UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PREMIER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

October 20, 2021

Dear Premier Stockholders:

I am pleased to invite you to attend the Premier, Inc. 2021 Annual Meeting of
Stockholders (the “Annual Meeting”). The meeting will be held virtually via the
Internet on Friday, December 3, 2021 at 10:00 a.m., Eastern Standard Time. In
light of ongoing and continued developments related to the coronavirus
(COVID-19) and its variants and after careful consideration, the Board of Directors has determined that holding a virtual annual meeting will best facilitate stockholder attendance and participation. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to virtually attend the meeting on the Internet, vote your shares electronically and submit questions.

At the Annual Meeting, we will consider the items of business described in the
Notice of 2021 Annual Meeting of Stockholders and in the proxy statement accompanying this letter. The proxy statement contains important information about the matters to be voted on and the process for voting, along with information about Premier and its management and directors.

Every stockholder’s vote is important to us. Even if you plan to virtually attend the
Annual Meeting, please promptly vote by submitting your proxy by phone, by
Internet or by mail. The “Frequently Asked Questions” section of the proxy statement and the enclosed proxy card contain detailed instructions for submitting your proxy. Our Annual Meeting can be accessed virtually via the
Internet at: www.virtualshareholdermeeting.com/PINC2021. To participate, you will need the 16-digit control number provided on your Notice of Internet
Availability of Proxy Materials or proxy card.

On behalf of the directors, management and employees of Premier, thank you for your continued support of and ownership in our company.

Sincerely,

Terry D. Shaw

Chair of the Board of Directors

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

DATE & TIME:	ACCESS:
Friday, December 3, 2021	www.virtualshareholdermeeting.com/PINC2021
10:00 a.m. EST

In light of COVID-19 and its variants, for the safety of all of our people, including our stockholders, and taking into account recent and potential federal, state and local guidance that has been or may be issued, our Board of Directors has determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At the virtual Annual Meeting, stockholders will be able to attend, vote and submit questions from any location via the Internet.

At the Annual Meeting, we will consider:

Item 1.	The election of three Class II Directors to the Board of Directors to serve until our 2024 annual meeting of stockholders.

Item 2.	The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year 2022.

Item 3.

The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.

Item 4.	A vote, on an advisory basis, as to whether the above “say-on-pay” advisory vote should occur every one, two or three years.

Item 5.	The transaction of such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Record Date:

Holders of our common stock at the close of business on our record date of October 6, 2021 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting.

Your vote is important. Holders of common stock should vote in one of these ways:
INTERNET Go to www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy card.	TELEPHONE Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy card.	MAIL Complete, sign, date and promptly return your proxy card in the enclosed envelope.

In addition, holders of common stock may vote online at the virtual Annual Meeting.

For a period of at least 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during regular business hours at our corporate headquarters located at 13034 Ballantyne Corporate Place, Charlotte, North Carolina. To access the list of stockholders during the Annual Meeting, please visit www.virtualshareholdermeeting.com/PINC2021 and enter the control number provided on your proxy card.

Our Annual Meeting can be accessed virtually via the Internet at: www.virtualshareholdermeeting.com/PINC2021. To participate, you will need the 16-digit control number provided on your Notice of Internet Availability of Proxy Materials or proxy card. Instructions on how to access the virtual Annual Meeting are set forth in the accompanying proxy statement under

“How can I virtually attend the Annual Meeting?”

Important Notice Regarding the Availability of Proxy Materials

For the Annual Meeting of Stockholders to be Held on December 3, 2021

Premier, Inc.’s proxy statement on Schedule 14A, form of proxy card and Annual Report on Form 10-K for the fiscal year ended June 30, 2021 are available at www.proxyvote.com after entering the control number printed on your proxy card.

By order of the Board of Directors,

Belinda A. McCord

Corporate Secretary

October 20, 2021

PROXY SUMMARY

This summary highlights information about our company and the 2021 Annual Meeting of Stockholders that is included elsewhere in the proxy statement. It does not contain all of the information you should consider before voting your shares. We encourage you to read the entire proxy statement before casting your vote.

2021 Annual Meeting of Stockholders

DATE & TIME:	ACCESS:	RECORD DATE:
Friday, December 3, 2021, 10:00 a.m. Eastern Standard Time	www.virtualshareholdermee ting.com/PINC2021 See “Frequently Asked Questions—How can I virtually attend the Annual Meeting?” on page 5 for details on how to access the Annual Meeting.	Holders of common stock at the close of business on our record date of October 6, 2021 are entitled to notice of and to vote at the Annual Meeting.

Voting Recommendations of the Board

Item	Item Summary	FOR	AGAINST	Page

1	The election of three Class II Directors to the Board of Directors to serve until our 2024 annual meeting of stockholders.	✔		9

2	The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year 2022.	✔		16

3	The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.	✔		18

4	A vote, on an advisory basis, as to whether the above “say-on-pay” advisory vote should occur every one, two or three years.		ONE YEAR	20

Fiscal 2021 Performance Highlights*

*

Fiscal 2021 Performance results include the impact of (i) our August 2020 Restructuring, as defined below under “Certain Definitions,” and discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 (the “2021 Form 10-K”), (ii) amendments to the GPO participation agreements, effective July 1, 2020, and (iii) aggregated purchasing of PPE and other high demand supplies as a result of the COVID-19 pandemic. Due to the impact of these extraordinary items over the full 12 months of fiscal 2021, we believe that a comparison of Fiscal 2021 and Fiscal 2020 is not necessarily indicative of year-over-year performance. Fiscal 2020 information is provided below for informational purposes. Refer to the 2021 Form 10-K for further information. See Appendix A for the definitions of Non-GAAP Adjusted EBITDA and Non-GAAP EPS and reconciliations of these non-GAAP financial measures to their comparable GAAP measures.

Fiscal 2020 Performance Highlights

Stockholder Say-on-Pay Vote

93.5%	say-on-pay votes cast were votes “FOR” our executive compensation program in 2020, showing strong support for our compensation principles, programs and governance practices

2021 PROXY STATEMENT

INTRODUCTION

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Premier, Inc., a Delaware corporation (“Premier,” “we,” “us,” “our” or the “Company”), will be held virtually via the Internet on Friday, December 3, 2021, beginning at 10:00 a.m., Eastern Standard Time. We encourage all of our stockholders to vote at or before the Annual Meeting, and we hope the information contained in this document will help you decide how you wish to vote.

FREQUENTLY ASKED QUESTIONS

What is the purpose of this proxy statement?

Our Board of Directors (the “Board of Directors” or “Board”) is soliciting a proxy from each holder of our common stock to vote on the items to be considered at the Annual Meeting, which will be held on December 3, 2021.

At the Annual Meeting, we will consider and act upon the following proposals:

1.	to elect three Class II Directors to the Board of Directors to serve until our 2024 annual meeting of stockholders;

2.	to ratify the appointment of Ernst & Young LLP (“EY”) to serve as our independent registered public accounting firm for our fiscal year 2022;

3.

to approve, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”);

4.	to vote, on an advisory basis, as to whether the above “say-on-pay” advisory vote should occur every one, two or three years; and

5.	to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

This proxy statement and related materials are first being provided to our stockholders on or about October 20, 2021.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to the rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders’ receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources. On or about October 20, 2021, we mailed to each stockholder (other than those stockholders who had previously requested electronic or paper delivery of the proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including our proxy statement and 2021 Form 10-K, on the Internet and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We may, at our discretion, voluntarily choose to mail or deliver a paper copy of the proxy materials, including our proxy statement and 2021 From 10-K, to one or more stockholders.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the record date of October 6, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting.

2021 Proxy Statement	1

FREQUENTLY ASKED QUESTIONS

How does the Board of Directors recommend stockholders vote on the business of the Annual Meeting?

The Board of Directors recommends that stockholders vote their shares:

1.	“FOR” the election of each of the three Class II Director nominees identified in this proxy statement.

2.	“FOR” the ratification of the appointment of EY to serve as our independent registered public accounting firm for our fiscal year 2022.

3.	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

4.	“FOR” the option of “ONE YEAR” as the frequency with which stockholders are provided the advisory vote on executive compensation.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote in accordance with their judgment on such matter.

How many shares can be voted at the Annual Meeting?

At the close of business on October 6, 2021, 122,586,758 shares of our common stock were outstanding. Each share of common stock is entitled to one vote.

How many shares must be present or represented at the Annual Meeting to constitute a quorum to conduct business?

Under our Amended and Restated Bylaws (the “Bylaws”), the holders of a majority of the voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy at the Annual Meeting, constitute a quorum to conduct business at the Annual Meeting. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of the vote required under our Bylaws. Our common stock is our only class of outstanding voting securities. Abstentions will be treated as present for purposes of determining a quorum.

What vote is required to approve each of the items of business?

Item 1—Election of directors. Directors will be elected by the holders of a plurality of the votes cast by the holders of common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy at the Annual Meeting.

Item 2—Ratification of independent registered public accounting firm. The affirmative vote of the holders of a majority of the votes cast by the holders of common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy at the Annual Meeting, is required to ratify EY as our independent registered public accounting firm.

Item 3—Approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”). Please note that the “say-on-pay” vote is only advisory in nature and has no binding effect on us or our Board of Directors. Our Board of Directors will consider Item 3 approved if the votes cast in favor of such proposal exceed the votes cast against such proposal.

Item 4—Whether the above “say on pay” advisory vote should occur every one, two or three years (“say-on-frequency”). Please note that the “say-on-frequency” vote is only advisory in nature and has no binding effect on us or our Board of Directors. Our Board of Directors will consider the frequency option that receives the highest number of votes to be the option recommended by stockholders.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our common stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

2	2021 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Stockholder of record. If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and we have made these proxy materials available to you over the Internet or have delivered paper copies of these materials to you by mail, in connection with the solicitation of proxies for the Annual Meeting. As the stockholder of record, you have the right to grant your voting proxy directly to us or to virtually vote at the meeting. We have enclosed a proxy card for you to use.

Beneficial owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the meeting. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or nominee that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting. Your broker, bank or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares. If you do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What effect do broker non-votes and abstentions have on the items of business?” below.

How can I have my shares represented at the Annual Meeting?

Voting by Proxy Card

Holders of common stock may submit a proxy by:

•

following the instructions on your proxy card to vote by telephone or the Internet. These instructions can also be found at www.proxyvote.com. Your telephone or Internet proxy must be received no later than 11:59 p.m., Eastern Standard Time, on December 2, 2021; or

•	completing, signing, dating and returning the proxy card so that it is received prior to the Annual Meeting.

Craig S. McKasson and David L. Klatsky (the “proxy holders”) have been designated by our Board of Directors to vote the shares represented by proxy at the Annual Meeting. Mr. McKasson is our Senior Vice President, Chief Administrative Officer, Chief Financial Officer and Treasurer and Mr. Klatsky is our General Counsel.

•	The proxy holders will vote the shares represented by your valid and timely received proxy in accordance with your instructions.

•

If you do not specify instructions on your proxy when you submit it, the proxy holders will vote the shares represented by the proxy in accordance with the recommendations of the Board of Directors on each item of business listed above.

•	If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares represented by proxy on that matter in their discretion.

Virtually Attending the Meeting

While we encourage voting in advance by proxy, holders of common stock also have the option of voting their shares virtually at the Annual Meeting. Shares of common stock held directly in your name as the stockholder of record may be voted virtually at the Annual Meeting. Submitting your proxy by telephone, by Internet or by mail will in no way limit your right to vote at the Annual Meeting if you later decide to attend virtually.

If your shares of common stock are held in street name, you must obtain, from the broker, bank or nominee that holds your shares of common stock, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting. Owners of shares of common stock held in street name that expect to virtually attend and vote at the meeting should contact their broker, bank or nominee as soon as possible to obtain the necessary information.

Please see “How can I virtually attend the Annual Meeting?” below if you plan to virtually attend the Annual Meeting.

2021 Proxy Statement	3

FREQUENTLY ASKED QUESTIONS

Even if you currently plan to virtually attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote, or revoke my proxy, after I return my proxy card?

You may change your vote or revoke your proxy before your proxy is voted at the Annual Meeting by:

•

sending written notice to Belinda A. McCord, Corporate Secretary, Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, so long as your revocation is received by 11:59 p.m., Eastern Standard Time, on December 2, 2021;

•

submitting a proxy bearing a later date than the proxy being revoked to Vote Processing c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, so long as your later dated proxy is received by 11:59 p.m., Eastern Standard Time, on December 2, 2021;

•	voting again by telephone or the Internet by 11:59 p.m., Eastern Standard Time, on December 2, 2021; or

•	attending the Annual Meeting and voting virtually.

What effect do broker non-votes and abstentions have on the items of business?

A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a beneficial owner of common stock, your bank, broker or other nominee holder of record is permitted to vote your shares on the ratification of the independent registered public accounting firm even if the record holder does not receive voting instructions from you. Absent instructions from you, the record holder may not vote on any “nondiscretionary” matter, including a director election, a matter relating to executive compensation or any stockholder proposal. In that case, without your voting instructions, a broker non-vote will occur. For all other matters, including the ratification of our independent registered public accounting firm, the record holder may vote at its discretion. You should consult your bank, broker or other nominee holder if you have questions about this. As indicated above, our Board of Directors will consider Item 3 (“say-on-pay”) approved if the votes cast in favor of such proposal exceed the votes cast against such proposal, and with respect to Item 4 (“say-on-frequency”), our Board of Directors will consider the frequency option that receives the highest number of votes to be the option recommended by stockholders. Accordingly, broker non-votes will not be counted as votes cast for or against Item 3 (“say-on-pay”) or in favor of any say-on-frequency option provided in Item 4.

An “abstention” will occur at the Annual Meeting if your shares of common stock are deemed to be present at the Annual Meeting, either because you virtually attend the Annual Meeting or because you have properly completed and returned a proxy, but you do not vote on any proposal or other matter which is required to be voted on by our stockholders at the Annual Meeting. An abstention on any of the items listed above will have the effect of a vote against that item, except for (i) the election of directors, (ii) Item 3 (“say-on-pay”) and (iii) any say-on-frequency option provided in Item 4, in each case for which abstentions will not be counted.

The affirmative vote of at least a majority of our issued and outstanding shares present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve any stockholder proposal validly presented at a meeting of stockholders. Under applicable Delaware law, in determining whether any stockholder proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against any stockholder proposal, except for the election of any director nominee. Abstentions will have no effect on a vote to elect a director nominee, and broker non-votes will be ignored for all votes. There are no dissenters’ rights of appraisal in connection with any stockholder vote to be taken at the Annual Meeting.

What does it mean if I receive more than one proxy card?

Most likely, it means your shares of common stock are registered differently or are in more than one account. Please provide voting instructions for all proxy cards you receive.

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FREQUENTLY ASKED QUESTIONS

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our stockholders, directors, members of management and others attending the Annual Meeting in light of the COVID-19 pandemic and its variants, we have determined to conduct this year’s Annual Meeting virtually. We are excited to make use of available technology to provide our stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.

How can I virtually attend the Annual Meeting?

The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit www.virtualshareholdermeeting.com/PINC2021 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the Record Date.

The meeting webcast will begin promptly at 10:00 a.m., Eastern Standard Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Standard Time, and you should allow ample time for the check-in procedures. Attendees will be required to comply with meeting guidelines and procedures available at www.virtualshareholdermeeting.com/PINC2021.

Can I ask questions at the Annual Meeting?

You may submit questions via the Internet during the Annual Meeting by participating in the webcast at www.virtualshareholdermeeting.com/PINC2021. We will answer timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding Premier in the order in which the questions are received. Questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data privacy protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2021 Rules of Conduct and Procedure, available at www.virtualshareholdermeeting.com/PINC2021.

As noted above, if you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the Record Date.

What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?

Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern Standard Time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the duration of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during check-in or the meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who pays the cost of soliciting votes for the Annual Meeting?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials or vote over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, if requested, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will request banks, brokers, nominees, custodians and other fiduciaries who hold shares of our stock in street name to forward these proxy solicitation materials to the beneficial owners of those shares, and we will

2021 Proxy Statement	5

FREQUENTLY ASKED QUESTIONS

reimburse the reasonable out-of-pocket expenses they incur in doing so. At our discretion, we may engage a proxy solicitation firm to assist us with the solicitation process, for which we will bear the costs of any such engagement.

Who will count the votes?

We have retained Broadridge Financial Solutions to tabulate the votes and serve as the independent inspector of election for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will publish the final results of the voting in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Can I access the proxy statement and 2021 Form 10-K on the Internet?

Yes. As noted above, we are furnishing our proxy materials to our stockholders via the Internet, except for those stockholders who have elected to receive paper copies. We highly recommend that you receive electronic delivery of Premier, Inc. proxy statements, annual reports and other stockholder communications. This helps reduce the use of paper and reduces our printing, postage and other costs. If you have previously requested paper copies of such materials, you can elect to receive electronic copies when you vote on the Internet.

This proxy statement, the form of proxy card and our 2021 Form 10-K are available at www.proxyvote.com. If you are a stockholder of record who has requested to receive paper copies of the proxy materials and would like to access future Company proxy statements and annual reports electronically instead of receiving paper copies in the mail, there are several ways to do this. You can mark the appropriate box on your proxy card or follow the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise. If you have Internet access, we hope you make this choice.

What is “householding” and how does it affect me?

Pursuant to SEC rules, we are permitted to deliver one copy of our Notice of Internet Availability of Proxy Materials, and our proxy materials for those who have elected paper copies, in a single envelope addressed to all stockholders who share a single address unless they have notified us they wish to “opt out” of the program known as “householding.” Under this procedure, stockholders of record who have the same address and last name receive only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials. Householding is intended to reduce our printing and postage costs and material waste. WE WILL DELIVER A SEPARATE COPY OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, AND PROXY MATERIALS IF APPLICABLE, PROMPTLY UPON WRITTEN OR ORAL REQUEST. You may request a separate copy by contacting our Corporate Secretary at 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or by calling 1-704-357-0022.

If you are a beneficial stockholder and you choose not to have the aforementioned disclosure documents sent to a single household address as described above, you must “opt-out” by writing to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your account(s) from this service, your account(s) will continue to be householded until we notify you otherwise. If you are a beneficial stockholder and other stockholders with whom you share an address currently receive multiple copies of the aforementioned disclosure documents, or if you hold stock in more than one account and, in either case, you wish to receive only a single copy of the disclosure documents, please contact Broadridge Financial Solutions at the address or phone number above. If you own shares in nominee name (such as through a broker), information regarding householding of disclosure documents should have been forwarded to you by your broker.

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FREQUENTLY ASKED QUESTIONS

Who should I contact if I have questions?

If you are a holder of our common stock through a brokerage account and you have any questions or need assistance in voting your shares, you should contact the broker or bank where you hold the account.

If you are a registered holder of our common stock and you have any questions or need assistance in voting your shares, please call our Investor Relations department at 1-704-357-0022.

As an additional resource, the SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. UNDER NO CIRCUMSTANCES DOES THE DELIVERY OF THIS PROXY STATEMENT CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

2021 Proxy Statement	7

COMPANY INFORMATION AND MAILING ADDRESS

We were organized as a Delaware corporation in 2013. Our mailing address is Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, and our telephone number is 704-357-0022. Our website address is www.premierinc.com. Information on our website is not intended to be and shall not be deemed to be incorporated into this proxy statement.

Certain Definitions

References in this proxy statement to:

“Premier,” the “Company,” “we,” “us” and “our” mean Premier, Inc. and our consolidated subsidiaries, unless the context requires otherwise.

“Common stock” means the Class A common stock, $0.01 par value, of Premier.

“August 2020 Restructuring” means our corporate restructuring on August 11, 2020 in which we (i) eliminated our dual-class ownership structure, through an exchange under which member-owners converted their Class B common units in Premier Healthcare Alliance, LP (“Premier LP”) and corresponding Class B common shares of Premier, Inc. into common stock, on a one-for-one basis, and (ii) exercised our right to terminate the Tax Receivable Agreement (the “TRA”) by providing all former limited partners of Premier LP a notice of termination and the amount of the expected payment to be made to each limited partner pursuant to the early termination provisions of the TRA with a determination date of August 10, 2020. For additional information and details regarding the August 2020 Restructuring, see our 2021 Form 10-K.

8	2021 Proxy Statement

ITEMS OF BUSINESS REQUIRING YOUR VOTE

ITEM 1 – ELECTION OF DIRECTORS

The current term of office for our Class II Directors expires at the Annual Meeting, while the term for our Class III Directors expires at the 2022 annual meeting and the term for our Class I Directors expires at the 2023 annual meeting. Upon unanimous recommendation by the Nominating and Governance Committee of the Board of Directors, the Board proposes that the following nominees be elected for new terms of three years and until their successors are duly elected and qualified as Class II Directors: Terry D. Shaw, Richard J. Statuto and Ellen C. Wolf. Each nominee has consented to serve if elected, and each nominee is currently a member of our Board of Directors. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxy holders will vote for the substitute nominee designated by the Board.

Director Qualifications and Biographies

The Nominating and Governance Committee, consistent with the desires of the full Board, seeks to achieve a Board that represents a diverse mix of skills, perspectives, talents, backgrounds and education that will enhance our decision-making process, oversee management’s execution of strategic objectives and represent the interests of all of our stockholders. Key factors considered in connection with the selection of director nominees are independence, critical thinking skills, practical wisdom and mature judgment in the decision-making process. Our Board composition reflects our commitment to include individuals from diverse backgrounds and with diverse experience, and the members of our Nominating and Governance Committee are mindful of that objective when they nominate directors for election. Our Board composition also reflects the Nominating and Governance Committee’s determination as to the appropriate size of the Board to facilitate effective communication and cooperation.

Important information about our corporate governance practices, the responsibilities and functioning of the Board and its committees, director compensation and related party transactions is found elsewhere in this proxy statement. We encourage you to review this information in connection with your decisions on the election of the director nominees.

The information set forth below includes, with respect to each nominee and each continuing director, his or her age as of the Record Date, principal occupation and employment during the past five years, the year in which he or she first became one of our directors, and other public company directorships held by such person during the last five years. Further, the independence status of each nominee and each continuing director, as determined by the Board of Directors in accordance with the standards set forth in our Corporate Governance Guidelines and the listing standards of NASDAQ, is provided below. Each of our directors also serves on the management committee of Premier Services, LLC, a wholly-owned subsidiary of Premier and the general partner of Premier LP.

In addition to the experience, qualifications, attributes and skills of each nominee and continuing director outlined below, which have led the Board to conclude that such person should serve as a member of the Board, our Board believes that each nominee and each continuing director has demonstrated broad-based business knowledge, outstanding achievement in his or her professional career, commitment to ethical and moral values, personal and professional integrity, sound business judgment and a commitment to corporate citizenship.

2021 Proxy Statement	9

ITEM 1 – ELECTION OF DIRECTORS

Directors Standing for Election

Nominees to Serve as Class II Directors until the 2024 Annual Meeting

Age: 59 Director Since: 2013 Committee Membership: Nominating and Governance Committee Independent Director

Terry D. Shaw

Experience:

•  Chief Executive Officer of AdventHealth (f/k/a Adventist Health System), a nine-state health system headquartered in Florida, since 2017

•  Previously served with AdventHealth since 2000, including as the Executive Vice President, Chief Financial Officer and Chief Operations Officer from 2010 to 2017

•  Chair of the Board of Directors of Premier since August 2019, Vice Chair of the Board of Directors of Premier from July 2015 to August 2019, and member of the board of directors of Premier and its predecessors since 2012

•  Member of the American College of Healthcare Executives and the Healthcare Leadership Council

•  Member of the board of directors of AdventHealth

•  Obtained a bachelor’s degree from Southern Adventist University and a Master of Business Administration from the University of Central Florida

Skills/Qualifications:

We believe Mr. Shaw’s qualifications to serve on our Board of Directors include his approximately 37 years of experience in the healthcare industry, his strong background in finance, healthcare and healthcare management and his leadership experience serving in executive positions at a large healthcare system and chairing the board of a public company.

Age: 64 Director Since: 2013 Committee Memberships: Compensation Committee and Nominating and Governance Committee (Chair) Independent Director

Richard J. Statuto

Experience:

•  Retired

•  Advisor to Bon Secours Mercy Health, primarily focused on strategic growth and innovation, from September 2018 through August 2019

•  President and Chief Executive Officer of Bon Secours Health System from 2005 to September 2018

•  Chair of the Board of Directors of Premier from 2013 to August 2019, and member of the board of directors of Premier and its predecessors since 2011

•  Previously served as President and Chief Executive Officer of St. Joseph Health System

•  Member of the boards of directors of the Catholic Medical Mission Board and the Innovation Institute

•  Previous service as Chair of the board of directors of the Catholic Health Association and as Vice Chair of the board of directors of Christus Health System

•  Obtained a bachelor’s degree in chemical engineering from Vanderbilt University and a Master of Business Administration from Xavier University

Skills/Qualifications:

We believe Mr. Statuto’s qualifications to serve on our Board of Directors include his approximately 36 years of experience in the healthcare industry, his strong background in healthcare and healthcare management, his leadership experience serving in executive positions at large healthcare systems and chairing a public company board through complex matters, and his marketing and branding experience.

10	2021 Proxy Statement

ITEM 1 – ELECTION OF DIRECTORS

Age: 67 Director Since: 2013 Committee Memberships: Audit and Compliance Committee (Chair) and Member Agreement Review Committee Independent Director

Ellen C. Wolf

Experience:

•  Retired

•  Previously served as Chief Financial Officer of American Water Works Company, Inc., the largest investor-owned U.S. water and wastewater company, as Senior Vice President and Chief Financial Officer of USEC, Inc. and as Vice President and Chief Financial Officer of American Water Works

•  Former director of Connecticut Water, a NASDAQ-listed company, from 2015 until its sale in 2019, and former director and Chair of the audit committee of InfraREIT, L.L.C., a company listed on the New York Stock Exchange (“NYSE”), from 2014 until its sale in 2019

•  Former director of Airgas, Inc., a NYSE-listed company, and the Philadelphia Zoo

•  Obtained a bachelor’s degree from Duke University and a Master of Business Administration from the Wharton School of the University of Pennsylvania

Skills/Qualifications:

We believe that Ms. Wolf’s qualifications to serve on our Board of Directors include her strong financial, corporate accounting, business development, risk management and leadership experience through her service in corporate senior executive positions and her prior service on the audit committees of other publicly traded and privately held companies.

Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” the election of each of the director nominees named above.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of common stock covered by valid and timely received proxies “FOR” the election of each of the Class II director nominees set forth above, unless instructed otherwise.

2021 Proxy Statement	11

ITEM 1 – ELECTION OF DIRECTORS

Other Directors Not Standing for Election at this Meeting

Directors who will continue to serve after the 2021 Annual Meeting are:

Class III Directors with Terms Expiring at the 2022 Annual Meeting

Age: 58 Director Since: 2021 Committee Membership: Member Agreement Review Committee Employee-Director

Michael J. Alkire

Experience:

•  Chief Executive Officer of Premier since May 2021 and President of Premier since April 2019

•  Chief Operating Officer of Premier (2013 to April 2019), and of PHSI and Premier LP since 2011

•  Senior Vice President of Premier from 2004 to 2006 and President of Premier LP from 2006 to 2011

•  Member of the board of directors of Premier’s predecessors from 2011 to 2013

•  Member of the board of directors of FFF Enterprises, Inc., a distributor of plasma products, vaccines, biosimilars and other specialty pharmaceuticals and biopharmaceuticals, from 2016 to 2018

•  Prior executive experience includes positions at Deloitte & Touche LLP and Cap Gemini Ernst & Young

•  Past director on the boards of directors of Global Healthcare Exchange, LLC and the Healthcare Supply Chain Association

•  Obtained a bachelor’s degree from Indiana State University and a Master of Business Administration from Indiana University

Skills/Qualifications:

We believe Mr. Alkire’s qualifications to serve on our Board of Directors include his approximately 32 years of experience in senior positions of executive leadership, including supply chain strategy, healthcare system strategy, large-scale operations, technology, quality improvement and business transformation.

Age: 65 Director Since: 2015 Committee Memberships: Audit and Compliance Committee and Nominating and Governance Committee Independent Director

Jody R. Davids

Experience:

•  Retired

•  Senior Vice President and Global Chief Information Officer of PepsiCo, Inc., a NYSE-listed company that has a global portfolio of food and beverage brands, from April 2016 to October 2019

•  Chief Information Officer of Agrium, Inc., a NYSE-listed company and Toronto Stock Exchange-listed company that is a global producer and marketer of nutrients for agricultural and industrial markets, from April 2014 to April 2016

•  Various executive and consulting roles with Agrium, Best Buy, Inc., a NYSE-listed company, and Cardinal Health, Inc., a NYSE-listed company, during the period from 2000 to 2014

•  Obtained a bachelor’s degree and a Master of Business Administration from San Jose State University

Skills/Qualifications:

We believe that Ms. Davids’ qualifications to serve on our Board of Directors include her strong background in information technology, cybersecurity risk management, supply chain, logistics and distribution and her leadership experience serving in corporate senior executive positions of other publicly traded companies.

12	2021 Proxy Statement

ITEM 1 – ELECTION OF DIRECTORS

Age: 69 Director Since: 2013 Committee Membership: Audit and Compliance Committee and Finance Committee (Chair) Independent Director

Peter S. Fine

Experience:

•  President and Chief Executive Officer of Banner Health since 2000

•  Member of the board of directors of Banner Health

•  Member of the board of directors of Premier’s predecessors from 2003 through 2009

•  Previously served on the boards of directors of Accuray Incorporated and the Translational Genomics Research Institute and as member of the Heard Museum board of trustees

•  Obtained a bachelor’s degree from Ohio University and Master of Arts in Healthcare Administration from George Washington University

Skills/Qualifications:

We believe Mr. Fine’s qualifications to serve on our Board of Directors include his approximately 44 years of experience in the healthcare industry, his strong background in healthcare, healthcare management and healthcare plans, and his leadership experience serving in executive positions at a large healthcare system.

Age: 69 Director Since: 2015 Committee Membership: Compensation Committee and Finance Committee Independent Director

Marvin R. O’Quinn

Experience:

•  President and Chief Operating Officer of CommonSpirit Health since February 2019

•  Senior Executive Vice President and Chief Operating Officer of Dignity Health in San Francisco, California since 2009

•  Previous executive roles with Jackson Health System, Atlantic Health System, New York Presbyterian Health System, Providence Medical Center and Providence Milwaukee Hospital

•  Additional key positions with other hospitals and medical centers in Portland, Fresno and Seattle

•  Held board appointments with Charles Drew University of Medicine and Science (Chair), PriMed/Hill Physicians, Francisco Partners and Ministry Leadership Center

•  Obtained a bachelor’s degree and a Master of Health Administration from the University of Washington

Skills/Qualifications:

We believe that Mr. O’Quinn’s qualifications to serve on our Board of Directors include his approximately 42 years of experience in the healthcare industry, his strong background in healthcare and healthcare management and his leadership experience serving in executive positions at large healthcare systems.

2021 Proxy Statement	13

ITEM 1 – ELECTION OF DIRECTORS

Class I Directors with Terms Expiring at the 2023 Annual Meeting

Age: 67 Director Since: 2019 Committee Memberships: Audit and Compliance Committee and Finance Committee Independent Director

John T. Bigalke

Experience:

•  Chief Executive Officer of Second Half Health Advisors, a healthcare strategy firm, since 2016

•  Previously with Deloitte USA LLP from 1998 to 2016, including serving as Vice Chairman and National Industry Leader for the Health Care and Life Science Practice from 2002 until 2012 and Vice Chairman and Senior Partner, Global Health Care Practice from 2012 to 2016

•  Director, Chairman of the Audit and Corporate Responsibility Committee and member of the Finance Committee of AdventHealth

•  Former director, Audit Committee Chair and member of the Nominating/Corporate and Governance Committee and Chair of the Special Committee of Progenity, Inc., a NASDAQ-listed biotechnology company

•  Serves on the Advisory Board of Concord Healthcare Management Services, LLC and Vaxcare, Inc. (Chair)

•  Obtained a bachelor’s degree from Clemson University and completed the Leadership Development Program at Columbia University Graduate School of Business and the Executive Leadership Program at the Wharton School of the University of Pennsylvania

•  Licensed as a Certified Public Accountant

Skills/Qualifications:

We believe Mr. Bigalke’s qualifications to serve on our Board of Directors include his strong financial, corporate accounting, business development, risk management and leadership experience and his service on the boards and audit committees at several privately held and publicly traded companies.

Age: 55 Director Since: 2020 Committee Membership: Compensation Committee and Member Agreement Review Committee (Chair) Independent Director

Helen M. Boudreau

Experience:

•  Retired

•  Chief Operating Officer of the Bill & Melinda Gates Medical Research Institute, a nonprofit medical research organization, from June 2018 to June 2019

•  Previously served as the Chief Financial Officer at each of Proteostasis Therapeutics, Inc., a NASDAQ-listed biopharmaceutical company, from July 2017 to June 2018, and FORMA Therapeutics, Inc., a privately held biotechnology company, from October 2014 to June 2017

•  Prior experience includes executive positions with Novartis Corporation and Pfizer, Inc. and leadership roles with Pepsico/Yum! Brands, Inc., McKinsey & Company, Inc. and Bank of America Corporation

•  Serves on the board of directors and as Chair of the Audit Committee and member of the Compensation Committee of each of Shattuck Labs, Inc., a NASDAQ-listed company, and Field Trip Health Ltd., a company listed on NASDAQ and the Toronto Stock Exchange

•  Serves on the board of directors and as Chair of the Audit Committee of Rallybio Corporation, a NASDAQ-listed biotech company

•  Served on the board of directors and as chair of the Audit Committee of Evaxion Biotech, a NASDAQ-listed company, from 2020 to 2021 and on the board of directors and as Chair of the Audit Committee and member of the Compensation Committee for Proteostasis Therapeutics, Inc. from 2016 to 2017

•  NACD Directorship CertifiedTM by the National Association of Corporate Directors

•  Obtained a bachelor’s degree from the University of Maryland and a Master of Business Administration from the University of Virginia Darden Graduate School of Business

Skills/Qualifications:

We believe Ms. Boudreau’s qualifications to serve on our Board of Directors include her strong financial background and broad understanding of the healthcare ecosystem through her work across multiple different healthcare and biopharmaceutical companies.

14	2021 Proxy Statement

ITEM 1 – ELECTION OF DIRECTORS

Age: 51 Director Since: 2015 Committee Membership: Compensation Committee (Chair) and Finance Committee Independent Director

Marc D. Miller

Experience:

•  Chief Executive Officer and President of Universal Health Services, Inc., a NYSE-listed company headquartered in King of Prussia, Pennsylvania, serving as CEO since 2021 and President since 2009

•  Prior service in various executive roles and key positions with Universal Health Services, Central Montgomery Medical Center, Wellington Regional Medical Center, The George Washington University Hospital and Mayo Clinic

•  Member of the board of directors of Universal Health Services, Inc. since 2006 and of the board of trustees of its affiliated entity Universal Health Realty Income Trust, a NYSE-listed company, since 2008

•  Obtained a bachelor’s degree from the University of Vermont and a Master of Business Administration with a concentration in healthcare management and finance from The Wharton School at the University of Pennsylvania

Skills/Qualifications:

We believe that Mr. Miller’s qualifications to serve on our Board of Directors include his approximately 26 years of experience in the healthcare industry, his strong background in healthcare and healthcare management, his leadership experience serving in executive positions at large healthcare systems and his public company experience.

There are no family relationships between any of our executive officers, directors and director nominees. The business address of each of our directors and director nominees is 13034 Ballantyne Corporate Place, Charlotte, NC 28277

2021 Proxy Statement	15

ITEM 2 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Ernst & Young LLP

In accordance with its charter, the Audit and Compliance Committee selected the firm of Ernst & Young LLP (“EY”) to be our independent registered public accounting firm for the fiscal year 2022 audit period and, with the endorsement of the Board of Directors, recommends to our stockholders that they ratify that appointment. The Audit and Compliance Committee will reconsider the appointment of EY for the next audit period if such appointment is not ratified. Representatives of EY are expected to virtually attend the Annual Meeting, will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

The Audit and Compliance Committee recognizes the importance of maintaining the independence of our independent registered public accounting firm, both in fact and appearance. Consistent with its charter, the Audit and Compliance Committee has evaluated EY’s qualifications, performance and independence, including that of the lead audit partner. The Audit and Compliance Committee reviews and approves, in advance, the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, EY is required to confirm that the provision of such services does not impair its independence.

Before selecting EY, the Audit and Compliance Committee carefully considered that firm’s qualifications and prior performance. This included a review of its performance in prior years, and over the course of the most recently completed fiscal year, including the quality and efficiency of the services provided and EY’s communication and interactions with our management and the Audit and Compliance Committee. The Audit and Compliance Committee also considered EY’s independence, objectivity, reputation for integrity and competence in the fields of accounting and auditing, technical expertise, knowledge of our industry and business operations and fee structure. The Audit and Compliance Committee has expressed its satisfaction with EY in all of these respects. The Audit and Compliance Committee’s review included inquiry concerning any litigation involving EY and any investigations or proceedings by the SEC or Public Company Accounting Oversight Board (‘‘PCAOB’’) against the firm, if any. In this respect, the Audit and Compliance Committee has concluded that the ability of EY to perform services for Premier is in no way adversely affected by any such investigation or litigation.

EY has served as our auditor since 1991. We believe there are significant benefits to retaining a longer-tenured independent registered public accounting firm. EY has gained institutional knowledge and expertise regarding our business operations, accounting policies and practices, and internal control over financial reporting. We believe EY’s audit and other fees are also competitive with peer companies because of EY’s familiarity with us and our operations. Notwithstanding EY’s tenure, we believe EY’s independence provides significant benefit to stockholders by ensuring an unbiased audit of our consolidated financial statements and our internal control over financial reporting. In addition, the lead partner for EY’s audit engagement with us is changed not more than every five years.

Audit and Compliance Committee Pre-Approval of Accounting Services

The Audit and Compliance Committee of our Board of Directors is responsible for the appointment, oversight and evaluation of our independent registered public accounting firm. In accordance with our Audit and Compliance Committee’s charter, our Audit and Compliance Committee must approve, in advance of the service, all audit and permissible non-audit services provided by our independent registered public accounting firm. Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit and Compliance Committee has concluded that provision of the non-audit services described in that section is not compatible with maintaining the independence of EY.

The Audit and Compliance Committee has established a policy regarding pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm, as well as all engagement fees and terms for our independent registered public accounting firm. Under the policy, the Audit and Compliance

16	2021 Proxy Statement

ITEM 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Committee must approve the services to be rendered and fees to be charged by our independent registered public accounting firm. Typically, the Audit and Compliance Committee approves services up to a specific amount of fees.

The Audit and Compliance Committee must then approve, in advance, any services or fees exceeding those pre-approved levels, subject to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit and Compliance Committee may delegate general pre-approval authority to a subcommittee of which the Chair of the Audit and Compliance Committee is a member. All requests or applications for services to be provided by our independent registered public accounting firm must be submitted to specified officers who may determine whether such services are included within the list of pre-approved services. All requests for services that have not been pre-approved must be accompanied by a statement that the request is consistent with the independent registered public accounting firm’s independence from Premier.

Principal Accounting Fees and Services

The following table presents the fees billed to us and our subsidiaries for services rendered by EY for the fiscal years ended June 30, 2021 and 2020.

	FY 2021	FY 2020

	($) in thousands
Audit Fees(1)	$3,359	$3,811
Audit-Related Fees(2)	547	491
Tax Fees(3)	112	83

Total(4)	$4,018	$4,385

(1)

Represents audit fees billed in each of fiscal years 2021 and 2020. Audit fees in fiscal years 2021 and 2020 include the audit of our consolidated financial statements, the audit of our internal control over financial reporting, consent for the registration of securities with the SEC and services provided in connection with the review of our quarterly condensed consolidated financial statements included in our SEC filings.

(2)

Represents audit-related fees billed in each of fiscal years 2021 and 2020. Audit-related fees in fiscal years 2021 and 2020 principally related to professional services in connection with financial due diligence, internal controls and other services that are traditionally performed by our independent registered public accounting firm.

(3)	Represents tax fees billed in each of fiscal years 2021 and 2020. Tax fees in fiscal years 2021 and 2020 principally related to domestic tax compliance and other tax-related consulting services.
(4)

In fiscal years 2021 and 2020, EY did not provide any products or services that would be required to be disclosed under “all other fees” in the table above. In fiscal years 2021 and 2020, the Audit and Compliance Committee did not approve any services or fees pursuant to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of EY to serve as our independent registered public accounting firm for our fiscal year ending June 30, 2022.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of common stock covered by valid and timely received proxies “FOR” the ratification of the appointment of EY to serve as our independent registered public accounting firm for our fiscal year ending June 30, 2022, unless instructed otherwise.

2021 Proxy Statement	17

ITEM 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Act and related SEC rules, we request that stockholders approve, on an advisory basis, our executive compensation program. We ask that you support the compensation of our named executive officers, or NEOs, as disclosed under the heading “Executive Compensation,” including the “Executive Summary” section, beginning on page 53, and the accompanying tables and related narrative disclosure. This proposal, commonly referred to as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the NEOs’ compensation as required under Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies and practices described in this proxy statement.

Our executives – including our NEOs – are critical to our success. That is why we design our executive compensation program to attract, retain and motivate exceptional and diverse executive talent. We structure our executive compensation program to focus on stockholders’ interests by incentivizing superior, sustainable long-term performance. We believe our executive compensation program strikes an appropriate balance between using responsible, measured pay practices and effectively incentivizing our NEOs to dedicate themselves fully to value creation for our stockholders.

Under our executive compensation program, we align pay and performance by making a significant portion of our NEOs’ compensation contingent on:

•	achieving specific and challenging annual and long-term performance goals; and

•	increasing stockholder value.

As further described in our “Compensation Discussion and Analysis” section, we incorporate rigorous compensation-related design and governance practices to protect our stockholders’ interests, including the following:

•	we have stock ownership guidelines for our executive officers that promote alignment of their interests with those of our stockholders;

•	our long-term incentive plan is 100% equity-based;

•	85% of our CEO’s target total compensation is at-risk, incentive-based pay (63% of which is based on our long-term performance);

•	on average, 76% of our other NEOs’ target total compensation is at-risk, incentive-based pay (55% of which is based on long-term performance);

•	we do not pay tax gross-ups associated with benefits payable in connection with a change in control;

•	we mitigate risk by limiting incentive payments, using multiple performance measures in our incentive plans and imposing a strong incentive compensation recoupment (clawback) policy; and

•	we prohibit hedging, pledging and short sales of our common stock.

We encourage you to read the “Compensation Discussion and Analysis” section beginning on page 53 of this proxy statement, which includes a recap of what we do and what we don’t do on page 57, and the “Executive Compensation Tables” beginning on page 76 of this proxy statement to better understand the details of our NEOs’ compensation for fiscal year 2021 and their opportunities to realize compensation in the future.

Our Compensation Committee and our Board believe that our executive compensation program for our NEOs serves our stockholders’ interests. This vote is advisory and not binding on us, the Board or the Compensation Committee, which is responsible for developing and administering our executive compensation philosophy and program; however, the Compensation Committee will consider the results as part of its ongoing review of our executive compensation program.

18	2021 Proxy Statement

ITEM 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recommends that stockholders indicate their support for our compensation of our NEOs, and we ask you to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that Premier’s stockholders approve, on an advisory basis, the compensation paid to Premier’s named executive officers, as disclosed in this proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis section, Summary Compensation Table for Fiscal Year 2021 and the other related tables and discussion.”

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

In accordance with the Board of Directors’ recommendation, the proxy holders will vote the shares of common stock covered by valid and timely received proxies “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, unless instructed otherwise.

2021 Proxy Statement	19

ITEM 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

We seek your input regarding the frequency of future stockholder advisory votes on our executive compensation programs. In particular, we are asking whether the “say-on-pay” advisory vote should occur every year, every two years or every three years. After careful consideration, our board of directors previously decided to hold annual, non-binding, advisory votes on executive compensation. Notwithstanding that decision and the support of most of our stockholders of the say-on-pay frequency proposal for one year in the 2015 vote, the rules of the SEC require us to again submit this Proposal to a vote. Accordingly, we are asking whether the say-on-pay advisory vote should occur every year, every two years or every three years. We understand that stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder advisory vote to approve the compensation of the named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been approved by stockholders. While the board of directors will take into account the outcome of this non-binding, advisory vote when making future decisions regarding the frequency of the say-on-pay advisory vote, the board of directors may decide that it is in the best interests of stockholders and the Company to hold such an advisory vote more or less frequently than the option selected by a plurality of stockholders at the annual meeting. As a reminder, you are NOT voting for or against the board’s recommendation itself. Instead, your vote is a selection of one of the three frequency options if you do not abstain.

Board Recommendation

The Board of Directors unanimously recommends a vote for the option of “ONE YEAR” as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.

In accordance with the Board of Directors’ recommendation, the proxy holders will vote the shares of common stock covered by valid and timely received proxies for “ONE YEAR” as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC, unless instructed otherwise.

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CORPORATE GOVERNANCE AND BOARD STRUCTURE

Corporate Governance

Our corporate governance practices are established, monitored and regularly assessed by our Board of Directors with assistance from the Nominating and Governance Committee. The Board of Directors considers current and proposed legal requirements and governance best practices in connection with its oversight of our corporate governance practices.

Corporate Governance Guidelines

To assist the Board of Directors in the exercise of its duties and responsibilities and to serve the best interests of us and our stockholders, the Board of Directors has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines were revised in April 2021 and set forth, among other things:

•	the Board’s role in overseeing the management and conduct of our business, including:

•	the job description and specific functions of the Board and its committees;

•	annual review and evaluation of the Chief Executive Officer led by the Chair of the Board in collaboration with the Compensation Committee;

•	annual senior management evaluation;

•	annual review and update, if appropriate, of our succession plan;

•	risk management and oversight by the Audit and Compliance Committee; and

•

Board self- and peer-assessments, led by the Nominating and Governance Committee, to provide feedback to each director on his or her performance, and the evaluation of the performance of the Board Chair and Lead Independent Director, if any, on a regular basis.

•	director nomination and qualification, including:

•	methods for director nomination;

•	succession planning for directors, Board leaders and Board committee members;

•	the Board’s multi-factorial screening process;

•	attribute-based guidelines for selection of director nominees, including Premier-specific criteria; skills, subject matter expertise and experience; personal traits and diversity characteristics; and

•

the Board Diversity Policy, which requires assessing Board composition or identifying suitable candidates for appointment or re-election to the Board using objective criteria having due regard to the benefits of diversity and the needs of the Board.

•	director responsibilities and requirements, including:

•

director responsibilities to exercise common sense business judgment, exercise their fiduciary duties to all stockholders and exercise personal accountability through regular attendance and participation and investment of time and energy in our business;

•	commitment to support the needs of the Board and fully serve out the established Board term;

•	limits on other board service (i.e., no over-boarding);

•	director orientation and continuing education;

•	director mentorship program;

•	notice of changes in principal employment or changes in independence; and

•	director compensation and stock ownership.

•	Board independence and leadership, including:

•	director independence standards and required reviews of each director’s independence;

2021 Proxy Statement	21

CORPORATE GOVERNANCE AND BOARD STRUCTURE

•	Board leadership and the annual election of a non-management director as Board Chair;

•	the annual election of a Lead Independent Director (if the Board Chair is not independent);

•	the annual election of Company officers, including a president, chief executive officer and secretary; and

•	duties and role of the Board Chair, Lead Independent Director and Corporate Secretary.

•	Board accountability, ethics and integrity, including:

•	adherence to the Board’s Conflict of Interest Policy; and

•	adherence to our Code of Conduct and the Board Code of Ethics.

•	Board structure, including:

•	Board size and review of the same;

•	Board class structure and term of each class;

•	age and term limits; and

•	resignation and failure to be re-elected.

•	Board committees, including:

•	standing committees and committee structure;

•	independence requirements and qualifications of committee members;

•	assignment and rotation of committee members and Chairs;

•	committee Chair job description; and

•	committee meeting frequency, length and agenda.

•	Board meetings, agenda and information, including:

•	regular meeting schedules and attendance expectations;

•	Board agenda process;

•	Board information flow, materials and presentations;

•	regularly held executive sessions outside the presence of management;

•	Board access to and retention of independent advisors;

•	director access to senior management;

•	right to call a special meeting of the Board and related procedures; and

•	annual stockholder meeting and attendance.

•	Stockholder input and communications, including:

•	Board interaction/communications with stockholders, analysts, institutional investors, member owners and the media where appropriate; and

•	Board responsiveness to stockholder proposals that receive substantial support.

Under its charter, the Nominating and Governance Committee, in consultation with the Chair of the Board and the Chief Executive Officer, periodically reviews, revises, interprets and confirms compliance with the Corporate Governance Guidelines.

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Code of Ethics

We have adopted a Corporate Code of Conduct, as well as a Board Code of Ethics and a Board Conflict of Interest Policy and Disclosure Statement, together our “code of ethics,” that apply, as applicable, to all employees, directors and officers, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The purpose of the code of ethics is to deter wrongdoing and promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports required to be filed with or submitted by us to the SEC and in other public communications;

•	compliance with all applicable rules and regulations that apply to us and our officers and directors;

•	the prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and

•	accountability for adherence to the code of ethics.

We will disclose any future amendments to, or waivers from, certain provisions of these ethical policies and standards for officers and directors on the “Investors” section of our website at http://investors.premierinc.com promptly following the date of such amendment or waiver. Upon written request to our Corporate Secretary, we will also provide a copy of the code of ethics free of charge.

Corporate Website

We maintain a “Corporate Governance” area within the “Investors” section of our website and an “Ethics and Compliance” area within the “About Premier” section of our website where you can find copies of our principal governance documents and ethics policies. You may also request copies of these documents by contacting our Corporate Secretary at 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or by calling 1-704-357-0022. Our “Corporate Governance,” “Compliance and Ethics” and “Sustainability” areas of our website are located at http://investors.premierinc.com/corporate-governance/, https://www.premierinc.com/compliance-and-ethics and https://www.premierinc.com/sustainability, respectively, and include the following documents, among others:

•	Certificate of Incorporation;

•	Bylaws;

•	Corporate Governance Guidelines (which now include our Lead Independent Director Policy);

•	Whistleblower Policy;

•	Insider Trading Policy;

•	Code of Conduct;

•	Group Purchasing Code of Conduct;

•	Board Code of Ethics;

•	Board Conflict of Interest Policy and Disclosure Statement;

•	Audit and Compliance Committee Charter;

•	Nominating and Governance Committee Charter;

•	Finance Committee Charter;

•	Compensation Committee Charter;

•	Member Agreement Review Committee Charter; and

•	ESG Sustainability Report.

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We encourage our stockholders to read our governance documents, as we believe they illustrate our commitment to good governance practices and ethical business conduct.

Role of the Board in the Oversight of Risk

Our Board of Directors plays an active role in overseeing management of our risks. We have identified five primary areas of enterprise risk across our operations that are monitored and managed by our Board of Directors, management and internal auditors. These areas include risks associated with strategic, operational, financial, legal and information technology and systems, including cybersecurity. In conjunction with its management of these specific risk areas, our Board of Directors manages reputational risks across all of our operations. Our Board of Directors is primarily responsible for oversight of the strategic, operational and information technology and systems risks that we may encounter. The committees of our Board of Directors assist our full Board in risk oversight by addressing specific matters within the purview of each committee. Our Audit and Compliance Committee focuses on oversight of financial, legal and regulatory compliance, as well as ethical risks. The Audit and Compliance Committee oversees the cyber risk management program, which is designed to monitor, mitigate and respond to cyber risks, threats and incidents and reviews periodic reports from our Chief Information Security Officer, President of Performance Services and Chief Financial Officer, including developments in cyber threat environment and cyber risk mitigation efforts. Our Finance Committee oversees financial risks related to capital allocation and financial forecasting. Our Compensation Committee, as discussed in more detail below, focuses on risks relating to executive compensation plans and arrangements, and our Nominating and Governance Committee focuses on reputational and corporate governance risks relating to our company including the independence of our Board of Directors.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board of Directors remains regularly informed regarding such risks through committee reports and otherwise. In addition, our Board and its committees receive regular reports from our President and Chief Executive Officer, SVP, Chief Administrative Officer, Chief Financial Officer and Treasurer, General Counsel, Chief Ethics and Compliance Officer and other members of senior management regarding areas of significant risk to us, including strategic, operational, financial, legal and regulatory, information technology and systems, cyber and reputational risks. We believe the leadership structure of our Board of Directors supports and promotes effective risk management and oversight.

The Compensation Committee reviews and considers our compensation policies and programs in light of the Board of Directors’ risk assessment and management responsibilities on an annual basis. Our human resources department in consultation with Mercer (US) Inc. (“Mercer”) prepared and presented to the Compensation Committee a risk assessment report that addressed the incentive compensation structure, plans and processes at all levels of our Company. The assessment included, among other things, a review of pay mix (fixed versus variable, cash versus equity and short- versus long-term), performance metrics, target setting, performance measurement practices, pay determination, mitigation practices such as our compensation recoupment policy, and overall governance and administration of pay programs. After reviewing this report and making inquiries of management, the Compensation Committee determined we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on our Company.

Communications to Directors

Stockholders and other parties interested in communicating directly to the Board of Directors, any committee or any non-employee director may do so by writing to the address listed below:

PREMIER, INC.

BOARD OF DIRECTORS

13034 BALLANTYNE CORPORATE PLACE

CHARLOTTE, NORTH CAROLINA 28277

ATTENTION: [Addressee*]

C/O BELINDA A. MCCORD, CORPORATE SECRETARY

* Including the name of the specific addressee(s) will allow us to direct the communication to the intended recipient.

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All communications received as set forth in this paragraph will be reviewed by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, the General Counsel’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Board Structure and Director Nominations

Recent Board Changes

On August 5, 2021, our Board approved a recommendation of the Nominating and Governance Committee to undertake a fair, orderly and thoughtful process to reduce the size of the Board from 15 to 11 directors to better align with current governance best practices. In order to accomplish this transition, the Board established a Special Nominating Committee (the “Special Committee”) charged with evaluating and making recommendations regarding (i) the directors, not to exceed 11 individuals including our Chief Executive Officer, who will continue to serve on the Board, (ii) the allocation of such continuing directors to each of the three classes of directorship required under our governing documents, (iii) the composition of the standing Board committees and (iv) the effective date of such changes in Board and committee composition. The decision to form the Special Committee was approved by the Board based on the recommendation of the Nominating and Governance Committee, which received input from the then–existing directors, as well as research and advice provided by legal counsel and independent consultants regarding board size, composition and governance policies appropriate to bring the Board in alignment with current best practices. At the time the Special Committee was established, the existing directors agreed to abide by the recommendations of the Special Committee. The Special Committee was comprised of the following independent directors: Terry D. Shaw (as Board Chair), Richard J. Statuto (as Chair of the Nominating and Governance Committee) and Jody R. Davids.

On August 31, 2021, based on the recommendation of the Special Committee, the Board accepted the resignations tendered by of each of Barclay E. Berdan, Stephen R. D’Arcy, David H. Langstaff, William E. Mayer and Scott Reiner from the Board and their respective Board committees, effective immediately. The Board also (i) determined that each continuing director shall remain in his or her current director class as provided above under “Item 1—Election of Directors” and (ii) reappointed its standing committees as set forth below under “Committees of the Board of Directors.”

The Board also approved a decrease in its size from 15 directors to 11 directors. As a result of the director resignations and the change in the Board size, our Board now has one vacancy. The Board directed the Nominating and Governance Committee to recruit an additional female or other diverse director, with appropriate competencies and experiences that support the Company’s strategic plan, to fill the vacancy.

Current Board Structure and Meetings

The Board’s overarching responsibility is to advise and oversee the management and conduct of our business by our Chief Executive Officer and other members of management charged with the health and overall success of Premier’s business. Our Board size may not exceed 18 directors and must consist of a majority of independent directors that satisfy the NASDAQ listing standards discussed below. Our Board is currently comprised of 10 members, nine of whom are independent and one of whom is our President and Chief Executive Officer, Mr. Alkire. The Board is divided into three classes (Class I, Class II and Class III) with staggered terms of three years each. The term of one class expires at each annual meeting of stockholders; thus, directors typically stand for election after three years, unless they are filling an unexpired term. Under our Corporate Governance Guidelines, no director may serve for more than two full three-year consecutive terms except for (i) the Chief Executive Officer; (ii) each director identified as an independent director in our SEC filings; and (iii) a director serving as Chair of the Board, whose term may be extended at the discretion of the Board.

Our Bylaws and Corporate Governance Guidelines provide that the Chair of the Board shall not be one of our officers. We believe that having a non-executive Chair of our Board creates an environment that is more conducive to

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objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of us and our stockholders. Our Chief Executive Officer and Board Chair work together to set the Board agenda. Board members are invited to make agenda suggestions, and the Board approves the annual schedule of Board and committee task and agenda items. The Board Chair presides over Board meetings, coordinates the work of the committees of our Board of Directors and performs other duties delegated to the Chair by our Board of Directors. Committee assignments and designation of the committee Chair are made by the Board based upon recommendations of the Board Chair and Nominating and Governance Committee.

Since the Chair of the Board is an independent director, the Board does not currently have a Lead Independent Director. In the event that the Board Chair is not an independent director, our Corporate Governance Guidelines state that the independent directors of the Board shall elect annually a Lead Independent Director upon the recommendation of the Nominating and Governance Committee. The Lead Independent Director would serve as a liaison between the Board Chair and the independent directors and perform other responsibilities as assigned by the Board.

Executive sessions of independent directors, held outside the presence of employee Board members, are scheduled at each in-person Board meeting and may be called at any other Board or committee meeting. The Chair presides over these independent-only executive sessions. Members of our Board of Directors are kept informed of our business through discussions with our Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board of Directors and its committees.

Under our Corporate Governance Guidelines, Board members are expected to prepare for and attend at least 75% of all Board and applicable committee meetings. The Board of Directors met 11 times during fiscal year 2021. In addition, the board held three executive sessions without management present and independent directors met three times during fiscal year 2021. Each incumbent member of the Board of Directors attended 75% or more of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member, respectively. In addition, under our Corporate Governance Guidelines, directors are encouraged to attend each annual meeting of stockholders. Except for Mr. Fine (prior commitment), all current directors who were serving as directors at the time of our 2020 Annual Meeting of Stockholders held on December 4, 2020 virtually attended such annual meeting. We expect all of our directors to virtually attend the Annual Meeting.

Criteria for Board Members

Our Corporate Governance Guidelines provide multi-factorial criteria applicable to both the composition of the Board as a whole and individual directors. The Board applies the Attribute-Based Guidelines summarized below in recommending to the stockholders the election of directors:

•	Premier-Specific Criteria:

•	ability to represent on a fiduciary basis all stockholders and not a particular constituency or organization;

•	demonstrated willingness to devote sufficient time to Premier, with prior committee service strongly preferred;

•	held in high regard, as evidenced by other elected positions of leadership in national organizations;

•	knowledge of and demonstrated engagement with our services;

•	ability to offer constructive advice to our management from a customer or business perspective on business lines, new products and services and strategic decisions;

•	willingness to engage in continuing education around our business and governance role; and

•	demonstrated responsiveness to stockholder concerns and interests.

•	Skills and Subject Matter Expertise and Experience in One or More of These Fields:

•	C-level leadership experience;

•	group purchasing, value-based purchasing and supply chain operations;

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•	healthcare transformation, healthcare continuum of care and population health management;

•	performance improvement, clinical quality improvement, patient safety, outcomes management, risk management and healthcare measurement;

•	technology, information technology and knowledge management;

•	data sciences/analytics and artificial intelligence;

•	outsourcing services;

•	finance, audit and major transactions/M&A/private equity/public equity;

•	national perspective on healthcare policy and advocacy;

•	healthcare insurance and payment systems; or

•	academic medical experience.

•	Personal Traits:

•	a strong strategic planning orientation, including the ability to view our goals and plans strategically;

•	ability to effectively oversee risk and innovation, thus safeguarding our mission and stockholder interests;

•	knowledge of effective governance policies and practices;

•	proven leadership skills as an executive in a successful organization;

•	ability to listen, engage, reflect and generally work effectively with other directors and management;

•	willingness to ask management and each other tough questions and challenge traditional thinking;

•	adeptness at managing change, ambiguity and complexity;

•	integrity backed by a record of ethical conduct;

•	understanding of the importance and implications of compliance with regulatory requirements;

•	interest and ability to serve in a Board leadership position (e.g., Board Chair, Lead Independent Director, committee Chair) in the future; and

•	ability to make a priority commitment to support the needs of the Board and to fully serve out the established Board term.

•	Candidate’s Diversity Characteristics:

•	gender;

•	ethnicity;

•	age;

•	disabled status;

•	sexual orientation;

•	status as a diverse director under any requirements of NASDAQ; and

•	other personal characteristics that would contribute to diverse viewpoints on the Board.

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Board Skills and Experience Matrix

The table below summarizes the key qualifications, skills and attributes that each director and nominee brings to the Board. Each director and nominee possesses numerous other skills and competencies not identified below. A mark indicates a specific area of focus or expertise which the Board considers the person to contribute significantly to the overall Board skill set. Not having a mark does not mean and should not be interpreted to mean that the director or nominee does not possess that qualification or skill. Director and nominee biographies above under “Item 1—Election of Directors” describe each person’s background and relevant experience in more detail.

	Michael J. Alkire	Terry D. Shaw	John T. Bigalke	Helen M. Boudreau	Jody R. Davids	Peter S. Fine	Marc D. Miller	Marvin R. O’Quinn	Richard J. Statuto	Ellen C. Wolf

Independence		✓	✓	✓	✓	✓	✓	✓	✓	✓

Knowledge, Skills and Experience

Executive Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Healthcare Industry	✓	✓	✓	✓		✓	✓	✓	✓

Digital Technology	✓				✓

Operations	✓	✓				✓	✓	✓	✓

Treasury	✓	✓	✓	✓						✓

Capital Allocation	✓	✓	✓	✓						✓

Finance/ Accounting/ Auditing		✓	✓	✓	✓					✓

M&A/ Corporate Development		✓	✓							✓

Corporate Governance									✓	✓

Supply Chain/ Logistics	✓				✓

Risk Assessment and Management			✓							✓

Board Diversity Policy

We recognize and value the benefits that diversity can bring to the Board, and our Corporate Governance Guidelines include a formal Board Diversity Policy. The Board believes that diversity promotes the inclusion of different perspectives and ideas, mitigates against group think and improves oversight, decision-making and governance. Diversity on the Board also demonstrates our commitment to diversity at all levels within our Company. While all appointments to the Board are based on merit, the Board considers the benefits of diversity in identifying persons for Board membership. At all times, we seek to maintain a Board comprised of talented and dedicated directors with a diverse mix of experience, skills and backgrounds collectively reflecting the strategic needs of the business and the nature of the environment in which we operate. When assessing Board composition or identifying suitable candidates for appointment or re-election to the Board, we consider candidates using objective criteria having due regard to the benefits of diversity and the needs of the Board. To further implement this policy, we and the Board encourage executive search firms to propose diverse director lists that include candidates from under-represented groups and a balanced proportion of male and female candidates.

For purposes of our Board Diversity Policy, diversity includes gender, ethnicity, age, persons with disabilities, sexual orientation, status as a diverse director under any NASDAQ requirements and other personal characteristics that would contribute to diverse viewpoints on the Board.

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Board Diversity Matrix

The table below provides certain information regarding the diversity of our Board of Directors as of the Record Date.

Board Diversity Matrix (As of October 6, 2021)

Total Number of Directors	10

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	3	7	0	0

Part II: Demographic Background

African American or Black	0	1	0	0

Alaskan Native or Native American	0	0	0	0

Asian	0	0	0	0

Hispanic or Latinx	0	0	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	3	6	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	0

Did Not Disclose Demographic Background	0

In addition, we had no director identify as a military veteran and/or as having a disability.

We are currently seeking to recruit an additional female or other diverse director, with appropriate competencies and experiences that support the Company’s strategic plan, to fill the existing vacancy on our Board.

Changes in Principal Employment or Independence; Vacancies

Under our Corporate Governance Guidelines, our non-management directors must submit a letter of resignation upon resignation or retirement from, or termination of, the director’s principal current employment, or other similarly material changes in professional occupation or association. The Board is free to accept or reject the letter of resignation based on the best interests of the Board and stockholders and shall promptly notify such director of its decision.

A director appointed by the Board to fill a vacancy, including a vacancy created by a resignation, will serve until the next election of the class for which such director has been appointed and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Service on Multiple Boards or Audit Committees

As outlined in our Corporate Governance Guidelines, the Board recommends that directors serve on no more than four public company boards, including our Board. Directors who also serve as a Named Executive Officer of a publicly traded company should serve on no more than two public company boards, including our Board. Directors are required to notify the Board Chair and the Nominating and Governance Committee Chair when they become a Named Executive Officer of a publicly traded company, when they become aware that a company for which they serve as a director is becoming publicly traded or in advance of accepting an invitation to serve on another public company board or an appointment to serve on the audit or compensation committee of another public company board. The Board shall determine each director’s ability to serve effectively on our Board while simultaneously serving as a Named Executive Officer of another publicly traded company or on other public company boards, and

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whether the other public companies are affiliated entities. The Board will also consider the voting policies of proxy advisors and significant institutional investors when evaluating director commitments and appropriate limits.

In accordance with the requirements of the SEC, if an Audit and Compliance Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service will not impair the ability of the director to effectively serve on our Audit and Compliance Committee. The determination will then be disclosed in our proxy statement for the annual meeting of stockholders or as otherwise required by applicable listing standards, rules and regulations.

Director Succession and Nomination Process

The Board delegates to the Nominating and Governance Committee, in consultation with the Board Chair, responsibility for establishing and maintaining an ongoing and transparent succession plan for Premier directors, Board leadership and Board committee members. The succession planning process is multi-factorial, encompassing Premier-specific criteria, subject-matter competencies, personal traits and membership-diversity criteria. The Board seeks to have a composition that includes needed competencies and is also diverse, as described above.

Internal Process for Identifying Candidates

The Nominating and Governance Committee annually reviews, updates and submits to the Board for approval the Board’s job description and Attribute-Based Guidelines. The Nominating and Governance Committee also annually reviews a profile of the current Board members against the Attribute-Based Guidelines, considers expected vacancies, identifies gaps and agrees on the most important competencies and other attributes to seek in evaluating prospective members. The Committee seeks broad input to identify prospective directors, requesting recommendations from the full Board, management and others as they deem appropriate. The Committee may also from time to time use its authority under its charter to retain, at our expense, one or more search firms to identify candidates.

The Nominating and Governance Committee also evaluates the performance of directors who are eligible for election to an additional term before recommending their re-election. Consideration is given to attendance, active participation, substantive contributions, assessments from peers, assessments from management and any feedback received from stockholders.

Proposals for Director Nominees by Stockholders

The Nominating and Governance Committee will consider written proposals from stockholders for director nominees that are timely and properly noticed. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. In accordance with Article I, Section 12 of our Bylaws, to be timely, stockholder notice must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary, proposed nominee(s) and related notice, in order to be timely, must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Nominating and Governance Committee received no nominee recommendations from stockholders for the Annual Meeting. Stockholder nominations for our 2022 annual meeting of stockholders must be received at our principal executive offices on or after August 5, 2022 and not later than September 4, 2022. A stockholder’s notice must be in the form set forth in Article I, Section 12 of our Bylaws and must be addressed to Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina 28277, Attention: Corporate Secretary.

Article I, Section 12 of our Bylaws requires, among other things, that the notice must set forth:

(1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of

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directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(2) the name and record address of the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination is being made;

(3) the class and number of shares of our stock which are owned beneficially and of record by such stockholder and such beneficial owner;

(4) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination;

(5) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to elect the nominee and/or (ii) solicit proxies from stockholders in support of such nominee;

(6) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(7) a description of any agreement, arrangement or understanding with respect to the nomination and/or the voting of shares of any class or series of our stock between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and

(8) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of ours; (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of our stock and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of ours.

A stockholder proposing a nominee for the annual meeting must update and supplement the notice required by Article I, Section 12 of our Bylaws so that the information in the notice is true and correct as of the record date for the annual meeting and as of the date that is 15 days prior to the annual meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Corporate Secretary at our principal executive offices not later than five days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of 15 days prior to the meeting or any adjournment or postponement thereof). We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. Any stockholder that intends to submit a nominee should read the entirety of the requirements in our Bylaws, particularly Article I, Section 12, which can be found under the “Corporate Governance” area within the “Investors” section of our website at http://investors.premierinc.com/corporate-governance/.

Evaluation of Candidates

The Nominating and Governance Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The selection process involves rigorous vetting of both independent and non-independent director candidates by the Nominating and Governance Committee, the Chair of the Board and senior management to ensure the best qualified individuals are appointed to the Board. Ultimately, background and reference checks will be conducted, and the Committee will meet to finalize its list of recommended candidates for the Board’s consideration.

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Director Independence

Review of Director Independence and Standards for Independence

On August 5, 2021, the Board of Directors undertook its review of the independence of its directors and director nominees as independent directors based on our Corporate Governance Guidelines. Independent directors must meet the standards of independence established by NASDAQ. The Board reviews annually the independence of each director, taking into consideration the recommendations of the Nominating and Governance Committee. Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

The Board of Directors assessed whether any director had a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. In addition, the Board assessed whether any of the following relationships existed between us and the director or the director’s family members (i.e., spouse, parents, children and siblings or anyone residing in the director’s home) that would prohibit a finding of independence under NASDAQ rules:

•	at any time during the past three years was the director employed by us;

•

has the director or a family member of the director accepted any compensation from us in excess of $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence, other than the following: (i) compensation for Board or Board committee service; (ii) compensation paid to a family member who is our employee (other than an executive officer) or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	does the director have a family member who is, or at any time during the past three years was, employed by us as an executive officer;

•

is the director or his or her family member a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in our securities or (ii) payments under non-discretionary charitable contribution matching programs;

•

is the director or his or her family member employed as an executive officer of another entity where at any time during the past three years any of our executive officers served on the compensation committee of such other entity; or

•

is the director or his or her family member a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

In addition to the analysis above, the Board considered the following in connection with its independence assessment of directors that have been historically classified as “member-directors”:

•	the fact that the directors historically classified as “member-directors” have met and do meet the NASDAQ independence definition;

•	the loss of our status as a “controlled company” under NASDAQ rules in July 2019;

•	the shift of the composition of the Board to a majority of non-member-directors in July 2020;

•	in connection with our August 2020 Restructuring, the termination of the Voting Trust for our Class B common stock, previously held solely by member owners;

•

member owners no longer have the same type of control position with respect to us that might previously have been viewed in the past by the Board as interfering with the exercise of independent judgment by the member-directors;

•

to our knowledge, no member owner holds a controlling interest in our common stock and no member owner or group of member owners has filed with the SEC a Schedule 13D with respect to the common stock; and

•

the advice of outside legal counsel regarding the Board’s ability to conclude that a member-director’s employment by a member owner should not, in and of itself, conclusively disqualify such director from classification as independent under NASDAQ rules.

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In connection with this determination, on an annual basis, each director and executive officer is required to complete a questionnaire which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest. There were no such transactions indicated for fiscal year 2021.

Determination of Director Independence

Based on its review at the August 5, 2021 meeting, the Board of Directors affirmatively determined that each of John T. Bigalke, Helen M. Boudreau, Jody R. Davids, Peter S. Fine, Marc D. Miller, Marvin R. O’Quinn, Terry D. Shaw, Richard J. Statuto and Ellen C. Wolf is an independent director in accordance with NASDAQ rules and our Corporate Governance Guidelines. Mr. Alkire, who is our President and Chief Executive Officer, was not deemed to be independent.

Each of our independent directors satisfies the definition of “independent director” contained in Rule 5605 of the NASDAQ listing standards. As a result of the review and determination above, the Board determined that:

•

each member of the Audit and Compliance Committee is an independent director under our Corporate Governance Guidelines and otherwise meets the qualifications for membership on such committee imposed by NASDAQ and other applicable laws and regulations; and

•

each member of the Audit and Compliance Committee has accounting or related financial management expertise and is financially literate, and otherwise meets the audit committee membership requirements imposed by NASDAQ, our Corporate Governance Guidelines and other applicable laws and regulations; and that each of Ms. Wolf and Mr. Bigalke qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

In addition, there are no arrangements or understandings known to us between any of the directors nominated for election to the Board of Directors and any other person pursuant to which a director was or is to be elected as a director or nominee, other than any arrangements or understandings with our directors or officers acting solely in their capacities as such. None of our directors, nominees or executive officers is a party to any material proceedings adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Committees of the Board of Directors

Committee Memberships and Meetings

The Board reviews and determines the membership of our Board committees at least annually, with input from the Nominating and Governance Committee. Our Board of Directors has the following five standing committees, each of which is governed by a charter and reports its actions and recommendations to the Board of Directors: Audit and Compliance Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee and Member Agreement Review Committee.

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CORPORATE GOVERNANCE AND BOARD STRUCTURE

The following table shows the number of meetings held in fiscal year 2021 and the current membership of each of the five Board committees.

Directors:	Audit and Compliance Committee(1)	Compensation Committee	Nominating and Governance Committee	Finance Committee	Member Agreement Review Committee

Michael J. Alkire					●
John T. Bigalke	●			●
Helen M. Boudreau		●			C
Jody R. Davids	●		●
Peter S. Fine	●			C
Marc D. Miller		C		●
Marvin R. O’Quinn		●		●
Terry D. Shaw			●
Richard J. Statuto		●	C
Ellen C. Wolf	C				●
Number of Meetings	9	9	4	5	3

C Chair        ● Member

(1)

The Audit and Compliance Committee also oversees a Disclosure Committee that includes, among others, our General Counsel, Corporate Controller and Chief Ethics and Compliance Officer. The Audit and Compliance Committee also oversaw the Conflict Advisory Committee (“CAC”) prior to that committee’s termination on August 5, 2021. The CAC met 4 times in Fiscal 2021.

Board Committee Charters

As discussed in more detail in the descriptions of each of our Board committees below, each of our Board committees operates under a written charter adopted by the Board. The charters set forth the purpose, objectives and responsibilities of the respective committee and discuss matters such as committee membership requirements, number of meetings and the setting of meeting agendas. The charters are assessed periodically by the Nominating and Governance Committee and the respective committee and are updated by the Board as needed. The Board committee charters are available under the “Corporate Governance” area within the “Investors” section of our website at http://investors.premierinc.com/corporate-governance/. You may also request copies by contacting our Corporate Secretary at 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or by calling 1-704-357-0022.

Audit and Compliance Committee

Our Audit and Compliance Committee is intended to meet the requirements of a separately designated standing audit committee as defined under Section 3(a)(58)(A) of the Exchange Act. The Audit and Compliance Committee must consist of at least three members of the Board, with each member satisfying the independence requirements for directors and audit committee members under NASDAQ rules and Rule 10A-3 of the Exchange Act. Each member of the Audit and Compliance Committee must be financially literate, and at least one member of the Audit and Compliance Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background demonstrating financial management experience, as each such qualification is interpreted by the Board in its business judgment. In addition, to the extent practicable, at least one member of the Audit and Compliance Committee shall be an “audit committee financial expert” as such term is defined by the SEC.

The specific responsibilities of the Audit and Compliance Committee set forth under its charter are, among others, to:

•

review and discuss with management and the independent auditors the annual audited and quarterly financial statements and other related disclosure prior to filing our annual report on Form 10-K and quarterly reports on Form 10-Q, including our disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations;

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•	review any significant issues regarding, or proposed changes to, our auditing and accounting principles and practices identified by the independent auditors, the internal auditors or management;

•

review financial and business risk exposures and the steps management has undertaken to monitor and control such exposures, including our procedures and any related policies with respect to risk assessment and risk management;

•	have responsibility for the appointment, compensation, retention, termination (when appropriate) and oversight of the work of the independent auditors and the internal auditors;

•

pre-approve all audit and permitted non-audit related services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act;

•

at least annually, review a report by our independent auditors regarding their internal quality control procedures, material issues raised by certain reviews, inquiries or investigations relating to independent audits within the last five years and relationships between the independent auditors and us;

•

consider at least annually the independence of the independent auditors, discussing with the independent auditors, if necessary, relationships identified in the auditors’ report, review the experience and qualifications of the lead partner each year and determine that all partner rotation requirements are executed;

•

discuss with management and the independent auditors, as appropriate, our earnings press releases and corporate policies with respect to the type and presentation of information to be included in earnings releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP (as defined below) financial information) and our financial information and earnings guidance provided to investors, analysts and rating agencies;

•

receive reports from the independent auditors and management regarding, and review the adequacy and effectiveness of, our internal controls, including any significant deficiencies or material weaknesses in internal controls and significant changes in such controls reported to the committee by the independent auditors, the internal auditor or management, and any special audit steps adopted in light of material deficiencies; receive reports from management regarding, and review the adequacy and effectiveness of, our disclosure controls and procedures, including our policies and procedures to assess, monitor and manage business risk and other legal and ethical compliance programs;

•

receive and review reports from the independent auditors on: (i) our critical accounting policies and practices; (ii) material alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with our management, including the ramifications of the use of such alternative treatments and the disclosures or treatments preferred by the independent auditors, and (iii) other material written communications between the independent auditors and management;

•

establish procedures in coordination with our Chief Ethics & Compliance Officer, for the receipt, retention and treatment of complaints received by our directors, officers and employees regarding illicit or illegal business practices and conduct and establish a process for investigation and proper resolution of any issues so raised;

•	review and approve, in accordance with our Code of Conduct, all “related party transactions” requiring disclosure under SEC Regulation S-K, Item 404;

•

review with our General Counsel and independent auditors (i) legal matters that may have a material impact on our financial statements; (ii) any fraud involving our management or other employees who have a significant role in our internal controls; (iii) compliance policies and (iv) material reports or inquiries received from regulators or governmental agencies that raise material issues regarding our financial statements and accounting or compliance policies; and

•

advise the Board with respect to our policies and procedures for compliance with applicable laws and regulations, and in collaboration with our Chief Ethics & Compliance Officer, provide general oversight of our corporate ethics and compliance policies.

As noted above, the Audit and Compliance Committee also oversees our cyber risk management program, which is designed to monitor, mitigate and respond to cyber risks, threats and incidents and reviews periodic reports from our Chief Information Security Officer, President of Performance Services and Chief Financial Officer, including developments in cyber threat environment and cyber risk mitigation efforts.

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The Audit and Compliance Committee has established a whistleblower policy to (i) facilitate reporting in good faith any complaint of inappropriate conduct and participation in the investigation of such complaint, (ii) encourage proper individual conduct, (iii) alert the Audit and Compliance Committee of potential issues before such inappropriate conduct has serious adverse consequences and (iv) instill protections for bringing such inappropriate conduct to our Company’s attention.

For additional information on the Audit and Compliance Committee’s role and its oversight of the independent auditors during fiscal year 2021, see “Report of the Audit and Compliance Committee.”

In connection with its duties, the Audit and Compliance Committee reviews and evaluates, at least annually, the performance of the committee and its members, may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and performs all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

On August 5, 2021, the Board, based on the recommendation of the Audit and Compliance Committee and in order to reduce the complexity of the Board committee structure and enhance efficiency of Board meetings, terminated the Conflict Advisory Committee. Prior to its termination, the non-management members of the Conflict Advisory Committee were also members of the Audit and Compliance Committee. The Board originally established the Conflict Advisory Committee as an advisory committee of the Audit and Compliance Committee, with the primary responsibilities being the evaluation of potential conflicts of interest between us and our officers and directors and making recommendations to the Audit and Compliance Committee regarding what action, if any, should be taken with respect to such matters. In light of the fact that the potential for conflicts of interest has been significantly reduced because (i) we are no longer a “controlled company” under NASDAQ rules and the majority our Board now includes directors who are not affiliated with members and (ii) as a result of our August 2020 Restructuring, the members were eliminated as limited partners of Premier LP and as Class B stockholders, and the Voting Trust for the Class B common shares was terminated, the Board and the Audit and Compliance Committee determined that a stand-alone Conflict Advisory Committee was no longer necessary. The responsibilities of the Conflict Advisory Committee were merged into the Audit and Compliance Committee.

Compensation Committee

We have a separately standing Compensation Committee which has a charter requiring no fewer than three members, each of whom satisfies the independence requirement for directors under NASDAQ rules and qualifies as a “non-employee director” within the meaning of SEC Rule 16b-3 under the Exchange Act.

The Compensation Committee’s purpose and objectives are to discharge the Board’s responsibilities related to the compensation of our and our subsidiaries’ executive officers. The committee has overall responsibility for approving and evaluating all of our and our subsidiaries’ compensation plans, policies and programs as applicable to the executive officers.

The specific responsibilities of the Compensation Committee are, among others, to:

•

at least annually, review and approve the annual base salaries and annual incentive opportunities of the executive officers; and periodically and as and when appropriate, review and approve the following items as they affect the executive officers: (i) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (ii) any employment agreements and severance arrangements; (iii) any change in control agreements and change in control provisions affecting any elements of compensation and benefits; and (iv) any special or supplemental compensation and benefits for the executive officers and individuals who formerly served as executive officers, including supplemental retirement benefits and perquisites provided to them during and after employment;

•	make recommendations to the Board with respect to the structure of overall incentive and equity-based plans and adopt, amend or terminate plans consistent with the approved structure;

•	take all permitted actions to administer and interpret our equity compensation plans and other long-term compensation plans and programs covering executive officers;

•	review, approve and oversee all equity award granting practices, and the stock ownership guidelines for senior management and directors and monitor compliance with such guidelines;

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•	review and recommend to the Board the compensation of the non-management directors no less frequently than every three years;

•	review and discuss with management the Compensation Discussion and Analysis and related disclosures as may be required by the rules and regulations of the SEC;

•

determine annually whether any conflicts of interest exist on the part of any executive compensation consultants retained by the Committee, and if so, ensure disclosure of such conflicts, including the nature of the conflict and how it was addressed, in our proxy statement;

•	evaluate the outcome of the advisory vote of the stockholders regarding “say-on-pay” and make recommendations or take appropriate actions in response to such advisory vote;

•	oversee the evaluations of our senior management;

•

in conjunction with the Board, oversee the management development and succession planning process (including succession planning for emergencies) for the Chief Executive Officer and the Chief Executive Officer’s direct reports;

•

monitor our compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits;

•	review and assess risks arising from our compensation policies and practices; and

•	delegate authority to one or more subcommittees as it deems appropriate to carry out its responsibilities.

In connection with its duties, the Compensation Committee reviews and evaluates, at least annually, the performance of the Committee and its members, may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and performs all acts reasonably necessary to fulfill its responsibilities and achieve its objectives. The Compensation Committee has the sole authority to set the compensation for, and to terminate the services of, its advisors. As discussed in further detail below under “Compensation Committee Report—Executive Compensation—Role of the Compensation Consultant,” the Compensation Committee directly engaged Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”), to provide advice and recommendations to the Compensation Committee on the amount and form of executive officer and Board of Director compensation. The Compensation Committee has reviewed the services that Mercer provides to the Compensation Committee and otherwise to us and our management, as well as the services that each individual employee of Mercer provides to us. Based on this review, the Compensation Committee has determined Mercer has no conflict of interest in providing advisory services to us.

Nominating and Governance Committee

We have a separately standing Nominating and Governance Committee. The Nominating and Governance Committee must be comprised of three or more directors as determined by the Board, in accordance with all applicable rules, regulations and stock exchange requirements. Each member of the Nominating and Governance Committee must satisfy the independence requirements for directors under the NASDAQ rules.

The purpose of the Nominating and Governance Committee is to (i) assist the Board by identifying and nominating individuals qualified to become directors, consistent with criteria approved by the Board; (ii) take a leadership role in shaping the corporate governance of the Company; (iii) oversee the evaluation of the Board and management and (iv) recommend to the Board director nominees for each of the Board’s committees. The Nominating and Governance Committee has authority to retain and terminate search firms used to identify director candidates and to approve any such search firm’s fees and other retention terms.

The specific responsibilities of the Nominating and Governance Committee are, among others, to:

•	recommend the criteria and qualifications for membership on the Board;

•	identify, consider, recommend, recruit and select, or recommend that the Board select, candidates to fill open positions on the Board, including nominees recommended by stockholders;

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•	develop and periodically evaluate policies with regard to the consideration of director candidates recommended by stockholders;

•	establish a process for identifying and evaluating nominees for director;

•	conduct appropriate inquiries into the backgrounds and qualifications of possible candidates;

•	recommend director nominees for approval by the stockholders;

•	recommend director nominees for each of the Board’s committees;

•	review and recommend proposed changes to our Certificate of Incorporation and Bylaws;

•	oversee the Board committee charters and policies;

•	periodically review, revise, interpret and confirm compliance with the Corporate Governance Guidelines;

•	establish and maintain an ongoing succession planning process for directors, Board leaders and Board committee members;

•	recommend ways to enhance services to, and improve communications and relations with, stockholders;

•	oversee periodic self-evaluations by the Board of its performance;

•	evaluate the size, needs and effectiveness of the Board;

•	recommend improvements to our corporate governance;

•	oversee the Board orientation process for new directors and the development by the Chief Executive Officer of programs for continuing education for all directors;

•	monitor the functions of the various committees of the Board and conduct periodic reviews of their contributions;

•	conduct director self- and peer-assessments on a regular basis/interval and regularly review each independent director’s continuation on the Board through this process;

•	establish criteria for an annual performance evaluation of the Committee by the Board; and

•	participate in evaluating the performance of the Chief Executive Officer.

In connection with its duties, the Nominating and Governance Committee reviews and evaluates, at least annually, the performance of the Committee and its members, may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and performs all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

Finance Committee

We have a separately standing Finance Committee. The Finance Committee must be comprised of at least three directors. The purpose of the Finance Committee is to assist the Board in its oversight of our financial condition, strategies and capital structure.

The specific responsibilities of the Finance Committee are, among others, to:

•

provide oversight of our financial affairs, including: (i) reviewing the financial condition of us and our subsidiaries and (ii) reviewing, advising and making recommendations to the Board regarding proposed operating budgets for us and our subsidiaries;

•	review our financial policies as they relate to the Committee’s responsibilities;

•	review and recommend annual limits for expenditures and borrowings;

•	review, recommend and monitor significant mergers, acquisitions, divestitures, joint ventures, minority investments and other debt and equity investments;

•	review and recommend to the Board management’s recommendations to the Committee for significant capital expenditures, including for real estate, facilities and information technology;

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•

review management’s plans and objectives for our capitalization, including (i) the structure and amount of equity and debt desired to meet our financing needs; (ii) anticipated sources and uses of cash and (iii) our target credit rating;

•

review and make recommendations to the Board regarding management’s recommendations to the Committee with respect to (i) new offerings of equity and debt securities, stock splits, credit agreements, including material changes thereto, and our investment policies; (ii) dividends declared by us and distributions by Premier LP; (iii) any authorization for repurchases of our stock and (iv) our Corporate Cash Investment Policy;

•

review with management our strategies for managing significant financial risks and contingent liabilities including the use of hedges, derivative instruments, insurance coverage and related costs and other similar risk management techniques; and

•	carry out such other activities within the scope of its primary purpose or as the Board may from time to time delegate to it.

The Finance Committee also reviews and evaluates, at least annually, the performance of the Committee and its members. In connection with its duties, the Finance Committee may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and perform all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

Member Agreement Review Committee

We have a separately standing Member Agreement Review Committee. The Member Agreement Review Committee must be comprised of at least three directors and the Chief Executive Officer. The purpose of the Member Agreement Review Committee is to review and provide feedback to our management with respect to non-ordinary course transactions between us or our subsidiaries and our members, particularly entering into member agreements that provide for “savings guarantees” or “fees at risk.” “Savings guarantee” means an arrangement in which we or our subsidiary agree to identify and/or implement a specific amount of savings for a customer and will pay cash for any shortfall. “Fees at risk” means a consulting arrangement in which we agree to identify and/or implement a certain amount of savings and will have our consulting fees reduced on a proportionate basis or will continue to provide consulting resources at no charge to the customer in the event that such savings are not achieved (until such savings are achieved).

The specific responsibilities of the Member Agreement Review Committee are, among others, to:

•	assess risks in connection with agreements entered into with members;

•	review the status of risk-based agreements on a periodic basis;

•	review and address the outcome of significant risk-based proposals; and

•

together with the full Board, approve any increase to the aggregate permitted level of risk for management to enter into an agreement that would cause the then-current permitted level of risk to be exceeded.

The Member Agreement Review Committee also reviews and evaluates, at least annually, the performance of the Committee and its members. In connection with its duties, the Member Agreement Review Committee may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and perform all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

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COMPENSATION OF DIRECTORS

Fiscal 2021 Directors’ Compensation Policy

Our Board has approved and we maintain a Directors’ Compensation Policy to provide an incentive to attract and retain the services of qualified persons to serve as directors. The policy applies to each director who is not an employee of, or compensated consultant to, us or any of our affiliates (“non-employee director”). The policy is designed to achieve the following key objectives:

•	align the interests of the non-employee directors and stockholders;

•	support overall organizational objectives and encourage the creation of stockholder value;

•	attract and retain high quality talent;

•	reflect the broad spectrum of talent and diverse sources of market data;

•	target median competitive pay levels, as evaluated no less frequently than every three years; and

•	be simple to understand and administer.

The Compensation Committee and the Board review the policy from time to time to assess whether any adjustments to the type and amount of director compensation should be made in order to fulfill the objectives of the policy. The Board, based on the recommendation of the Compensation Committee, approved the Directors’ Compensation Policy in June 2019. The Compensation Committee’s recommendation was based upon market analysis of director compensation levels and practices generally and within the Company’s peer group conducted by and discussed with the Compensation Committee’s independent compensation consultant. The Directors’ Compensation Policy was amended in January 2020 to provide compensation to the Board’s then newly established Lead Independent Director.

Under our 2013 Equity Incentive Plan, annual cash fees (including cash retainers and meeting fees) that may be earned and equity compensation that may be granted during a calendar year cannot exceed $500,000.

For Fiscal 2021, the following table sets forth the compensation elements and levels for non-employee directors and reflects the compensation for the enhanced responsibilities and time commitment associated with the positions.

	Compensation Element	Compensation Amount
Annual Retainer	Cash Retainer	$80,000
	Equity Retainer (or Cash Award, if applicable)(1)(2)	$155,000/$125,000
Additional Retainer Fees	Board Chair	$60,000
	Lead Independent Director	$30,000
	Committees	Chair	Member
	Audit and Compliance Committee	$30,000	$15,000
	Compensation Committee	$30,000	$15,000
	Nominating and Governance Committee	$15,000	$7,500
	Member Agreement Review Committee	$15,000	$7,500
	Finance Committee	$15,000	$7,500
	Conflict Advisory Committee(3)	$15,000	$7,500
	Short-term Ad Hoc Committee	$10,000	$5,000
Other	Charitable Contribution	$1,000

(1)

Each non-employee director will receive an annual equity award of restricted stock units valued at $155,000, with the exception of any director whose employer prohibits the receipt by such individual of equity-based awards from Premier. Non-employee directors prohibited from receiving equity-based compensation will receive an annual cash award of $125,000 in lieu of the annual equity award.

(2)

The grant date of the annual equity award, and the annual cash award for directors who are prohibited from receiving equity, is the earlier of the first business day following the annual stockholders meeting or December 15. The annual equity award, and any annual cash award granted in lieu of the annual equity award, will vest in full one year after the grant date and immediately upon a change in control.

(3)	The Conflict Advisory Committee was terminated on August 5, 2021, and its responsibilities were merged into the Audit and Compliance Committee.

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Directors who are also our employees do not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as employees of the Company.

Fiscal 2021 Components of Director Compensation

Cash Retainer and Fees—The amounts in the “Fees Earned or Paid in Cash” column under the Fiscal Year 2021 Director Compensation Table below are cash retainers earned for serving on our Board, as its Chair or Lead Independent Director, and on its committees and as committee Chairs during fiscal year 2021. All annual retainers are paid quarterly. Each outside director receives his or her cash compensation after first being elected or appointed to the Board on a pro-rated basis for the number of days during which he or she provides service. If an outside director dies, resigns or is removed during any quarter, he or she shall be entitled to a cash payment on a pro-rated basis through his or her last day of service.

Equity or Cash Awards—On December 7, 2020, each non-employee director then serving on the Board received an award of restricted stock units (RSUs) with a grant date fair value, computed in accordance with FASB Accounting Standards Codification, Compensation—Stock Compensation (Topic 718), of $155,020, with the exception of any non-employee director whose employer prohibited the receipt by such individual of equity-based awards from Premier. If a director provides a written certification stating that he or she is prohibited by his or her employer from receiving equity-based compensation from Premier, then such director will receive an annual cash award of $125,000 in lieu of the annual equity award. With respect to equity grants, grant date fair value assumptions are consistent with those disclosed in Note 14—Stock-Based Compensation to our Consolidated Financial Statements in our 2021 Form 10-K. In fiscal year 2021, each non-employee director, except Helen M. Boudreau, Barclay E. Berdan and Terry D. Shaw, was awarded 4,368 RSUs, with a grant date fair market value of $35.49 per share based on the closing price of our common stock on the award date, December 7, 2020. Ms. Boudreau received an award of 6,629 RSUs with a grant date fair market value of $35.49 per share based on the closing price of our common stock on the award date, December 7, 2020. Ms. Boudreau’s award includes an additional prorated amount for her service from June 1, 2020 to December 7, 2020. Each of Barclay E. Berdan and Terry D. Shaw received a cash award of $125,000. Each annual equity award, and each annual cash award granted in lieu of the annual equity award, will vest one full year after the grant date. Directors who begin their service mid-year will receive a pro-rated equity or cash award, which will also vest one full year after the grant date, as applicable.

Expense Reimbursement—Each non-employee director will be reimbursed for his or her reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board and its committees or in connection with other business related to the Board. Each non-employee director will also be reimbursed for his or her reasonable out-of-pocket business expenses authorized by the Board or one of its committees that are incurred in connection with attendance at meetings with our management.

Additional Services—On occasion, short-term ad hoc committees may be formed to address a particular oversight need. In the event that an ad-hoc committee is formed, the committee Chair shall be paid an annual retainer of $10,000 and committee members shall be paid a member retainer of $5,000. The Board has the authority to provide additional compensation to directors for ad hoc requests that require a substantial amount of time and/or work.

All Other Compensation—Each director is entitled annually to direct an amount of $1,000 to his or her selected not-for-profit organization during the holiday season. No compensation or benefits other than those described above are payable to any directors for Board service.

Director Education

We believe that we and our stockholders are best served by a Board of Directors comprised of individuals who are well versed in modern principles and “best practices” of corporate governance and other subject matters relevant to board service, including matters related to the healthcare industry, and who thoroughly comprehend the role and responsibilities of board membership. Under our Corporate Governance Guidelines, we provide both internal and external educational opportunities and association memberships for our directors. To encourage continuing director education, we reimburse directors up to $7,500 annually for attending U.S.-based director education programs. Amounts reimbursed include all reasonable costs associated with attending each program, including travel, lodging and meals. Directors serving on multiple boards are encouraged to obtain pro rata reimbursement of their director education expenses from each company that they serve, but we will nonetheless reimburse 100% of the costs if this is not practicable.

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COMPENSATION OF DIRECTORS

Director Stock Ownership Guidelines

Our stock ownership guidelines require our non-employee directors to hold our common stock equal in value to at least three times the annual cash retainer. The non-employee directors are expected to meet the stock ownership guideline level within five years after receipt of their first equity-based award for service to the Board and to continuously own sufficient shares to satisfy the guideline level once attained for as long they remain a member of the Board. If a director provides us with a written certification stating that he or she is prohibited by his or her employer from receiving equity-based compensation from Premier, then such director will not receive equity-based awards from us and, accordingly, will not be subject to the stock ownership guidelines. As of June 30, 2021, each director who is subject to the stock ownership guidelines was in compliance with his or her stock ownership requirements.

Fiscal Year 2021 Director Compensation Table

Compensation in the table below reflects amounts earned in fiscal year 2021 by our non-employee directors serving on our Board for all or a portion of fiscal year 2021. Ms. DeVore and Mr. Alkire, the only directors who were employees during Fiscal 2021, received no additional compensation for serving on the Board.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Cash Awards Under Directors’ Compensation Policy ($) (3)	All Other Compensation ($) (4)	Total
Current Directors
John T. Bigalke	$110,571	$155,020	$0	$4,388	$269,979
Helen M. Boudreau	$87,765	$235,263	$0	$3,519	$326,545
Jody R. Davids	$128,642	$155,020	$0	$4,194	$287,857
Peter S. Fine	$98,071	$155,020	$0	$4,194	$257,286
Marc D. Miller	$90,571	$155,020	$0	$4,194	$249,786
Marvin R. O’Quinn	$87,500	$155,020	$0	$4,194	$246,715
Terry D. Shaw	$143,071	$0	$125,000	$1,000	$269,071
Richard J. Statuto	$113,642	$155,020	$0	$4,194	$272,857
Ellen C. Wolf	$133,071	$155,020	$0	$4,194	$292,286
Former Directors
Barclay E. Berdan(5)	$87,500	$0	$125,000	$1,000	$213,500
Stephen R. D’Arcy(5)	$128,642	$155,020	$0	$4,194	$287,857
David H. Langstaff(5)	$118,071	$155,020	$0	$4,194	$277,286
William E. Mayer(5)	$166,142	$155,020	$0	$4,194	$325,357
Scott Reiner(5)	$87,500	$155,020	$0	$4,194	$246,715
Eric J. Bieber, MD(6)	$7,371	$0	$0	$0	$7,371
William B. Downey(6)	$7,371	$0	$0	$0	$7,371
Philip A. Incarnati(6)	$7,371	$0	$0	$0	$7,371

(1)	The amounts reflected in this column are cash retainers earned for service as a director for fiscal year 2021, regardless of when such fees are paid.
(2)

Unless otherwise noted or as stated in note 3 below, each non-employee director received an annual award of 4,368 restricted stock units (RSUs) with a grant date fair value, computed in accordance with FASB Accounting Standards Codification, Compensation—Stock Compensation (Topic 718), of $155,020. The grant date fair value is based on the closing price for our common stock on the award date, December 7, 2020, of $35.49. Ms. Boudreau received an award of 6,629 RSUs with a grant date fair value, computed in accordance with FASB Accounting Standards Codification, Compensation—Stock Compensation (Topic 718), of $235,263. Ms. Boudreau’s award includes an additional prorated amount for her service from June 1, 2020 to December 7, 2020. Grant date fair value assumptions are consistent with those disclosed in Note 14—Stock-Based Compensation to our Consolidated Financial Statements in our 2021 Form 10-K. RSU grants fully

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COMPENSATION OF DIRECTORS

vest on the first anniversary of the grant date. A total of 54,677 unvested RSUs granted to non-employee directors were outstanding as of June 30, 2021.
(3)

Cash awards are made pursuant to the Directors’ Compensation Policy and are not made under 2013 Equity Incentive Plan. Each of Messrs. Berdan and Shaw provided a written certification stating that he was prohibited by his employer from receiving equity-based compensation from Premier and accordingly, each received an annual cash award of $125,000 in lieu of the annual equity award. See note 2 above.

(4)

All Other Compensation includes (i) dividend equivalents paid for RSUs granted in December 2019 and vested in December 2020, (ii) dividend equivalents accrued during fiscal year 2021 for RSUs granted in December 2020, and (iii) a $1,000 contribution to be made to the charity of choice for each member of the Board of Directors. Dividend equivalents paid in fiscal year 2021 for RSUs granted in December 2019 equaled $1,728 for Mr. Bigalke, and $1,534 for all other directors, except for Mr. Berdan, Mr. Shaw and Ms. Boudreau, who did not receive RSU grants in December 2019. Dividend equivalents accrued during fiscal year 2021 for RSUs granted in December 2020 equaled $2,519 for Ms. Boudreau, and $1,660 for all other directors, except for Mr. Berdan and Mr. Shaw who were not granted RSUs in fiscal year 2021. Charitable contributions are generally made annually in December.

(5)

Each of Messrs. Berdan, D’Arcy, Langstaff, Mayer and Reiner resigned from the Board of Directors, effective August 31, 2021. Certain compensation arrangements with Messrs. D’Arcy, Langstaff and Mayer in connection with consulting services to be provided to us are described under “—Related Person Transactions in Fiscal Years 2021 and 2020”.

(6)	Each of Dr. Bieber and Messrs. Downey and Incarnati resigned from the Board of Directors, effective July 31, 2020.

Indemnification and Exculpation

We indemnify our directors and officers to the fullest extent permitted by Delaware law. Our Certificate of Incorporation also includes provisions that eliminate the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law;

•	under Section 174 of the Delaware General Corporation Law (regarding unlawful payment of dividends); or

•	for any transaction from which the director derives an improper personal benefit.

We have entered and expect to continue to enter into agreements to indemnify our officers and directors. With certain exceptions, these agreements provide for indemnification of expenses and liabilities incurred by the indemnified individual in connection with a proceeding related to his or her service to us as an officer or director (including, among other things, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and settlement amounts).

We believe these provisions and agreements are necessary to attract and retain qualified people who will be free from undue concern about personal liability in connection with their service to us.

2021 Proxy Statement	43

ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

We are committed to being a good corporate citizen and to doing the right thing. We are known as a company that is governed responsibly and behaves ethically, that is open and transparent in our business dealings, that makes a positive social impact and protects the environment, and that provides a work environment where our employees have a voice and are given the opportunity to be all they can be. By growing our company responsibly, we earn the trust on which our business is based, and we build the relationships on which our future depends.

Our Board of Directors and leadership team recognize the importance of solid governance, environmental stewardship and social responsibility, with five areas fundamental to our business:

•	Governance and Responsible Business Practices: Integrity forms the basis of our business operations and underpins all our business relationships.

•	Our People and Culture: To effectively transform healthcare, we rely on our most important resource—our employees.

•	Our Social Responsibility: Our mission is quite simple — to improve the health of communities.

•

Supply Chain Management: We help our members deliver better health care and outcomes at a lower cost for the patients they serve by improving the efficiency, effectiveness and resilience of the healthcare supply chain and by providing our members and other customers with meaningful solutions based on industry-leading data analytics backed by one of the nation’s largest repositories of clinical data.

•	Environmental Management: We are committed to pursuing business practices that contribute to protecting and enhancing the environment.

For details on these five fundamental areas, we encourage you to read our inaugural Sustainability Report located at https://www.premierinc.com/sustainability. For your convenience, we have summarized some key points from the report.

Governance and Responsible Business Practices

Our Board is ultimately responsible for oversight of our environmental, social and governance (ESG) initiatives. The Nominating and Governance Committee recently assumed responsibility for ESG oversight and will make periodic reports to the Board regarding ESG matters.

The Compensation Committee has oversight of human capital management as well as our Diversity, Equity, Inclusion and Belonging initiatives. The Audit and Compliance Committee has oversight over our social responsibility audits and general compliance with laws, including those affecting ESG issues. In carrying out its responsibilities for ESG oversight, the Nominating and Governance Committee will coordinate with the Compensation Committee and the Audit and Compliance Committee on ESG-related subjects.

Our Board sets high standards for our employees, officers and directors. Implicit in their commitment is the importance of sound corporate governance. It is the duty of our Board to serve as a prudent fiduciary for all stakeholders and to oversee the management of our business.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

One of our Board’s responsibilities includes playing an active role in overseeing risk management. The leadership structure of our Board is intended to support and promote effective enterprise risk management and oversight.

Through a risk management approach that continuously assesses and improves our information technology and cybersecurity risk deterrence capabilities, our Information Security, Privacy, Risk Management and Compliance groups have formed a functional collaboration to provide leadership and oversight when managing privacy, compliance and cybersecurity risks. In addition, we have state-of-the-art technology and processes to maintain consistent and reliable access, security and privacy for every user.

While information technology is essential, the human element remains fundamental. Our Board believes that diversity allows different perspectives and ideas to be heard, mitigates against group think and improves oversight, decision-making and governance. Our Board considers diversity to include gender, ethnicity, age, persons with disabilities, sexual orientation, status as a diverse director under Nasdaq requirements and other characteristics that contribute to diverse viewpoints. We have a Board Diversity Policy within our Corporate Governance Guidelines. Our Board composition already complies with NASDAQ’s recently adopted Board Diversity Rule that requires its member companies to have at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an underrepresented minority or LGBTQ+. We have also provided a Diversity Matrix on page 29 of this proxy statement ahead of the timing requirements under the NASDAQ’s Board Diversity Rules.

We have a Corporate Code of Conduct that applies to all employees and officers. Every employee is provided with the Code and receives training as part of our annual compliance education. Our directors are subject to a Board Code of Ethics and Board Conflict of Interest Policy and Disclosure Statement.

To further promote a culture of ethical behavior, the Audit and Compliance Committee established a Whistleblower Policy, including an anonymous ethics hotline. This policy and hotline are designed to encourage open communication of concerns regarding potentially unethical or illegal business practices and conduct. The policy ensures any individual making a report will be protected from discrimination, retaliation, harassment or other reprisals for raising concerns regarding potentially inappropriate conduct.

For the 14th consecutive year, we were named by the Ethisphere® Institute as one of the World’s Most Ethical Companies. We were selected for this honor from among tens of thousands of companies around the world. A

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

global leader in defining and advancing the standards of ethical business practices, the Ethisphere® Institute recognized us for continuing to raise the bar on ethical leadership and corporate behavior.

Our People and Culture

To effectively transform healthcare, we rely on our most important resource: our employees. Our values—integrity, innovation, passion for performance and a focus on people—guide every business decision we make. Throughout our entire organization, there exists a shared commitment to transforming the healthcare industry. It is our unique blend of employee compassion and innovation that we believe makes our solutions stand out. Our people play a core role in our long-term value creation by upholding our mission to improve the health of communities.

Like our Board of Directors, our workforce requires diversity of thought, cross-cultural representation and engagement to solve the complex challenges we face. We know that a diversity of perspectives, experiences and backgrounds is a powerful way to unlock new ideas and better understand the needs of others. We are committed to a workforce representing different generations, ethnicities, genders, races, orientations, cultures and life experiences. Our values speak to our commitment to treat others fairly, equitably and consistently while affirming that respect for our differences creates our strength.

We support Employee Resource Groups (ERGs) as a vital part of our culture, helping us build an environment of belonging, equity, inclusion, diversity awareness and a sense of company pride. Our ERGs encourage our employees to network with peers of similar interests, which helps foster a sense of belonging throughout the company, even while many of us are working from home. Through our ERGs and other company programs, we provide opportunities for our colleagues to listen, learn, mentor and grow.

Our Social Responsibility

Our mission is quite simple: to improve the health of communities. This is not only our mission but also our responsibility. Ultimately, we are successful because every day our employees are willing to go above and beyond for our members—the hospitals, nursing homes, urgent care centers and physicians that they and their families use. Without that willingness to serve, our ability to deliver value would be greatly diminished.

We play a critical role in the rapidly evolving healthcare industry, collaborating with our member alliance of more than 4,400 U.S. hospitals and health systems and approximately 225,000 providers and other organizations to co-develop long-term innovations that reinvent and improve the way care is delivered to patients nationwide. Through the collaborative power of our healthcare alliance approach, we are leading the transformation to high-quality, cost-effective healthcare.

With our differentiated combination of integrated data and analytics, collaboratives, supply chain solutions and advisory and other services, we are uniquely positioned to transform healthcare by enabling better care and outcomes at a lower cost. Additionally, we are an active advocate for shaping healthcare policies for long-lasting improvements to benefit the U.S. healthcare system.

Supply Chain Management

We are dedicated to improving the healthcare industry by collaborating with our members on long-term innovations. Our national portfolio of approximately 3,100 contracts with more than 1,350 suppliers provides our members with access to a wide range of products and services. With our integrated and comprehensive solutions, we improve the efficiency and effectiveness of the healthcare supply chain.

Our contracting process is guided by one of the industry’s most comprehensive Codes of Conduct, which supports healthy competition while encouraging new and innovative products to enter the market. Our sourcing process ensures that factors beyond price are given serious and appropriate consideration. Clinical efficacy and improved patient care are especially important to us and our members.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

We created a Supplier Diversity Program to provide minority-, women- and veteran-owned small businesses the opportunity to partner with us as we continue leading the way in healthcare innovation. Our Supplier Diversity Program supports our members by:

•	Ensuring diverse suppliers are proactively considered for contracting opportunities;

•	Supporting and facilitating procurement from diverse suppliers;

•	Encouraging contracted suppliers to support and procure from diverse suppliers; and

•	Including diverse suppliers in our contract portfolio.

Environmental Management

Addressing the enormous challenge of improving healthcare’s environmental footprint can only be solved by close cooperation. We are committed to working with our members to define environmentally preferable purchasing (EPP) and to promote contracted suppliers with products that maximize safety and environmental sustainability. We actively assist members in identifying available environmentally preferable contracts and promoting conversion to safer, environmentally preferred products under contract.

Our sourcing committees include environmental impact data in their contracting decisions. Enabled by our data-driven approach, forward-thinking supply chain teams are driving continued green innovations in healthcare that are cutting costs over the long term, reducing environmental impact and minimizing negative consequences to public health.

We work with suppliers to ensure environmental sustainability information is made available before purchasing decisions are made. We request extensive information from our suppliers on environmentally preferable policies and practices and are guided by our EPP Council, a representative group of our members’ sustainability professionals. Our EPP Council provides vital input to ensure that our efforts reflect their goals, and that supplier documentation is fit for purpose.

We work with member health systems to support their varying organizational EPP initiatives, including efforts to eliminate certain chemicals from their health systems, reduce their environmental footprint through reprocessing, utilize products with recyclable packaging and content to eliminate waste and greenhouse gas emissions, and reduce energy usage through the purchase of energy efficient electronics.

Through these efforts, we are working to address healthcare’s role in climate change.

For more information on Premier’s ESG initiatives, please see our inaugural Sustainability Report at https://www.premierinc.com/sustainability.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information, as of the Record Date, regarding the beneficial ownership of shares of our common stock by (i) each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each of our directors, director nominees and Named Executive Officers listed in the Summary Compensation Table for Fiscal Year 2021 and (iii) all of our directors, director nominees and executive officers as a group. Unless otherwise indicated in a footnote, the business address of each person listed below is the address of our principal executive office, Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, NC 28277. We know of no arrangements, the operation of which may at a subsequent date result in the change of control of Premier, Inc.

In preparing the following table, we relied upon statements filed with the SEC by the beneficial owners of more than 5% of our outstanding shares of common stock pursuant to Sections 13 or 16 of the Exchange Act. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned.

	Common Stock Beneficially Owned(1)

Name	# Shares		% of Class(2)

Greater Than 5% Beneficial Owners

Vanguard Group Inc.(3)	10,037,467		8.2%

River Road Asset Management, LLC(4)	7,227,690		5.9%

Directors, Director Nominees and Named Executive Officers:

Michael J. Alkire	916,908	(5)	*

John T. Bigalke	4,547		*

Helen M. Boudreau	—		—

Jody R. Davids	7,097		*

Peter S. Fine(6)	14,914		*

Marc D. Miller(6)	14,914		*

Marvin R. O’Quinn(6)	14,914		*

Terry D. Shaw(6)	—		—

Richard J. Statuto	14,914		*

Ellen C. Wolf	24,402		*

Craig S. McKasson	98,997	(7)	*

Leigh T. Anderson	39,017	(8)	*

David L. Klatsky	37,758	(9)	*

David A. Hargraves	27,718	(10)	*

Directors, Director Nominees and Executive Officers as a group (15 persons)(11)	1,216,585	(11)	1.0%

*	Represents less than 1%.
(1)

According to the rules adopted by the SEC, a person is a beneficial owner of securities if the person or entity has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, conversion of a security or otherwise. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power, with respect to all shares of stock listed as owned by that person.

(2)	The percentage of beneficial ownership is based upon 122,586,758 shares of common stock outstanding as of October 6, 2021.
(3)

The information presented is based solely on the Schedule 13F-HR filed with the SEC by Vanguard Group, Inc. (“Vanguard”) on August 13, 2021, with respect to holdings at June 30, 2021. The Schedule 13F-HR indicates sole investment discretion with respect to 9,886,617 shares, defined investment discretion with respect to 150,850 shares, sole voting authority with respect to no shares, shared voting authority with respect to 66,313 shares and no voting authority with respect to 9,971,154 shares. The address of Vanguard is P.O. Box 2600, V26, Valley Forge, PA 19482.

(4)

The information presented is based solely on the Schedule 13F-HR filed with the SEC by River Road Asset Management, LLC (“River Road”) on August 10, 2021, with respect to holdings at June 30, 2021. The Schedule 13F-HR indicates sole investment discretion with respect to 7,227,690 shares, defined investment discretion with respect to no shares, sole voting authority with respect to 5,937,050 shares, shared

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

voting authority with respect to no shares and no voting authority with respect to 1,290,640 shares. The address of River Road is 462 South Fourth Street, Suite 2000, Louisville, KY 40202.
(5)

Mr. Alkire is our President and Chief Executive Officer. Includes 283,731 shares of common stock owned by Mr. Alkire and 633,177 shares of common stock that are issuable upon the exercise of currently exercisable options.

(6)

As an executive officer of a member owner, such person may be deemed to share beneficial ownership of the shares held by the member owner with which he or she is affiliated, and such person disclaims beneficial ownership of any such shares or any other shares held by affiliates of the applicable member owner.

(7)

Mr. McKasson is our Senior Vice President, Chief Administrative Officer, Chief Financial Officer and Treasurer. Includes 96,268 shares of common stock owned by Mr. McKasson and 2,729 shares of common stock that are issuable upon the exercise of currently exercisable options.

(8)

Mr. Anderson is our President of Performance Services. Includes 22,914 shares of common stock owned by Mr. Anderson and 16,103 shares of common stock that are issuable upon the exercise of currently exercisable options.

(9)

Mr. Klatsky is our General Counsel. Includes 25,139 shares of common stock owned by Mr. Klatsky and 12,619 shares of common stock that are issuable upon the exercise of currently exercisable options. On October 7, 2021, Mr. Klatsky exercised 12,619 options and sold 15,319 shares of common stock pursuant to a Rule 10b5-1 trading plan.

(10)

Mr. Hargraves is our Senior Vice President of Supply Chain. Includes 16,230 shares of common stock owned by Mr. Hargraves and 11,488 shares of common stock that are issuable upon the exercise of currently exercisable options.

(11)

Includes the individuals identified in the table above and those additional individuals serving as executive officers as of the Record Date, as indicated under the heading “Executive Officers” below. Includes 540,469 shares of common stock and 676,116 shares of common stock that are issuable upon the exercise of currently exercisable options.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file. As an administrative matter, we assist our executive officers and directors by monitoring transactions and filing Section 16 reports on their behalf. Based on our records, compliance program and review of written representations and SEC filings, we believe that during fiscal year 2021 our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

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RELATED PERSON TRANSACTIONS

Policy on Oversight of Related Person Transactions

We have several written policies and codes in place that govern, among other things, related party transactions and potential conflicts of interest. In addition, several of the committees of our Board of Directors have oversight responsibility for related party transactions and potential conflicts of interest. Transactions between us and our directors, executive officers and significant (more than 5%) stockholders must be approved by our Audit and Compliance Committee, which is comprised of independent members of our Board of Directors. Pursuant to its charter, the Audit and Compliance Committee is responsible for the review and approval of all related party transactions requiring disclosure under SEC Regulation S-K Item 404 (i.e., those in excess of $120,000). The Audit and Compliance Committee also oversees compliance with the Board Conflicts of Interest Policy, including related party transactions. In addition, the Member Agreement Review Committee is responsible for reviewing and providing feedback to our management with respect to non-ordinary course transactions between us or our subsidiaries and our member owners and also for assessing risks associated with agreements that we enter into with our member owners.

The above committees are permitted to engage outside advisors and other professionals to assist them with their stated duties, including evaluating and approving any transaction between us and any related party.

For more information regarding the evaluation of related party transactions and potential conflicts of interest, see “Corporate Governance and Board Structure—Corporate Governance—Code of Ethics,” “—Committees of the Board of Directors—Audit and Compliance Committee,” and “—Member Agreement Review Committee” above.

Related Person Transactions in Fiscal Years 2021 and 2020

Consulting Arrangements with Former Directors

Effective September 1, 2021, former directors Stephen R. D’Arcy, David H. Langstaff and William E. Mayer (each a “Consultant”) each entered into a Consulting Agreement with us. The Consulting Agreements provide for a one-year term that may be renewed for successive one-year periods by mutual written agreement of the parties. The Consultants will provide consulting and advisory services with respect to strategic issues concerning our business, as reasonably requested by our Chief Executive Officer from time to time. As compensation under the Consulting Agreement, each Consultant received an award of restricted stock units (RSUs) under our 2013 Equity Incentive Plan, with a grant date value of $250,000. The RSU award will vest (i) at the end of the one-year term of the Consulting Agreement, subject to the Consultant providing the services required by the Consulting Agreement through the vesting date, or (ii) in the event we terminate the Consulting Agreement prior to one year without cause. In addition, Mr. Mayer will receive a cash payment of $75,000, payable in four equal quarterly installments. No other consideration will be paid to the Consultants. The Consulting Agreements were reviewed and approved by the Audit and Compliance Committee and the Board, and the RSU awards provided for in the Consulting Agreement were approved by the Compensation Committee and the Board. The foregoing is a summary description of the terms and conditions of the Consulting Agreements and the RSU Agreements and is qualified in its entirety by reference to such agreements, each filed with the SEC on September 7, 2021 on a Current Report on Form 8-K.

Consulting Arrangement with Susan D. DeVore

In connection with Susan D. DeVore’s resignation as our Chief Executive Officer, we entered an amendment to Ms. DeVore’s employment agreement, effective February 1, 2021. Among other things, Ms. DeVore’s amended employment agreement provides for a consulting services arrangement, whereby Ms. DeVore agreed to provide up to 40 hours per month (or additional hours with her consent), at our discretion, of consulting services related to our operations, management, member relationships and strategic objectives for a period of 24 months following her retirement, in exchange for compensation at a fixed rate of $60,000 per month during the first 12 months, and at a rate of $1,500 per hour during the second 12 months. During the second 12 months of the consulting period, so long as Ms. DeVore remains available to provide at least 10 hours of consulting services per month, she will receive compensation of not less than $9,375 per month, regardless of the number of consulting hours she is requested to provide each month. The foregoing is a summary description of the terms and conditions of Ms. DeVore’s amended employment agreement and is qualified in its entirety by reference to such agreement filed with the SEC on February 2, 2021 on a Current Report on Form 8-K.

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EXECUTIVE COMPENSATION

Introduction

Our Compensation Discussion and Analysis (“CD&A”) discusses our executive compensation program and explains the Compensation Committee’s decisions affecting NEO compensation for fiscal year 2021. Detailed compensation information is provided in tabular format with related narrative disclosure.

Our NEOs for fiscal year 2021 include the following:

Name	Title

Michael J. Alkire	President and Chief Executive Officer (since May 1, 2021)

Susan D. DeVore	Chief Executive Officer (until May 1, 2021)

Craig S. McKasson	Senior Vice President, Chief Administrative Officer, Chief Financial Officer and Treasurer

Leigh T. Anderson	President, Performance Services

David L. Klatsky	General Counsel

David A. Hargraves	Senior Vice President, Supply Chain

CEO Transition

On May 1, 2021, Mr. Alkire became our President and Chief Executive Officer, and Ms. DeVore stepped down as our Chief Executive Officer and from the Board of Directors. To assist with an orderly transition, from May 1, 2021 through June 30, 2021, Ms. DeVore continued as an employee until her retirement on June 30, 2021. The Compensation Committee approved the following compensation for Mr. Alkire, effective May 1, 2021:

•	Annual base salary of $1,000,000;

•	Target annual incentive equal to 150% of his base salary for fiscal year 2021; and

•	Target equity incentive equal to 425% of his base salary.

Additional information regarding the NEOs’ biographical and business backgrounds is set forth above under “Item 1—Election of Directors” for Mr. Alkire, and below under “Executive Officers” for the other current NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS

In the Executive Summary section of our CD&A, we discuss:

•	The linkage of our executive compensation program to our Mission, Vision and Values

•	Our response to the COVID-19 pandemic and its impact on our business and compensation programs

•	Our 2020 say-on-pay stockholder advisory vote

•	Key changes to our fiscal year 2021 executive compensation program

In the remainder of our CD&A, we describe:

•	How our executive compensation principles and governance practices align with our stockholders’ interests, i.e., what we do and what we don’t do

•	The design and rationale of our executive compensation program

•	The individual elements of our NEOs’ compensation program

•	Compensation paid to our NEOs in fiscal year 2021

•	Our stock ownership requirements, recoupment (“clawback”), trading restrictions and anti-hedging, anti-pledging and compensation deductibility policies

EXECUTIVE SUMMARY

Linking Executive Compensation to Our Mission, Vision and Values

We are confident that our executive compensation program provides a sound linkage between our Mission, Vision and Values and our stockholders’ interests, and we encourage a thorough review of our CD&A and other information in this “Executive Compensation” section of this proxy statement to ensure a better understanding of our program and this linkage.

Our Mission is to improve the health of communities.

Our Vision is through the collaborative power of the Premier alliance, we will lead the transformation to high-quality, cost-effective healthcare.

Our Values are integrity, passion for performance, innovation and a focus on people.

From serving our members, to improving healthcare in our communities, to investing in our people, our Mission, Vision and Values are at the heart of everything we do at Premier. Within this context, we design all our compensation programs, including the structure of our executive compensation program, to accomplish the following:

•	Hire exceptionally talented people who are passionate about our Mission and Vision and exemplify our Values;

•	Drive sustained performance of our people to achieve challenging short- and long-term financial and operational goals that increase stockholder value; and

•	Retain the strongest and most diverse talent who are critical to the achievement of our Mission and realization of our Vision.

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EXECUTIVE SUMMARY

Pandemic Response and Business and Compensation Impacts

During the second half of our fiscal year 2020, and throughout our fiscal year 2021, the novel coronavirus (“COVID-19”) became a global pandemic that spread throughout the United States and much of the rest of the world. In addition to those who have been directly affected by the disease, millions more have been affected by government and voluntary efforts around the world to slow the spread of the pandemic through quarantines, travel restrictions, business shut-downs, heightened border security and other measures.

Pandemic Response

Throughout the COVID-19 pandemic, we have maintained an intense focus on employee health and safety, in addition to our essential role of serving members and suppliers that make up a significant portion of the U.S. healthcare system. Our leaders and employees put in extraordinary effort to create and deploy critical functionality to help our members respond to unprecedented operational and patient care challenges faced during the pandemic. Internally, beginning in March of 2020, we established a COVID-19 task force that developed and communicated timely and detailed resources to help employees navigate their work and personal lives through the pandemic. We moved to a remote work model in mid-March 2020, with increased access to enabling technology to enhance our employees’ remote work experience and maintain connectedness. We implemented a significant number of health and safety protocols, including the creation of tools and processes to track employee COVID-19 cases and conduct confidential assessments for contact tracing. We supported employees with expanded access to mental and physical health resources and enhanced caregiver programs to assist with child and eldercare needs, and implemented flexibility in our benefits programs to allow incremental access to retirement funds and dependent care accounts. We implemented a Public Health Emergency Paid Time Off policy to provide paid time off for employees recovering from a positive COVID-19 diagnosis and conducted all-employee vaccine panel discussions with internal and external clinicians to drive vaccine education.

COVID-19 Business Impact

Our business was impacted by the COVID-19 pandemic due to the financial and operational pressures our members and suppliers faced during fiscal year 2021. Our members’ focus shifted primarily to patient care and community safety in the wake of the pandemic which, in turn, impacted the pace and utilization of routine medical visits and elective procedures, technology implementations, consulting services and demand for products both directly related and unrelated to COVID-19 treatment. In fiscal year 2021, we experienced the following COVID-19-related impacts on our business:

•

Demand uncertainty from material increases in demand for personal protective equipment (“PPE”), drugs and other supplies directly related to treating and preventing the spread of COVID-19 and material decreases in demand for supplies and services not related to COVID-19.

•

Our member hospitals and non-acute care sites have experienced reduced or limited access for non-patients, including our field teams, consultants and other professionals, and travel restrictions have impacted our employees’ ability to travel to our members’ facilities.

•	The global supply chain has been materially disrupted due to stay at home orders, border closings, rapidly escalating shipping costs and port delays.

•

We have and may continue to receive requests for contract modifications, payment waivers and deferrals, payment reductions or amended payment terms from our contract counterparties. In addition, several pharmacy suppliers exercised force majeure clauses related to failure to supply clauses in their contracts with us.

•

Federal, state and local governments’ issuance of new rules, regulations, changes to reimbursement eligibility rules, orders and advisories on a regular basis, impacting us, our members and other customers and suppliers.

COVID-19 Compensation Impact

It became clear in fiscal year 2020 that the pandemic would impact our expected financial and operational plan for fiscal years 2020 and 2021. Beginning in March of 2020, management rapidly shifted priorities and revised its plans to continue to drive strong results in fiscal year 2021 without full visibility into the comprehensive impact of the pandemic on our business. Management’s revised plan was approved by the Board in April 2020 and included

54	2021 Proxy Statement

EXECUTIVE SUMMARY

significant cost reduction and control initiatives that were intended to mitigate the financial impact of the pandemic while focusing on employee, member and supplier health and safety. The Compensation Committee’s fiscal year 2021 actions were intended to align with our revised financial and operating plans and to keep our leaders and employees motivated while navigating through these unprecedented times.

As a result of setting challenging yet achievable performance goals and maintaining the potential for key leaders to receive incentives, our leaders and employees remained intensely focused throughout the year, delivering on our Revenue, Adjusted EBITDA, member and strategic goals (defined below), and achieving Adjusted EPS goals (defined below). Annual Incentive Plan achievement for most of our NEOs was 124.5% of target based on the 2021 performance goals. This outcome was in part owing to the focused execution by our NEOs during the year, which resulted in strong Revenue and Adjusted EBITDA performance as well as the achievement of our strategic performance milestones included in the Annual Incentive Plan. The results in these areas were offset by COVID-19 pandemic-induced challenges for our Member Performance Indices, resulting in below threshold performance for our Member Quality and below target performance for our Member Cost measures. During fiscal year 2021, the Compensation Committee did not take any actions to modify any metrics, goals or other aspects of the annual cash incentive awards made to our NEOs for fiscal year 2021 performance.

For our performance-based equity awards, in addition to adjustments related to certain strategic acquisition activity during the performance period and our August 2020 Restructuring completed in fiscal year 2020, the Compensation Committee approved a COVID-19 related adjustment to neutralize (i.e., exclude) the estimated pandemic impact on performance. The performance metrics for our performance-based equity awards were established before the beginning of the pandemic. Excluding this COVID-19 related adjustment would have resulted in performance below target; the inclusion of this adjustment resulted in above target achievement for Performance Shares. Additional details for our incentive plans are described in the “Annual Incentive Plan” and “Equity Incentive Plan” sections below. We did not make any adjustments to the performance goals related to the Annual Incentive Plan, and, except for compensation changes related to our CEO transition, our NEOs did not receive any base salary, Annual Incentive Plan target, or Equity Incentive Plan target increases for fiscal year 2021.

Our 2020 Stockholder Say-on-Pay Vote

At our 2020 Annual Meeting of Stockholders, we sought stockholder approval, on an advisory basis, of the compensation of our NEOs as disclosed in our 2020 proxy statement (“say-on-pay” vote). We hold our say-on-pay vote annually. In 2020, approximately 93.5% of the say-on-pay votes cast were votes “FOR” our executive compensation program. As evidenced by this strong backing, we believe our stockholders generally support our compensation principles, programs and governance practices. Our Compensation Committee and Board of Directors considered the 2020 advisory say-on-pay vote results, as well as comments from our stockholders, and decided not to change the overall structure of our executive compensation program.

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EXECUTIVE SUMMARY

Highlights of Our Fiscal 2021 and 2020 Performance

Our fiscal years 2021 and 2020 performance highlights set forth below include our total Net Revenue, Non-GAAP Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) and Non-GAAP Adjusted Earnings per Share (“Adjusted EPS”). Our fiscal 2021 performance results include the impact of (i) our August 2020 Restructuring, (ii) amendments to the GPO participation agreements, effective July 1, 2020, and (iii) aggregated purchasing of PPE and other high demand supplies as a result of the COVID-19 pandemic. Due to the impact of these extraordinary items, we believe that a direct comparison of fiscal 2021 and fiscal 2020 are not necessarily indicative of year-over-year performance. Fiscal 2020 information is provided below for informational purposes. We refer you to our 2021 Form 10-K for further information. These key financial metrics are used, in part, in determining fiscal year 2021 NEO compensation.

Fiscal 2021 Performance Highlights

Fiscal 2020 Performance Highlights

(1)

Non-GAAP Adjusted EBITDA and Adjusted Earnings per Share, or Adjusted EPS, are defined under the section captioned “Annual Incentive Plan and Equity Plan Metric Definitions” below and in Appendix A to this proxy statement.

We use Non-GAAP financial metrics in our executive compensation program to more fairly evaluate our performance on a year-over-year basis by removing certain items outside the control of our management team. We note that Adjusted EBITDA and Adjusted EPS may have limitations as analytical tools, and should not be considered in isolation from, or as an alternative to, any measure of our performance derived in accordance with GAAP. Definitions of Adjusted EBITDA and Adjusted EPS and our rationale for using these performance metrics are further discussed below—see “Annual Incentive Plan and Equity Plan Metric Definitions.” Also see Appendix A to this proxy statement and our 2021 Form 10-K for additional information on our use of Non-GAAP financial metrics as well as a reconciliation to comparable GAAP measures.

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OUR EXECUTIVE COMPENSATION PRINCIPLES AND GOVERNANCE PRACTICES

Our executive compensation principles and governance practices are designed to promote and protect our stockholders’ interests. The table below outlines the foundational principles used in the design of our executive compensation program and the practices that govern the program.

Our Compensation Practices
What We Do	What We Don’t Do

✓ Put pay at-risk based on short- and long-term company performance. Three-fourths of our NEO compensation is at-risk (assuming target-level performance).

✓ Incorporate meaningful and challenging short- and long-term performance goals in our incentive programs.

✓ Analyze compensation levels and types of compensation relative to a representative and relevant group of peer companies (our “peer group”).

✓ Cap annual incentive compensation and performance shares at 150% of the target payout.

✓ Require stock ownership under guidelines that are in line with those of our peer group companies.

✓ Mandate that our NEOs trade equity exclusively via SEC Rule 10b5-1 trading plans which can be established only during open trading windows at least 30 days in advance of the execution of any trades.

✓ Maintain a compensation recoupment (i.e., “clawback”) policy to recapture unearned incentive payments upon financial restatements.

✓ Use restrictive covenants including non-compete protections.

✘ Incentivize short-term results at the expense of long-term performance.

✘ Allow margining, derivative or speculative transactions, such as hedges, pledges and short sales by our NEOs.

✘ Provide tax gross-up payments.

✘ Re-price “under water” outstanding stock options.

✘ Provide separate employer paid supplemental pensions for our executives.

✘ Provide automatic “single-trigger” equity award vesting and severance.

✘ Incentivize excessively risky business decisions.

Our Executive Compensation Key Objectives

In setting and overseeing our executive compensation program, our Compensation Committee focuses on the following key objectives:

•	Attract and retain exceptional and diverse executive talent

•	Support business objectives

•	Encourage the creation of stockholder value by focusing executive pay more on long-term equity compensation than short-term incentives and cash

•	Recognize our unique business structure and focus

•	Reflect the broad spectrum of talent and diverse sources of market data

•	Provide reward opportunities consistent with business performance

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OUR EXECUTIVE COMPENSATION PRINCIPLES AND GOVERNANCE PRACTICES

We design our executive compensation program in light of these key objectives by:

Using a mix of fixed and variable compensation	We heavily weight our NEOs’ compensation mix toward variable, at-risk compensation so that our program encourages behaviors that achieve desired results.
Using a mix of cash and equity incentives	The majority of our NEOs’ total pay is variable and tightly linked to our short- and long-term financial and stock performance.
Requiring NEOs to be significant stockholders	We require our NEOs to own specified levels of Premier stock under our stock ownership guidelines to enhance alignment of executive and stockholder interests.
Paying based on individual performance and potential	We consider individual performance and potential for advancement in making compensation decisions.
Regularly reviewing our compensation program versus representative and relevant peer comparators

We review our executive compensation program at least annually versus our peer group to evaluate competitive compensation levels and alignment with the external market to attract and retain exceptional leaders with strong, balanced skills. The Compensation Committee annually reviews the composition of our peer group so that it remains a relevant and representative comparator for our executive compensation program.

Paying competitive compensation

Each year, we compare and evaluate our compensation program with those of our peer group to assess whether our target compensation levels are consistent with market levels and practices and adjust compensation levels if determined appropriate. We do not tie any element of our compensation program to a specific percentile of our peer group.

Our Peer Group

We use a peer group of companies to analyze external market compensation practices. We consider this information when implementing competitive and performance-driving compensation packages for our NEOs. With input from management and Mercer, our compensation consultant, the Compensation Committee reviews the peer group annually so that its size and composition remain appropriate. Each year, we compare our compensation programs with those of our peer group and assess whether our executive compensation programs and target compensation levels are consistent with market practice.

In constructing our peer group, the Compensation Committee reviews information for and considers publicly traded companies in the U.S. with the following attributes:

•	Similar business orientation and industry classifications (healthcare services, technology, distributors, research and consulting)

•	Similar services (group purchasing, supply chain services, technology/data, population health and performance management)

•	Revenue that is approximately one-third to three times that of ours

The Compensation Committees also considers other relevant factors, including:

•	Market capitalization, total number of employees and revenue less cost of goods sold

•	Executive positions similar in breadth, complexity and/or scope of responsibility

•	Competitors for customers and executive talent

Based on these considerations and input from Mercer and our management, our Compensation Committee reviewed and approved our peer group for fiscal year 2021. The decision was made to retain the same peer group as the peer group utilized in fiscal year 2020.

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OUR EXECUTIVE COMPENSATION PRINCIPLES AND GOVERNANCE PRACTICES

The Compensation Committee approved the peer group for fiscal year 2021 to be comprised of the following companies:

• Allscripts Healthcare Solutions, Inc.	• Huron Consulting Group, Inc.

• AMN Healthcare Services, Inc.	• Magellan Health, Inc.

• ASGN Incorporated	• MEDNAX, Inc.

• Cerner Corporation	• NextGen Healthcare, Inc.

• FTI Consulting, Inc.	• Omnicell Inc

• Hill-Rom Holdings, Inc.	• Owens & Minor, Inc.

• HMS Holdings Corp. (acquired in fiscal 2021)	• Patterson Companies, Inc.

As we grow and evolve, and as the companies in our peer group change (e.g., due to merger, acquisition or delisting), our Compensation Committee will continue to review and reconfigure our peer group as appropriate.

The table below summarizes and compares our revenue and market capitalization to that of the peer group. Revenue for the peer group is as of each respective company’s most recently completed fiscal year as of June 1, 2020; market capitalization for the peer group is as of June 1, 2020. Excluding Premier, the median revenue of the peer group is $2.630 billion, which is higher than our fiscal year 2020 revenue; the median market capitalization of the peer group is $1.975 billion, which is lower than our market capitalization as of June 1, 2020.

Peer Group Summary[1]	Revenue ($) in billions	Market Capitalization ($) in billions
75th Percentile	5.211	3.138
Median	2.630	1.975
25th Percentile	1.116	1.095
Premier	1.300[2]	4.237[3]
Premier Percentile Rank	30%	79%

(1)	Source: S&P Global Market Intelligence as of June 2020.
(2)	Premier total net revenue for fiscal year 2020 as reported in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020.
(3)

Premier market capitalization includes all outstanding Class A common stock and Class B common stock and is based on the May 29, 2020 closing price ($34.79) of our Class A common stock on the NASDAQ Global Select Market.

Our Competitive Positioning

Our Compensation Committee reviews the median peer group data for total direct compensation (at target), including base salary and annual and long-term incentives. Company and individual performance and other factors, including potential succession and, where applicable, compensation levels relative to general survey data, ultimately determine whether target compensation for our NEOs is above or below the peer group median.

In determining appropriate compensation levels for our NEOs, our Compensation Committee reviews compensation levels for executives in similarly situated roles at companies in our peer group. Mercer initially compiles the compensation data for the selected peer group; at the request of the Compensation Committee, management reviews and evaluates Mercer’s compensation data.

Our Pay Mix

Our pay mix is an important aspect of our executive compensation program; our use of at-risk performance-based compensation is designed to drive annual and long-term performance, enhance retention and maintain competitiveness with the external marketplace.

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OUR EXECUTIVE COMPENSATION PRINCIPLES AND GOVERNANCE PRACTICES

The charts below compare our current CEO’s and other NEOs’ total direct compensation mix (base salary, target annual incentive and target equity incentive) to the average total direct compensation mix of the CEOs and NEOs of our peer group, as compiled by our compensation consultant.

Pay mix for our NEOs was determined using the NEOs’ annual base salary and target annual and equity incentive (assuming target or 100% performance for performance-based equity under our equity plan) for fiscal year 2021. Pay mix for our peer group was determined using the annual base salary, target annual incentive and annual grant date fair value opportunity of long-term incentive awards as reported in peer group companies’ 2020 proxy statements filed with the SEC.

Our current CEO’s percentage of total direct compensation attributable to at-risk, annual (target annual bonus) and long-term (equity) compensation approximates that of the CEOs in our peer group. Our NEO compensation also, on average, approximates the at-risk, performance-based pay of our peer group.

CEO Pay Mix – Premier(1)	CEO Pay Mix – Peer Group

All Other NEOs Pay Mix – Premier(2)	All Other NEOs Pay Mix – Peer Group

(1)

Percentages calculated using Mr. Alkire’s fiscal year 2021 annual base salary, target annual incentive and target equity grant value for performance shares and RSUs as determined immediately following his promotion to CEO, in each case applied as if Mr. Alkire were the President and CEO for the full 2021 fiscal year. Due to the CEO transition, our former CEO, Ms. DeVore, is excluded from the CEO and all other NEO illustrations.

(2)	Percentages calculated using fiscal year 2021 annual base salary, target annual incentive and target equity value for performance shares and RSUs.

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OUR EXECUTIVE COMPENSATION PRINCIPLES AND GOVERNANCE PRACTICES

Overview of Primary Executive Compensation Elements

The table below summarizes the primary elements of our NEOs’ fiscal year 2021 executive compensation program, including a description and purpose of each element. In addition to the elements summarized in the table below, our NEOs are eligible to participate in a voluntary non-qualified deferred compensation plan and a company-wide defined contribution (i.e., 401(k) savings) program. A more detailed description of all of our compensation elements, along with related 2021 actions for each element, if applicable, follows this table.

Pay Element	Base Salary	Annual Incentive Program	Equity Program
			Performance Shares	Time-based Restricted Stock Units (“RSUs”)
Description	• Ongoing fixed cash compensation

•  Annual cash incentive plan based on target amounts for each NEO

•  Actual awards may be higher or lower than target based on business performance

•  Awards are 0% of target for below-threshold performance or 50% to 150% of target for above-threshold performance

•  Shares of stock are earned based on our performance during a 3-year performance cycle if pre-determined performance goals are achieved

•  Awards are 0% of target for below-threshold performance or 50% to 150% of target for above-threshold performance

• RSUs vest at defined times after the NEO meets certain service-based requirements
Purpose	• Attract and retain exceptional and diverse talent • Reflect business expectations, competencies and values

•  Motivate achievement of Premier’s annual financial, member and strategic objectives

•  Reflect challenges and share in risk with our performance

•  Balance business unit and corporate focus

•  Provide an annual balanced focus relative to long-term (equity) incentive plan objectives

•  Motivate sustained achievement of long-term earnings growth goals

•  Align NEOs’ interests with stockholders’ interests

•  Enhance retention

•  Provide a long-term balanced focus relative to annual incentive plan objectives

Who Receives	All NEOs
When Granted/Paid	Reviewed annually, paid semi-monthly	Paid within 2.5 months after fiscal year end	Generally granted annually in August
Form of Delivery	Cash		Premier Common Stock
Type of Performance	Short-term/Annual		Long-term
Performance/Vesting Period(1)	N/A	1-Year Performance Cycle	3-Year Performance Cycle	Vests in full after 3 years
Performance Measures	Competencies, values, individual performance, longer-term potential	Revenue growth, Non-GAAP Adjusted EBITDA growth, Member Performance Indices, Key Strategic Milestones	3-Year Non-GAAP Adjusted EPS and stock price appreciation	Stock price appreciation

(1)	Subject to accelerated or pro rata vesting based on certain events such as a change in control or the employee’s death, disability or other qualifying termination of service.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

Base Salary

Overview

Base salary is the single fixed pay element of our total direct compensation paid to our NEOs. The Compensation Committee reviews the base salaries for NEOs in similarly situated roles in our peer group and general industry survey data, and determines NEOs’ salaries based on roles, responsibilities, Company and individual performance and potential to assume roles with a higher level of responsibility and experience. Our Compensation Committee reviews each NEO’s base salary annually, or more frequently if there is a change in a NEO’s scope of responsibilities, and considers whether base salary increases are warranted. Base salary changes, if any, are generally effective September 1 for all our employees, including NEOs.

2021 Actions

On May 1, 2021, in connection with his promotion to President and Chief Executive Officer, Mr. Alkire received a base salary increase of $122,750. Following the increase, Mr. Alkire’s annualized base salary was $1,000,000. All other NEOs’ base salaries remained unchanged in fiscal year 2021.

Our NEOs’ fiscal year 2020 and 2021 base salaries are set out in the table below.

NEO	2020 Base Salary ($)	2021 Base Salary ($)	Change (%)

Mr. Alkire	877,250	1,000,000	14.0%

Ms. DeVore	1,125,000	1,125,000	0.0%

Mr. McKasson	635,613	635,613	0.0%

Mr. Anderson	608,465	608,465	0.0%

Mr. Klatsky	535,343	535,343	0.0%

Mr. Hargraves	455,175	455,175	0.0%

Our Annual Incentive Plan

Overview

Our annual incentive plan is a one-year cash-based incentive designed to drive and reward NEOs for delivering annual financial, member and strategic results relative to pre-established performance thresholds during a fiscal year. Our Compensation Committee determines the annual incentive structure, performance metrics and goals and each NEO’s threshold, target and maximum award opportunity at the beginning of the fiscal year. At the end of the fiscal year, the Compensation Committee then determines the actual payment amount for each NEO based on our fiscal year financial, member and strategic performance.

For Mr. Alkire, Ms. DeVore, Mr. McKasson and Mr. Klatsky, the fiscal year 2021 annual incentive plan was based 70% on our financial performance and 30% on certain components of our member and strategic performance, collectively called the “Corporate Score.” Payouts for financial performance were tied equally to Revenue and Non-GAAP Adjusted EBITDA. Payouts for member and strategic performance were tied equally to our Member Quality index, Member Cost index, and certain key strategic milestones. For the key strategic milestones, we do not publicly disclose specific goals or performance targets as we believe that revealing these goals and targets would provide competitors and other third parties with insights into our confidential planning and strategies, thus potentially harming us competitively, as well as our stockholders.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

For fiscal year 2021, our Compensation Committee determined that a significant portion of Messrs. Anderson’s and Hargraves’ annual incentive plan should be tied directly to the financial performance of the segments they lead. Thus, Mr. Anderson’s fiscal year 2021 annual incentive plan was based 40% on the Corporate Score as described above and 60% on certain financial metrics specific to our Performance Services segment, the “Performance Services Segment Score,” and Mr. Hargraves’ fiscal year 2021 annual incentive plan was based 40% on the Corporate Score as described above and 60% on certain financial metrics specific to our Supply Chain Services segment, the “Supply Chain Services Segment Score.”

Our performance targets are designed to be challenging based on the likelihood of attainment, incorporating historical and potential future achievement analyses.

The Compensation Committee chose these metrics and weightings for the following reasons:

•	Revenue and Non-GAAP Adjusted EBITDA drive top- and bottom-line financial growth in the support of our Mission and Vision;

•

Revenue and Non-GAAP Adjusted EBITDA are important indicators of the operational strength and performance of the business, including the ability to provide the capital necessary to execute upon our business and growth strategies and to fund capital expenditures;

•	An equal weighting of revenue and profitability goals helps drive a balance of top- and bottom-line performance so that increasing revenue does not come at the expense of declining margins;

•

Equally weighted member performance indices create greater alignment with our member organizations and incentivize our executives to assist our member organizations in becoming top industry performers in quality, safety, supply chain cost and total cost of care;

•	Key strategic milestones foster alignment with significant strategies undertaken as part of our business growth strategies; and

•	These metrics and weightings incentivize NEOs to collaborate on and align to a company-wide focus and, for specific leaders, drive performance in their respective segments.

2021 Actions

On May 1, 2021, in connection with his promotion to President and Chief Executive Officer, Mr. Alkire received an increase in his fiscal year 2021 target annual incentive from 125% to 150% of base salary. All other NEOs’ target annual incentive opportunity did not change for fiscal year 2021 as compared to fiscal year 2020. Our NEOs’ fiscal year 2020 and 2021 target annual incentive percentages are set out in the table below.

NEO	2020 Annual Incentive Plan Target (% of base salary)	2021 Annual Incentive Plan Target (% of base salary)

Mr. Alkire	125%	150%

Ms. DeVore	150%	150%

Mr. McKasson	125%	125%

Mr. Anderson	75%	75%

Mr. Klatsky	75%	75%

Mr. Hargraves	65%	65%

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

Annual Incentive Plan Calculation

The Compensation Committee used the calculation below to determine fiscal year 2021 annual incentive plan payouts for our NEOs.

	Annual Base Salary ($) as of June 30, 2021	X	Target Annual Award Opportunity (% of Annual Base Salary)	X	Achievement Percentage Earned (0% or 50%—150%) (Rounded)	=	FY2021 Annual Incentive Award ($)
Mr. Alkire	1,000,000		150%		124.5%		1,867,500
Ms. DeVore	1,125,000		150%		124.5%		2,100,938
Mr. McKasson	635,613		125%		124.5%		989,173
Mr. Anderson	608,465		75%		93.3%		425,931
Mr. Klatsky	535,343		75%		124.5%		499,876
Mr. Hargraves	455,175		65%		125.9%		372,353

Corporate Performance Score

The fiscal year 2021 annual incentive plan payout for Mr. Alkire, Ms. DeVore, Mr. McKasson and Mr. Klatsky was based 100% on the Corporate Score, for which the metrics, weightings, goals and payout ranges are summarized in the table below.

Corporate Performance Metrics[1]	Weighting	Performance Goals[2]			Payout Range[4]	Achievement
		Threshold[3]	Target[3]	Stretch[3]		2021 Actual Performance[1]	Achievement of Target	Payout Percentage[5]
Revenue	35%	$1,153.0	$1,293.9	$1,319.5	0%—150%	$1,721.2	150.0%	52.5%
Adjusted EBITDA[6,7]	35%	$ 415.0	$ 465.7	$ 474.9		$ 473.2	140.8%	49.3%
Member Quality Index	10%	24%	28%	31%		19.5%	69.6%	0.0%
Member Cost Index	10%	50%	100%	150%		76.8%	76.8%	7.7%
Key Strategic Milestones	10%	50%	100%	150%		150.0%	150.0%	15.0%
Corporate Score								124.5%

(1)	See “—Description of Executive Compensation Elements—Annual Incentive Plan and Equity Plan Metric Definitions” for the descriptions of these performance metrics.
(2)	In millions for Revenue and Adjusted EBITDA.
(3)	The payout range for each metric is 50% at threshold, 100% at target and 150% at or above stretch performance. The payout percentage for performance below threshold is 0%.
(4)	The total annual incentive award is capped at 150% of target.
(5)

Calculated as the weighting for each metric multiplied by the Achievement of Target column, based on the performance goal table. Percentages reflect interpolation between threshold and target, or target and stretch achievement, as applicable, and are rounded.

(6)	Adjusted EBITDA performance goals for fiscal year 2021 are less than fiscal year 2020 Adjusted EBITDA goals due to our August 2020 Restructuring.
(7)	See Appendix A for a description of the reconciliation of Non-GAAP Adjusted EBITDA to the nearest GAAP financial measure.

Performance Services and Supply Chain Services Segment Scores

Messrs. Anderson’s and Hargraves’ annual incentive plan payout was based 40% on the Corporate Score as summarized in the table above and 60% on the Performance Services Segment Score and Supply Chain Services Segment Score, respectively, for which the weightings, goals and payout ranges are summarized in the tables below.

Performance Services Performance Metrics[1]	Weighting	Performance Goals[2]			Payout Range[4]	Achievement
		Threshold[3]	Target[3]	Stretch[3]		2021 Actual Performance[1]	Achievement of Target	Payout Percentage[5]
Revenue	50%	$344.3	$386.4	$394.0	0%—150%	$377.5	71.7%	35.9%
Adjusted EBITDA[6]	50%	$119.8	$134.4	$137.1		$132.2	73.4%	36.7%
Performance Services Segment Score								72.6%

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

(1)	See “—Description of Executive Compensation Elements—Annual Incentive Plan and Equity Plan Metric Definitions” for the descriptions of these performance metrics.
(2)	In millions.
(3)	The payout range for each metric is 50% at threshold, 100% at target and 150% at or above stretch performance. The payout percentage for performance below threshold is 0%.
(4)	The total annual incentive award is capped at 150% of target.
(5)

Calculated as the weighting for each metric multiplied by the Achievement of Target column based on the performance goal table. Percentages reflect interpolation between threshold and target, or target and stretch achievement, as applicable, and are rounded.

(6)	See Appendix A for a description of the reconciliation of Non-GAAP Adjusted EBITDA and Non-GAAP Segment Adjusted EBITDA to the nearest GAAP financial measure.

Supply Chain Services Performance Metrics[1]	Weighting	Performance Goals[2]			Payout Range[4]	Achievement
		Threshold[3]	Target[3]	Stretch[3]		2021 Actual Performance[1,7]	Achievement of Target	Payout Percentage[5]
Revenue	50%	$808.7	$907.5	$925.5	0%—150%	$1,343.6	150.0%	75.0%
Adjusted EBITDA[6,7]	50%	$416.3	$467.2	$476.5		$467.9	103.5%	51.8%
Supply Chain Services Segment Score								126.8%

(1)	See “—Description of Executive Compensation Elements—Annual Incentive Plan and Equity Plan Metric Definitions” for the descriptions of these performance metrics.
(2)	In millions.
(3)	The payout range for each metric is 50% at threshold, 100% at target and 150% at or above stretch performance. The payout percentage for performance below threshold is 0%.
(4)	The total annual incentive award is capped at 150% of target.
(5)

Calculated as the weighting for each metric multiplied by the percentage achievement based on the performance goal table. Percentages reflect interpolation between threshold and target, or target and stretch achievement, as applicable, and are rounded.

(6)	Adjusted EBITDA performance goals for fiscal year 2021 are less than fiscal year 2020 Adjusted EBITDA goals due to our August 2020 Restructuring.
(7)	See Appendix A for a description of the reconciliation of Non-GAAP Adjusted EBITDA and Non-GAAP Segment Adjusted EBITDA to the nearest GAAP financial measure.

The table below sets out the weighting of goals, achievement percentages, target payouts and actual fiscal year 2021 annual incentive plan payouts for each NEO.

	Weighting of Goals			Award Amounts

NEO	Corporate Score (%)	Segment Score (%)	Achievement Percentage (%)	Target (100% Payout) ($)	FY2021 Payouts ($)
Mr. Alkire	100%	—	124.5%	1,500,000	1,867,500
Ms. DeVore	100%	—	124.5%	1,687,500	2,100,938
Mr. McKasson	100%	—	124.5%	794,516	989,173
Mr. Anderson	40%	60%	93.3%	456,349	425,931
Mr. Klatsky	100%	—	124.5%	401,507	499,876
Mr. Hargraves	40%	60%	125.9%	295,864	372,353

Our Equity Plan

Overview

We design our equity grants to align our NEOs’ interests with those of our stockholders. In fiscal year 2021, the Compensation Committee granted equity awards to our NEOs, whereby 60% of the grant represented performance-based restricted stock units (“Performance Shares”), and 40% of the grant represented time-based restricted stock units (“RSUs”), as outlined in the chart below. The Compensation Committee feels this mix provides proper alignment with stockholders’ interests and has an appropriate emphasis on long-term company performance. The Compensation Committee also believes this mix of equity vehicles supports our long-term objectives by emphasizing performance-based equity awards (performance shares) over time-based equity awards (RSUs).

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

The Compensation Committee determines the type of awards to be granted and the amount of individual awards granted to NEOs, based on an analysis of competitive long-term incentive market practices within our peer group generally, and across healthcare supply chain, technology and general industries (based on compensation surveys) for each executive’s position.

The annual grant date for performance shares and RSUs is typically in the second month of the fiscal year; fiscal year 2021 equity awards were granted on August 26, 2020.

2021 Grant Calculations

The Compensation Committee uses the following calculation to determine the (i) target number of shares underlying performance shares and RSUs awarded to each NEO, and (ii) actual number of shares earned by each NEO under the performance shares at the end of the performance cycle.

Target Award

NEOs’ equity target awards are expressed as a percentage of annual base salary and are determined by the Compensation Committee annually based on each NEO’s role, responsibilities, external market information (including the long-term incentive practices of our peer group) and long-term NEO potential and performance.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

2021 Actions

The table below sets out our NEOs’ equity target percentages for fiscal year 2021 which remained unchanged versus fiscal year 2020.

NEO	2021 Equity Incentive Plan Target (%)

Mr. Alkire	335%

Ms. DeVore	500%

Mr. McKasson	325%

Mr. Anderson	225%

Mr. Klatsky	165%

Mr. Hargraves	150%

The fiscal year 2021 equity grants for our NEOs are summarized in the table below:

NEO	Annual Base Salary[1] ($)	Equity Target Award (% of Base Salary)[1]	Target Award[2] ($)	Performance Shares Grant Value – 60%[3] ($)	RSUs Grant Value –40%[3] ($)	Target Performance- Shares[4] (#)	RSUs[5] (#)
Mr. Alkire	877,250	335%	2,938,788	1,763,273	1,175,515	56,227	37,485
Ms. DeVore	1,125,000	500%	5,625,000	3,375,000	2,250,000	107,622	71,748
Mr. McKasson	635,613	325%	2,065,742	1,239,445	826,297	39,524	26,349
Mr. Anderson	608,465	225%	1,369,046	821,428	547,619	26,194	17,463
Mr. Klatsky	535,343	165%	883,315	529,989	353,326	16,901	11,267
Mr. Hargraves	455,175	150%	682,763	409,658	273,105	13,064	8,709

1)	Annual base salary and Equity Target Award as of the grant date of August 26, 2020.
2)	Target award equals the NEO’s Annual Base Salary multiplied by the NEO’s Equity Target Award percentage.
3)	See the “Summary Compensation Table for Fiscal Year 2021” below for the grant date accounting value of the equity awards for our NEOs.
4)

Number of shares that may be earned for performance at target equals the grant date value divided by $31.36, the closing price of our common stock on August 26, 2020, rounded up to the next highest share. The actual number of shares delivered at the end of the performance period will vary based on actual performance.

5)	Number of shares granted as RSUs equals the grant value divided by $31.36, the closing price of our common stock on August 26, 2020, rounded up to the next highest share.

Performance Shares

Performance shares are designed to focus on and drive achievement of long-term financial objectives, and to maximize stockholder return. The target number of performance shares granted to NEOs is based on the closing price of our common stock as of the grant date, August 26, 2020. The fiscal year 2021 grants are for the fiscal three-year performance cycle beginning on July 1, 2020 and ending June 30, 2023. In August 2020, the Compensation Committee established a threshold, target and stretch performance level for performance shares based on our long-term growth strategy. Following the end of the performance cycle, the Compensation Committee will determine and award shares based on performance results. For performance below threshold, no shares will be awarded; for performance at threshold, 50% of target shares will be awarded; at target, 100% of target shares will be awarded; at stretch, 150% of target shares will be awarded. For performance between threshold and target or between target and stretch, the Compensation Committee will use straight-line interpolation to determine results and corresponding awards. Provided the Compensation Committee certifies performance at or above the threshold level, shares will generally be awarded in the first fiscal quarter following the end of the performance cycle. See the “Grants of Plan-Based Awards in Fiscal Year 2021” table under “—Executive Compensation Tables” below for potential share awards based on threshold, target and stretch performance.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

Performance Goal for Performance Shares

The actual number of shares that will be awarded to our NEOs at the end of the performance cycle, pursuant to the fiscal year 2021 Performance Share grants, will be based 100% on Non-GAAP Adjusted EPS performance. See “—Annual Incentive Plan and Equity Plan Metrics Definitions” and Appendix A for a description of this metric.

The Compensation Committee used Non-GAAP Adjusted EPS for the fiscal year 2021 Performance Shares grant because it believes Adjusted EPS:

•	Balances long-term top- and bottom-line growth;

•

Is a critical indicator of the long-term operational strength of our business, including the ability to provide cash flows necessary to execute on our business and growth strategies and fund strategic capital expenditures; and

•	Aligns performance with long-term stockholder value creation.

Amounts Earned under Fiscal Year 2019 Performance Share Grants

Fiscal year 2019 Performance Share grants were based on Adjusted Earnings per Share for the performance period beginning on July 1, 2018 and ending on June 30, 2021. Following the end of fiscal year 2021, our Compensation Committee determined the payouts under our performance shares granted in fiscal year 2019. In evaluating these results, the Compensation Committee determined that certain company-specific dynamics had changed since the Adjusted EPS goals were established in August of 2018, making the goals less achievable than had originally been anticipated, and that adjustments should be made in the performance achievement calculation to reflect long-term performance more accurately under these awards. Specifically, during the three-year performance period, the Compensation Committee, at its discretion, and in consultation with its independent consultant, neutralized (i.e., excluded) the impact of (i) certain strategic acquisition activity that occurred in fiscal year 2020, (ii) our August 2020 Restructuring that was completed in August 2020 and (iii) the estimated impact of COVID-19 on fiscal year 2021 results determined by management and the Compensation Committee when we established our fiscal year 2021 financial plan in June 2020. As fiscal 2021 progressed, it became increasingly difficult to identify specific COVID-19 pandemic impacts on our overall business given the nature and duration of the pandemic that continued through the entirety of fiscal year 2021. We did not believe that it was possible to state with specificity or accuracy how much of healthcare or other provider purchasing was actually impacted by the pandemic given the fluid and dynamic nature of business activity throughout fiscal year 2021. Therefore, our management concluded, and the Compensation Committee approved, that our performance during fiscal year 2021 should be measured against the originally approved and estimated impact that the COVID-19 pandemic was expected to have on all incentive targets, both financial and non-financial in nature. Without neutralizing the impact of these items, the payout would have been 0%. The Compensation Committee also recognized that over the three-year performance cycle of 2019 through 2021, other important measures of our performance, such as Revenue and Adjusted EBITDA, were favorable. See Appendix A to this proxy statement for the neutralization reconciliation of our Non-GAAP Adjusted EPS to actual performance for fiscal year 2019 performance shares.

The table below summarizes the performance metrics, weightings and goals for these awards along with our actual performance and achievement percentage.

		2019 – 2021 Performance Cycle Results

Performance Shares Metric[1]	Weighting	Threshold	Target	Stretch	Actual Performance[2]	Achievement Percentage
Three-Year Non-GAAP Adjusted EPS (Compound Annual Growth Rate)	100%	8.5%	10.0%	12.5%	11.5%[2]	130%

(1)	See “—Annual Incentive Plan and Equity Plan Metrics Definitions” for the description of these metrics.
(2)

In determining actual performance under fiscal year 2019 performance shares, the Compensation Committee neutralized the impact of certain acquisition activity in fiscal year 2020, our August 2020 Restructuring and the impact of COVID-19 on fiscal 2021 results. See Appendix A to this proxy statement for the neutralization reconciliation of our Non-GAAP Adjusted EPS to actual performance for fiscal year 2019 performance shares.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

The number of shares issued to our NEOs under the 2019 Performance Share grants is equal to the target number of performance shares multiplied by the achievement percentage determined at the discretion of the Compensation Committee, as set forth below.

NEO	Target Number of Performance Shares (#)	Discretionary Achievement Percentage (%)	Number of Issued Shares (#)

Mr. Alkire	42,283	130%	54,968

Ms. DeVore	81,111	130%	105,445

Mr. McKasson	29,722	130%	38,639

Mr. Anderson	19,698	130%	25,608

Mr. Klatsky	12,709	130%	16,522

Mr. Hargraves	10,594	130%	13,773

Requiring Stock Ownership

To further align our NEOs’ and stockholders’ interests, the Compensation Committee requires each executive to accumulate and hold a significant amount of our common stock. We believe our stock ownership requirements are comparable to those of our peer group. The table below summarizes our ownership and holding requirement provisions.

Provisions	Description of Provisions
Ownership requirement	• Five times base salary for Mr. Alkire and Ms. DeVore • Three times base salary for Mr. McKasson • One times base salary for our other executive officers
Time to meet requirement (phase-in period)	• Five years from the NEO’s employment date or promotion to applicable executive level, whichever is later
Equity included as ownership

•  Shares underlying unvested RSUs and time-based restricted stock awards

•  Earned performance-based shares and performance-based restricted stock awards

•  Shares owned directly

•  Shares owned indirectly (by a spouse or a trust for an immediate family member)

•  Shares held in our benefit plans

Holding requirements

•  Until the ownership requirement is met, NEOs must hold shares acquired under our equity program (including stock after restrictions have lapsed, shares awarded under our performance-based awards and shares acquired upon the exercise of a nonqualified stock option), net applicable shares withheld for taxes or for payment of exercise price, as follows:

•  CEO – must hold 50% of net shares received (after tax withholding) from vesting of equity awards

•  All other NEOs – must hold 35% of net shares received (after tax withholding) from vesting of equity awards

The Compensation Committee evaluates the status of stock ownership requirements annually in August based on the NEO’s stock holdings at June 30. As of June 30, 2021, Mr. Alkire held Premier stock at a level greater than five times his base salary, and Mr. McKasson held greater than three times his base salary. Thus, as of June 30, 2021, they each satisfied their stock ownership requirements as determined by the Compensation Committee’s review. As of June 30, 2021, Messrs. Anderson and Klatsky held greater than one times their respective base salaries, satisfying their stock ownership requirement, and although Mr. Hargraves was within his five-year phase-in period, he satisfies his stock ownership requirement as well.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

Annual Incentive Plan and Equity Plan Metric Definitions

As noted above, we used Revenue, Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EPS for our NEOs’ incentive plans. The Compensation Committee believes that Revenue, Adjusted EBITDA and Adjusted EPS reflect the items that management has under its control through operational performance.

We believe Adjusted EBITDA assists our Compensation Committee and management in making financial, operating and strategic decisions and in evaluating our performance on a consistent basis from period to period. Doing so removes the impact of earnings elements attributable to our asset base (primarily depreciation and amortization), certain items outside the control of our management team, e.g., taxes, other non-cash items (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation), non-recurring items (such as strategic and financial restructuring expenses) and income and expense that has been classified as discontinued operations from our operating results.

We also believe Adjusted EPS aligns our long-term focus and our stockholders’ interests while assisting our Compensation Committee and management in making financial, operating and strategic decisions and in evaluating our performance on a consistent basis from period to period. Doing so removes non-cash items (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation) and non-recurring items (such as strategic and financial restructuring expenses), and historically has eliminated the variability of non-controlling interest that resulted from member owner exchanges of Class B common units for shares of Class A common stock.

See Appendix A to this proxy statement and our 2021 Form 10-K for additional information on our use of non-GAAP financial metrics and definitions of terms used in the table below as well as a reconciliation to comparable GAAP measures.

The table below describes the performance metrics we use for our NEOs’ incentive plans and the rationale for each.

Metric	Definitions	Rationale

Revenue and Segment Revenue	Revenue is net revenue and consists of (i) service revenue, which includes net administrative fees revenue and other services and support revenue, and (ii) product revenue. Net administrative fees revenue consists of net GPO administrative fees in the Supply Chain Services segment. Product revenue consists of direct sourcing product sales, which are included in the Supply Chain Services segment. Other services and support revenue consists primarily of fees generated by the Performance Services segment in connection with our SaaS clinical analytics products subscriptions, license fees, performance improvement collaborative and other service subscriptions, professional fees for consulting services, insurance services management fees and commissions from endorsed commercial insurance programs, third party administrator fees and customer fees for our electronic invoicing and payables platform. We recognize revenue in accordance with GAAP; please refer to Note 2—Significant Accounting Policies of our 2021 Form 10-K for more information. Segment revenue is also adjusted for certain intersegment adjustments in fiscal year 2021.	Revenue measures the top-line growth of the business through our diversification of offerings and core business growth with new and existing members.

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Metric	Definitions	Rationale

Non-GAAP Adjusted EBITDA	We define EBITDA as net income before income or loss from discontinued operations, net of tax, interest and investment income or expense, net, income tax expense, depreciation and amortization, and amortization of purchased intangible assets. We define Adjusted EBITDA as EBITDA before merger and acquisition related expenses and non-recurring, non-cash or non-operating items and including equity in net income of unconsolidated affiliates. For all Non-GAAP financial measures, we consider non-recurring items to be income or expenses and other items that have not been earned or incurred within the prior two years and are not expected to recur within the next two years. Such items include certain strategic and financial restructuring expenses. Non-operating items include gains or losses on the disposal of assets and interest and investment income or expense.	Adjusted EBITDA is an indicator of the operational strength and performance of the business. Adjusted EBITDA allows the Compensation Committee and management to assess performance without regard to financing methods and capital structure and without the impact of other matters that management does not consider indicative of the operating performance of the business.

Non-GAAP Segment Adjusted EBITDA	We define Segment Adjusted EBITDA as the segment’s net revenue less cost of revenue and operating expenses directly attributable to the segment excluding depreciation and amortization, amortization of purchased intangible assets, merger and acquisition related expenses and non-recurring or non-cash items, and including equity in net income of unconsolidated affiliates. Operating expenses directly attributable to the segment include expenses associated with sales and marketing, general and administrative, and product development activities specific to the operation of each segment. General and administrative corporate expenses that are not specific to a particular segment are not included in the calculation of Segment Adjusted EBITDA. Segment Adjusted EBITDA also excludes any income and expense that has been classified as discontinued operations.	Segment Adjusted EBITDA is an indicator of the operational strength and performance of the business segment. Segment Adjusted EBITDA allows the Compensation Committee and management to assess performance of the business segment without regard to financing methods and capital structure and without the impact of other matters that management does not consider indicative of the operating performance of the business.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

Metric	Definitions	Rationale

Non-GAAP Adjusted Earnings Per Share (“Adjusted EPS”)	We define Adjusted Earnings per Share as Adjusted Net Income divided by diluted weighted average shares. We define Adjusted Net Income as net income attributable to us (i) excluding income or loss from discontinued operations, net, (ii) excluding income tax expense, (iii) excluding the impact of adjustment of redeemable limited partners’ capital to redemption amount, (iv) excluding the effect of non-recurring or non-cash items, including certain strategic and financial restructuring expenses, (v) historically, assuming the exchange of all the Class B common units for shares of Class A common stock, which resulted in the elimination of non-controlling interest in Premier LP, and (vi) reflecting an adjustment for income tax expense on Non-GAAP net income before income taxes at our estimated annual effective income tax rate, adjusted for unusual or infrequent items. Reflects income tax expense at an estimated effective income tax rate of 22% of Non-GAAP adjusted income before income taxes for fiscal year 2021.

Non-GAAP Adjusted EPS measures the portion of total profit that is attributable to Premier’s stockholders on a fully converted basis. Adjusted EPS aligns employees with our long-term focus and our stockholders’ interests and is an indicator of the long-term operational strength and performance of the business. Adjusted EPS allows the Compensation Committee and management to assess performance without regard to financing methods and capital structure and without the impact of other matters that management does not consider indicative of the operating performance of the business.

Member Quality Performance Index	Index of hospitals surpassing the “top performance threshold” in the following three quality priorities: mortality, safety and readmissions. This index was developed to measure hospitals’ quality of care performance. This index measures the number of hospitals in our (i) Quality Collaborative and (ii) Population Health Collaborative members of record on April 1, 2020, that meet or surpass the top performance thresholds in each quality measure (25th percentile as fixed in the baseline year of 2020). At the beginning of the year, performance goals are independently certified by National Economic Research Associates (NERA); at the conclusion of the year, actual performance attainment is also reviewed and certified by NERA.	The Member Quality Performance Index is an indicator of Premier’s impact on members’ quality performance. Aligns employees’ interests with those of our members.

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

Metric	Definitions	Rationale

Member Cost Performance Index	Index of hospitals surpassing “top performance threshold” in Medicare spend per beneficiary and average year-over-year improvement in supply expense for members that submit supply chain analytics data. This index was developed for member hospitals to measure their supply chain outcomes. At the beginning of the year, performance goals are independently certified by NERA; at the conclusion of the year, actual performance attainment is also reviewed and certified by NERA.	The Member Cost Performance Index is an indicator of Premier’s impact on members’ performance in total cost of care. Aligns employees’ interests with those of our members.

Key Strategic Milestones	A set of key strategic milestones identified as part of our strategic planning efforts.	The key strategic milestones create alignment with our most critical business strategies.

Non-Qualified Deferred Compensation Plan

NEOs are eligible to participate in our voluntary, non-qualified executive Deferred Compensation Plan, which is provided for recruitment purposes and to assist executives in managing their future cash flow. The program allows NEOs to defer, on a pre-tax basis, up to 30% of their base salary and annual incentive plan award, and receive a company matching contribution of 100% of the first 3% deferred and 50% of the next 2% deferred. We provide this match for eligible compensation above the annual tax code compensation limit. Distributions are generally not allowed while NEOs are actively employed. The investment measures are similar to those offered to eligible employees in our 401(k) plan, and the plan does not offer above-market earnings. NEOs elect to receive post-separation distributions in either a lump sum or in annual installments over five years. For additional information on this program, see the “Summary Compensation Table for Fiscal Year 2021” and “Non-Qualified Deferred Compensation Benefits for Fiscal Year 2021” tables below.

Defined Contribution (401(k) Savings) Program

Our NEOs are eligible to participate in our qualified defined contribution 401(k) Plan, under which they have the opportunity to defer a portion of their eligible compensation, up to tax code limitations, and receive a company matching contribution of 100% of the first 3% of contributions and 50% of the next 2% of contributions. We provide this match for eligible compensation below the annual tax code compensation limit.

Employment Agreements

We extend employment agreements to our NEOs, which include non-compete covenants enforceable under the laws of North Carolina, where our corporate headquarters is located. The employment agreements provide severance protection before and after a change in control event and a minimum level of benefits to our NEOs during the term of the agreement. For additional details, see “—Employment Agreements” below.

Change in Control Protection

We provide our NEOs with enhanced severance benefits and additional rights to payment of incentive compensation in the event of a change in control. We structure separation payments to help ensure that key personnel, including our NEOs, would be available to assist in the successful transition following a change in control and provide a competitive level of severance protection if the executive officer is involuntarily terminated without cause or resigns for good reason within two years following a change in control. We do not provide automatic vesting of benefits

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DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM ELEMENTS

upon a change in control transaction irrespective of performance. In the event that payments in connection with a change in control would trigger an excise tax under Internal Revenue Code (“Code”) Section 4999, our agreements limit payments to an amount that will not trigger this tax unless paying all the benefits would provide a larger after-tax benefit to the NEO. We do not provide any tax gross-ups for taxes payable on change in control benefits. We describe the severance arrangements and other benefits provided to NEOs on a change in control (as well as the equity treatment upon certain separations in the event of a change in control) under “—Potential Payments Upon Termination” below.

Executive Perquisites

We do not offer our NEOs the executive perquisites that many of our peer group companies offer, such as personal use of company aircraft, company vehicles or auto allowances, personal drivers, health/country club memberships, etc. We offer our CEO reimbursement for his or her out-of-pocket medical expenses (see “—Employment Agreements” below for details). We also offer all employees disability benefits, which are calculated as a percentage of base salary, and for which our senior executives, including our NEOs, would be entitled to receive a higher benefit in the event of their disability. We do not provide tax gross-ups.

2021 COMPENSATION ACTIONS FOR OUR NAMED EXECUTIVE OFFICERS

The table below sets out a summary of fiscal year 2021 compensation actions for each of our NEOs along with references to the applicable section describing each compensation element in this proxy statement.

NEO	Base Salary Increase (%)	2021 Annual Incentive Plan Award ($)	2021 Equity Grant (# Shares)
	“—Description of Executive Compensation Program Elements – Base Salary”	“—Description of Executive Compensation Program Elements – Our Annual Incentive Plan”	“—Description of Executive Compensation Program Elements – Our Equity Plan”

Mr. Alkire	14.0%	1,867,500	56,227 target performance shares; 37,485 RSUs

Ms. DeVore	0.0%	2,100,938	107,622 target performance shares; 71,748 RSUs

Mr. McKasson	0.0%	989,173	39,524 target performance shares; 26,349 RSUs

Mr. Anderson	0.0%	425,931	26,194 target performance shares; 17,463 RSUs

Mr. Klatsky	0.0%	499,876	16,901 target performance shares; 11,267 RSUs

Mr. Hargraves	0.0%	372,353	13,064 target performance shares; 8,709 RSUs

CLAWBACK POLICY

We have adopted compensation recoupment or “clawback” policies with respect to all incentive compensation awards, including amounts payable under our annual incentive plan and the equity awards granted under our equity plan that may be earned by our current and former executive officers. If we are required to restate our financial statements due to NEOs’ material noncompliance with any financial reporting requirements under the federal securities laws, our NEOs who received incentive compensation based on erroneous data in a materially noncompliant financial statement must repay the amount in excess of what they would have received based on that restatement. The repayment obligation extends to any incentive compensation a NEO receives during the three-year period preceding a restatement.

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CLAWBACK POLICY

The Board has the sole discretion and authority to: (i) determine the amount of any incentive-based compensation owed by any current or former executive officer; (ii) determine the means, timing (which in all circumstances will be prompt) and any other requirements by which reimbursement is required to occur, which may include, without limitation, forfeiture of any outstanding incentive award; and (iii) impose any other terms, conditions or procedures (e.g., the imposition of interest charges on un-repaid amounts) to govern the current or former executive officer’s repayment of any incentive-based compensation.

The Board has discretion to take such actions it deems necessary to address the events that gave rise to the restatement and to prevent its recurrence, including, to the extent permitted under applicable law:

•	Dismissing the executive;

•	Adjusting the future compensation of the executive; and/or

•	Authorizing legal action or taking other action to enforce the executive’s obligations to us.

TRADING RESTRICTIONS, ANTI-HEDGING AND ANTI-PLEDGING POLICY

Our insider trading policy limits the timing and types of transactions in our securities by our directors and officers required to file reports under Section 16 of the Exchange Act, including our NEOs. In general, the policy:

•

Prohibits our Section 16 insiders and other designated employees from trading our securities except during open trading window periods (following earnings releases) and, in the case of our NEOs, pursuant to a written trading plan adopted under SEC Rule 10b5-1, and only after they have obtained pre-clearance for such transactions or plan;

•	Prohibits our Section 16 insiders as well as all employees from trading in options, warrants, puts or calls or similar instruments involving our securities and “shorting” our securities; and

•

Prohibits our Section 16 insiders as well as all employees from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities granted as compensation or held directly or indirectly by the Section 16 insider or employee.

Additionally, our insider trading policy prohibits our insiders from holding our securities in margin accounts or pledging our securities as collateral for a loan.

A copy of our insider trading policy may be accessed on our website under the Governance Documents tab at http://investors.premierinc.com/corporate-governance/default.aspx.

TAX CONSIDERATIONS

Code Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to a company’s “covered employees,” which generally includes our NEOs. Accordingly, we expect that compensation paid to our NEOs in excess of $1 million is generally not deductible, subject to an exception for certain compensation provided pursuant to a written binding contract in effect as of November 2, 2017.

The Compensation Committee believes that stockholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. The Compensation Committee has approved compensation that is not fully deductible for income tax purposes.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table for Fiscal Year 2021

For the fiscal year ended June 30, 2021, the following table shows compensation awarded or paid to, or earned by, our Chief Executive Officer, former Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers who were serving as executive officers (other than as our Chief Executive Officer or Chief Financial Officer) at the end of fiscal year 2021.

Name and Principal Position(a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	All Other Compensation ($) (h)	Total (i)

Michael J. Alkire President and Chief Executive Officer	2021	897,743	0	2,812,860	0	1,867,500	144,983	5,723,086
	2020	863,992	0	2,938,795	0	1,132,749	72,082	5,007,618
	2019	797,531	0	2,671,669	0	938,059	59,303	4,466,562
Susan D. DeVore Former Chief Executive Officer	2021	1,125,044	0	5,383,970	0	2,100,938	264,933	8,874,885
	2020	1,108,377	0	5,625,017	0	1,743,188	111,669	8,588,249
	2019	1,017,173	0	5,125,063	0	1,446,788	91,960	7,680,983
Craig S. McKasson Senior Vice President, Chief Administrative Officer, Chief Financial Officer and Treasurer	2021	635,638	0	1,977,244	0	989,173	100,850	3,702,904
	2020	626,007	0	2,065,756	0	820,735	52,251	3,564,749
	2019	575,047	0	1,878,006	0	679,673	42,302	3,175,028
Leigh T. Anderson, President Performance Services	2021	608,489	0	1,310,409	0	425,931	57,196	2,402,025
	2020	599,269	0	1,369,068	0	188,563	37,455	2,194,355
	2019	541,146	0	1,244,632	0	409,206	28,796	2,223,781

David L. Klatsky, General Counsel	2021	535,364	0	845,490	0	499,876	56,209	1,936,939
David A. Hargraves Senior Vice President-Supply Chain	2021	455,193	0	653,538	0	372,353	28,837	1,509,921
	2020	453,706	0	1,182,796	0	310,794	11,379	1,958,674

Salary (Column (c))

Reflects the salary earned in fiscal years 2021, 2020 and 2019 from July 1 through June 30 of each year.

Bonus (Column (d))

No discretionary bonuses were awarded to the NEOs in 2021, 2020 or 2019.

Stock Awards (Column (e))

The amounts reported in the Stock Awards column are the grant date fair value of stock awards determined pursuant to ASC Topic 718, excluding the effect of any forfeitures. Amounts reflect the aggregate grant date fair value of the performance shares and RSUs granted to the NEOs on August 26, 2020 and performance shares and RSUs granted to the NEOs in August 2018 and August 2019, respectively.

Performance shares provide an opportunity for employees to earn and vest in common stock if specified performance measures are met for a specified performance cycle, which is typically three years. If the minimum performance measure is not met, no award is earned. If at least the minimum performance measure is attained, the earned shares may range from 50% to 150% of the target number of shares. The amounts reported in this table for performance shares are disclosed at target (100%), which is the probable outcome (as of the grant date). Details regarding the performance shares’ threshold, target and maximum values can be found in the “Grants of Plan-Based Awards in Fiscal Year 2021” table below.

RSUs provide an opportunity for employees to vest in common stock if the employee remains employed through a specified date, typically three years from grant. The RSUs reported above and granted in fiscal years 2019, 2020 and 2021 are based on the fair value of our common stock on the grant date in the same manner as described above for performance shares.

There can be no assurance that the performance shares and RSUs granted to our NEOs will ever be earned or that the value of these awards as earned will equal the amounts disclosed in the Summary Compensation Table for fiscal year 2021. The stock price and other assumptions used to calculate the compensation cost is disclosed in Note 14—Stock Based Compensation to our consolidated financial statements included in our 2021 Form 10-K.

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EXECUTIVE COMPENSATION TABLES

To see the value actually received under the 2019 performance shares with respect to the three-year performance cycle ended June 30, 2021, please refer to the “Option Exercises and Stock Vested in Fiscal Year 2021” table below. Additional information on all outstanding stock awards is reflected in the “Outstanding Equity Awards at June 30, 2021” table below.

Options Awards (Column (f))

No stock option awards were granted in fiscal years 2019, 2020 or 2021. To see the value actually received upon exercise of options by the NEOs in 2021, refer to the “Option Exercises and Stock Vested in Fiscal Year 2021” table below. Additional information on all outstanding option awards is reflected in the “Outstanding Equity Awards at June 30, 2021” table below.

Non-Equity Incentive Plan (Column (g))

The amounts reported in the Non-Equity Incentive Plan column are the annual cash incentives earned by our NEOs under our Annual Incentive Plan.

All Other Compensation (Column (h))

The amounts reported in the All Other Compensation column consist of employer contributions and deferrals allocated to our NEOs under our 401(k) plan and Deferred Compensation Plan: $11,600, $11,600, $11,600, $8,700, $11,400 and $11,400 for Alkire, DeVore, McKasson, Anderson, Klatsky and Hargraves, respectively, with respect to the 401(k) plan, and $69,620, $103,129, $46,679, $20,282 and $26,605 for Alkire, DeVore, McKasson, Anderson and Klatsky, respectively, with respect to the Deferred Compensation Plan. None of these amounts reflect amounts contributed by our NEOs under the Deferred Compensation Plan, which are reported in the “Non-Qualified Deferred Compensation Benefits for Fiscal 2021” table below. The amount reported in the All Other Compensation column also includes employer contributions of $3,200 for Mr. Alkire and $9,840 for Ms. DeVore for reimbursement of their out-of-pocket medical expenses per their respective employment agreements. The amount reported in the All Other Compensation column also includes accrued dividend equivalents on unvested Restricted Stock Units of: $60,563, $115,979, $42,571, $28,214, $18,204 and $17,437 for Alkire, DeVore, McKasson, Anderson, Klatsky and Hargraves, respectively. For Ms. DeVore, the All Other Compensation column includes $24,385 for 36 months of continuing health insurance coverage in connection with her June 30, 2021 retirement.

Grants of Plan-Based Awards in Fiscal Year 2021

The following table sets forth information with respect to grants of plan-based awards to the NEOs during the fiscal year ended June 30, 2021.

Name (a)	Approval Date / Grant Date (b)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Under- lying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Michael J. Alkire	8/4/2020	8/26/2020	750,000	1,500,000	2,250,000	28,114	56,227	84,341	37,485	n/a	n/a	2,812,860
Susan D. DeVore	8/4/2020	8/26/2020	843,750	1,687,500	2,531,250	53,811	107,622	161,433	71,748	n/a	n/a	5,383,970
Craig S. McKasson	8/4/2020	8/26/2020	397,258	794,516	1,191,774	19,762	39,524	59,286	26,349	n/a	n/a	1,977,244
Leigh T. Anderson	8/4/2020	8/26/2020	228,175	456,349	684,524	13,097	26,194	39,291	17,463	n/a	n/a	1,310,409
David L. Klatsky	8/4/2020	8/26/2020	200,754	401,507	602,261	8,451	16,901	25,352	11,267	n/a	n/a	845,490
David A. Hargraves	8/4/2020	8/26/2020	147,932	295,864	443,796	6,532	13,064	19,596	8,709	n/a	n/a	653,538

Grant Date (Column (b))

The awards shown were approved by the Compensation Committee at its August 4, 2020 meeting with a grant date of August 26, 2020.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards (columns (c), (d) and (e))

The awards represent the threshold (50%), target (100%) and maximum (150%) payout levels for each NEO under our annual incentive plan based on the NEO’s annual base salary and annual incentive plan target percentage.

Estimated Future Payouts Under Equity Incentive Plan Awards (Performance Shares) (Columns (f), (g) and (h))

The awards represent performance shares granted in August 2020 under the 2013 Equity Incentive Plan. The awards vest contingent on Non-GAAP Adjusted EPS growth over the three-year performance cycle beginning July 1, 2020 and ending June 30, 2023, subject to such officer’s continued employment through the end of the performance cycle. The grant date fair value at target is included in the Stock Award Column (column (e)) of the Summary Compensation Table for Fiscal Year 2021. The threshold payment reflects 50% payout based on attaining threshold achievement; however, no payout will occur for performance below threshold. The maximum payout is 150% of the target amount shown. For Ms. DeVore, a pro rata portion of her target Performance Shares, determined based on the number of days of active employment during the three-year performance period, will be distributed at the conclusion of the three-year performance period, subject to satisfaction of applicable performance metrics.

All Other Stock Awards (Column (i))

The awards represent RSUs granted in August 2020 under the 2013 Equity Incentive Plan. These awards generally vest on the third anniversary of the grant date. For Ms. DeVore, a pro rata portion of her RSUs, determined based on the number of days of active employment during the three-year vesting period, became vested effective with her approved retirement on June 30, 2021.

All Other Option Awards (Stock Options) (Columns (j) and (k))

There were no stock options granted in fiscal year 2021.

2021 Proxy Statement	77

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at June 30, 2021

The following table sets forth information with respect to each NEO’s outstanding equity awards at June 30, 2021.

Name (a)	Grant date of Stock Options (b)	Option Awards[1,2]					Stock Awards[1]
		Number of securities underlying unexercised options (#) exercisable (c)	Number of securities underlying unexercised options (#) unexercisable (d)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (e)	Option exercise price ($) (f)	Option expiration date (g)	Number of shares or units of stock that have not vested[3] (#) (h)	Market value of shares or units of stock that have not vested ($) (i)*	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested4, [5] (#) (j)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (k)*

Michael J. Alkire	9/25/2013	394,802	0	0	$27.00	6/30/2023	79,688	2,772,346	154,701	5,382,048
	8/29/2014	71,472	0	0	$31.58	8/29/2024
	8/31/2015	77,201	0	0	$35.65	8/31/2025
	8/31/2016	44,314	0	0	$31.65	8/31/2026
	8/25/2017	45,388	0	0	$32.90	8/25/2027

Susan D. DeVore	9/25/2013	599,316	0	0	$27.00	6/30/2023	152,604	5,309,093	296,286	10,307,790
	8/29/2014	131,446	0	0	$31.58	8/29/2024
	8/31/2015	141,982	0	0	$35.65	8/31/2025
	8/31/2016	81,499	0	0	$31.65	8/31/2026
	8/25/2017	77,053	0	0	$32.90	8/25/2027

Craig S. McKasson	8/29/2014	1,731	0	0	$31.58	8/29/2024	56,015	1,948,762	108,744	3,783,204
	8/31/2015	41,965	0	0	$35.65	8/31/2025
	8/31/2016	28,575	0	0	$31.65	8/31/2026
	8/25/2017	29,472	0	0	$32.90	8/25/2027

Leigh T. Anderson	5/29/2015	3,393	0	0	$38.32	5/29/2025	37,124	1,291,544	72,069	2,507,281
	6/30/2016	1,199	0	0	$32.70	6/30/2026
	8/31/2016	3,087	0	0	$31.65	8/31/2026
	8/25/2017	8,424	0	0	$32.90	8/25/2027

David L. Klatsky	6/30/2016	4,231	0	0	$31.65	6/30/2026	23,953	833,325	46,500	1,617,735
	8/25/2017	8,388	0	0	$32.90	8/25/2027

David A. Hargraves	5/29/2015	2,757	0	0	$38.32	5/29/2025	22,943	798,187	46,273	1,609,838
	5/31/2016	300	0	0	$31.80	5/31/2026
	8/31/2016	988	0	0	$31.65	8/31/2026
	8/25/2017	7,443	0	0	$32.90	2/25/2027

*	Calculation based on the closing price of our common stock on NASDAQ of $34.79 per share on June 30, 2021.
(1)

All or a portion of these equity awards are subject to accelerated vesting upon the occurrence of certain events, including involuntary termination of employment, retirement, death or disability, as defined in the equity award’s applicable award agreement.

(2)	Stock options are scheduled to vest in three equal installments on or about the first, second and third anniversary of the grant date.

78	2021 Proxy Statement

EXECUTIVE COMPENSATION TABLES

(3)	RSUs granted in fiscal years 2019, 2020 and 2021 to each NEO are as follows:

Name	RSUs granted in August 2018 scheduled to vest on August 31, 2021 (# shares)	RSUs granted in August 2019 scheduled to vest on August 26, 2022 (# shares)	RSUs granted in August 2020 scheduled to vest on August 26, 2023 (# shares)	Total number units of stock that have not vested (# shares)
Michael J. Alkire	18,121	24,082	37,485	79,688
Susan D. DeVore	34,762	46,094	71,748	152,604
Craig S. McKasson	12,738	16,928	26,349	56,015
Leigh T. Anderson	8,442	11,219	17,463	37,124
David L. Klatsky	5,447	7,239	11,267	23,953
David A. Hargraves	4,541	9,693	8,709	22,943

(4)

Performance shares are earned based on achieving defined growth objectives over a three-year performance cycle. The performance objective is Non-GAAP Adjusted EPS for the respective performance cycles beginning on July 1, 2018 and ending on June 30, 2021, beginning on July 1, 2019 and ending on June 30, 2022, and beginning on July 1, 2020 and ending on June 30, 2023. These grants are generally subject to such officer’s continued employment through the end of the respective performance cycle. The disclosed amount reflects a 100% payout (target achievement) based on the probable achievement of the performance objectives at the grant date. The maximum payout for each grant of performance shares on each performance plan is 150% of the target amount shown.

(5)

Reflects the target level of performance shares granted in fiscal 2019, 2020 and 2021 to each NEO. The amount actually earned, if any, will depend on the actual performance level achieved for the applicable performance cycle. In August 2021, the performance shares granted in fiscal year 2019 were distributed at 130% of target. Performance shares vest on June 30 of the last year of the applicable three-year performance cycle. Performance shares granted in fiscal years 2019, 2020 and 2021 to each NEO are as follows:

Name	Target Performance shares granted in Fiscal 2019 (# shares)	Target Performance shares granted in Fiscal 2020 (# shares)	Target Performance shares granted in Fiscal 2021 (# shares)	Total Performance-Based Equity Awards—Target (# shares)
Michael J. Alkire	42,283	56,191	56,227	154,701
Susan D. DeVore	81,111	107,553	107,622	296,286
Craig S. McKasson	29,722	39,498	39,524	108,744
Leigh T. Anderson	19,698	26,177	26,194	72,069
David L. Klatsky	12,709	16,890	16,901	46,500
David A. Hargraves	10,594	22,615	13,064	46,273

Option Exercises and Stock Vested in Fiscal Year 2021

The following table sets forth information with respect to the exercise of stock options and vesting of stock awards (performance shares and RSUs) for each of the NEOs during the fiscal year ended June 30, 2021. NEOs are required to exercise stock options and/or trade stock exclusively via SEC Rule 10b5-1 trading plans which can be established only during open trading windows at least 30 days in advance of the execution of any trades.

	Option Awards		Stock Awards

Name (a)	Number of shares acquired on exercise (#) (b)	Value realized on exercise ($) (c)	Number of shares acquired on vesting (#) (d)	Value realized on vesting ($) (e)
Michael J. Alkire	0	0	70,725	2,547,787
Susan D. DeVore	207,450	1,578,638	132,194	4,770,218
Craig S. McKasson	0	0	48,871	1,762,483
Leigh T. Anderson	0	0	29,995	1,087,399
David L. Klatsky	0	0	20,890	757,762
David A. Hargraves	0	0	17,649	635,953

2021 Proxy Statement	79

EXECUTIVE COMPENSATION TABLES

Option Awards (Column (c))

The amounts shown are calculated based on the fair market value of our common stock on the date of exercise for stock options.

Stock Awards (Column (e))

The amounts shown in this column include RSUs granted in fiscal year 2018 that vested during fiscal year 2021 and performance shares granted in fiscal year 2019 for which the last day of the performance cycle is June 30, 2021. The value of the RSUs is calculated based on the fair market value of our common stock on the date of the vesting. The value of the performance shares is calculated based on the closing price of our common stock on August 17, 2021 ($36.69), and achievement factors of 130% of target. As of June 30, 2021, the number of shares to be distributed was subject to the approval by the Compensation Committee of the Board of Directors, which occurred in August 2021, and the shares were subsequently distributed

Non-Qualified Deferred Compensation Benefits for Fiscal 2021

Our NEOs are eligible to participate in the Premier, Inc. Deferred Compensation Plan which is described in the Compensation Discussion and Analysis section above. The following table sets forth information with respect to the Deferred Compensation Plan.

Name (a)	Executive contributions in last FY ($) (b)	Registrant contributions in last FY ($) (c)	Aggregate earnings in last FY ($) (d)	Aggregate withdrawals/ distributions ($) (e)	Aggregate balance at last FYE ($) (f)
Michael J. Alkire	101,525	69,620	3,447,648	0	12,525,511
Susan D. DeVore	860,470	103,129	2,167,853	0	19,054,133
Craig S. McKasson	72,849	46,679	647,547	0	3,914,227
Leigh T. Anderson	39,853	20,282	150,613	0	780,608
David L. Klatsky	47,506	26,605	218,691	0	891,693
David A. Hargraves	—	—	—	—	—

Executive Contributions in Last Fiscal Year (Column (b))

These amounts were contributed by the executives during fiscal 2021, which are also included in the “Salary” and “Non-Equity Incentive Compensation” columns of the Summary Compensation Table for Fiscal Year 2021.

Registrant Contributions in Last Fiscal Year (Column (c))

Registrant contributions were made in the form of matching contributions, which are included in the “All Other Compensation” column of the Summary Compensation Table for Fiscal Year 2021.

Aggregate Earnings in Last Fiscal Year (Column (d))

The earnings reflected in column (d) represent deemed investment earnings or losses for NEO accounts under the Deferred Compensation Plan and account administration fees borne by the employee. There is no guaranteed rate of return on amounts deferred under the Deferred Compensation Plan. No amounts included in column (d) are reported in the Summary Compensation Table for Fiscal Year 2021 because the Deferred Compensation Plan does not provide for above-market or preferential earnings.

Aggregate Withdrawals/Distributions (Column (e))

Active employees are not generally able to make withdrawals or receive distributions from the Deferred Compensation Plan.

Aggregate Balance at Last Fiscal Year End (Column (f))

The amounts shown reflect each participant’s total account balance in the Deferred Compensation Plan as of the end of fiscal year 2021 (June 30, 2021).

80	2021 Proxy Statement

EMPLOYMENT AGREEMENTS

The material terms of the compensation provided to our NEOs pursuant to employment agreements between us and each executive are described below. See “—2021 Compensation Actions for Our Named Executive Officers” above for a discussion of 2021 compensation determinations. See “—Potential Payments Upon Termination” below for a description of the estimated payments and benefits that would be provided to our NEOs in connection with a termination of their employment or a change in control of our Company.

Ms. DeVore’s employment agreement is effective September 13, 2013. The term of her employment agreement was three years from the effective date, after which the employment agreement was automatically extended by adding a one-year term upon each anniversary of the effective date, unless either party provided timely written notice to the contrary. On February 2, 2021, we announced that Ms. DeVore was retiring on June 30, 2021, and stepping down as the Chief Executive Officer of the Company and from the Board of Directors, and that Mr. Alkire would be promoted to Chief Executive Officer and appointed to the Board, in each case effective May 1, 2021. In connection with these changes, we entered into an amendment to Ms. DeVore’s employment agreement, effective February 1, 2021.

Ms. DeVore remained employed by us at her then current compensation level and provided executive transition and other services as needed through June 30, 2021. In connection with the transition, we amended Ms. DeVore’s employment agreement to provide Ms. DeVore with access to coverage under our health insurance plan for a period of 36 months following her retirement, and a consulting services arrangement, whereby Ms. DeVore agreed to provide up to 40 hours per month (or additional hours with her consent), at our discretion, of consulting services related to our operations, management, member relationships and strategic objectives for a period of 24 months following her retirement, in exchange for compensation at a fixed rate of $60,000 per month during the first 12 months, and at a rate of $1,500 per hour during the second 12 months. During the second 12 months of the consulting period, so long as Ms. DeVore remains available to provide at least 10 hours of consulting services per month, she will receive compensation of not less than $9,375 per month, regardless of the number of consulting hours she is requested to provide each month.

In connection with Ms. DeVore’s retirement and Mr. Alkire’s transition to Chief Executive Officer, we entered into a new employment agreement with Mr. Alkire, effective May 1, 2021, which replaced his existing employment agreement dated September 13, 2013. Mr. McKasson’s employment agreement is effective September 13, 2013. The term of the employment agreements for each of Mr. Alkire and Mr. McKasson is three years from the effective date, after which the employment agreement will be automatically extended by adding a one-year term upon each anniversary of the effective date, unless either party provides timely written notice to the contrary.

Additionally, we and each of Mr. Anderson, Mr. Klatsky and Mr. Hargraves entered into our standard employment agreements effective July 1, 2016, April 1, 2016 and July 1, 2017, respectively. There is no stated employment term under these agreements (i.e., employment is “at-will” whereby the employee may resign at any time for any reason and we may terminate their respective employment at any time for any reason). The agreements provide for certain restrictive covenant protections for us and extend minimum compensation and severance benefits for Mr. Anderson, Mr. Klatsky and Mr. Hargraves.

The employment agreements between us and the NEOs generally provide for the following:

•	Minimum base salaries for Mr. Alkire, Ms. DeVore and Messrs. McKasson, Anderson, Klatsky and Hargraves of $1,000,000, $1,250,000, $635,613, $608,465, $535,343 and $455,175, respectively.

•	Participation in the 2013 Equity Incentive Plan.

•	Participation in our benefits plans and programs.

•

Incentive-based compensation forfeiture and clawback provisions subject to one or both of our compensation recoupment policies as in effect from time to time (see “— Clawback Policy” for a discussion of these policies).

•	Restrictive covenants, including confidentiality, non-compete and non-solicitation provisions that apply during and after the term of employment.

•	For Mr. Alkire, Ms. DeVore and Mr. McKasson, if employment terminates, the confidentiality covenant survives for 60 months, and the non-compete and non-solicitation covenants survive for 24 months.

2021 Proxy Statement	81

EMPLOYMENT AGREEMENTS

•

For Messrs. Anderson, Klatsky and Hargraves, if employment terminates, the confidentiality covenant survives 60 months, the non-compete covenant survives for 12 months and the non-solicitation covenant survives for 18 months.

•

In addition to the above, the employment agreements for Mr. Alkire and Ms. DeVore provide insurance coverage for purposes of providing supplemental coverage of out-of-pocket expenses, including deductibles, co-insurance, uncovered benefits, etc., and administrative fees for medical and dental care in accordance with the terms and conditions of the plan, subject to our sole discretion.

POTENTIAL PAYMENTS UPON TERMINATION

As noted under the “—Employment Agreements” section above, the employment agreements and incentive arrangements for each NEO provide for certain payments and benefits upon their respective separation from our Company. These provisions are summarized below, except for Ms. DeVore. Ms. DeVore, who retired effective June 30, 2021, became entitled to payments and benefits upon retirement described above under “—Employment Agreements,” in addition to pro rata vesting of her outstanding RSUs and deemed satisfaction of the service requirement for a pro rata portion of her Performance Shares as described below under “—Termination Due to Approved Retirement, Disability or Death.” Ms. DeVore’s Performance Shares remain subject to the performance metrics applicable to each respective grant.

Involuntary Termination without Cause or Resignation for Good Reason – Non-Change in Control Event

Severance benefits in the event the NEO is terminated without cause (other than after a change in control, which is covered below) or resigns for good reason are as follows:

•

For Mr. Alkire and Mr. McKasson, if terminated without cause or for resignation for good reason, we will pay 1.9 times the respective executive’s annual base salary over 24 months following termination. Good reason applies only under the employment agreements for Mr. Alkire and Mr. McKasson and means a resignation due to (i) reduction in position, responsibilities or status or a change in title resulting in a material reduction in responsibilities or position; (ii) change in reporting responsibility; (iii) reduction in base salary; (iv) relocation to a location outside a 50-mile radius of the executive’s primary office location; (v) our failure to make any material non-forfeited payments earned or (vi) failure of a successor to assume obligations under executives’ employment agreements. A termination without cause under our employment agreements means an involuntary termination of the executive officer’s employment for any reason other than death, disability, cause or, for Mr. Alkire and Mr. McKasson, good reason.

•

Per the terms of the agreements for Mr. Anderson, Mr. Klatsky and Mr. Hargraves, if terminated without cause, we will pay the respective executive’s annual base salary for 12 months following termination.

•

The NEOs’ rights to receive severance benefits upon termination are conditioned upon the execution of a release of claims against us. Additionally, severance benefits may be reduced or terminated and equity awards may be forfeited if the executive breaches applicable restrictive covenant terms.

•	Severance payments may be delayed to the extent necessary for compliance with Section 409A of the Code governing nonqualified deferred compensation.

•	In the event of a termination for cause, or a voluntary resignation, the executives would not receive any of the severance payments outlined above and summarized in the tables below.

Outstanding equity awards for NEOs would be treated as follows upon an involuntary termination without cause or resignation for good reason:

•

Performance shares: pro rata portion of the shares that are earned based on our performance will be paid out upon certification of the actual results under each respective grant, based on the following formula: total number of shares awarded (based on actual performance results) multiplied by the number of days of active service following the beginning of the respective performance cycle divided by 1,095 days.

•	RSUs: pro rata portion of shares equal to number of days of active service since the grant date divided by 1,095 days.

82	2021 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION

•

NQSOs: the portion of the option that would have otherwise vested over the 12-month period following the date of termination will vest. Any vested NQSOs would be exercisable for the time periods set forth in the respective award agreements, generally one year thereafter (but not beyond the original expiration date).

Potential Payments upon Involuntary Termination without Cause at June 30, 2021 (Non-Change of Control Event)

The following table sets forth quantitative information with respect to potential payments to each NEO or their beneficiaries upon termination in various circumstances as described above, assuming termination of employment on June 30, 2021. The amounts included in the table below do not include amounts otherwise due and owing to each applicable NEO, such as salary or annual bonus earned through the date of termination or vested equity and nonqualified deferred compensation, as those amounts are reflected in the preceding tables or payments or benefits generally available to all of our salaried employees. Values in the table below with respect to equity are based on $34.79 per share, the closing price of our common stock on June 30, 2021.

NEO	Base Salary Continuation[1] ($)	Stock-Based Awards[2] ($)	Total[3,4] ($)
Michael J. Alkire	1,900,000	5,424,796	7,324,796
Craig S. McKasson	1,207,665	3,808,673	5,016,338
Leigh T. Anderson	608,465	2,503,232	3,111,697
David L. Klatsky	535,343	1,620,716	2,156,059
David A. Hargraves	455,175	1,609,815	2,064,990

(1)

For Mr. Alkire and Mr. McKasson, base salary continuation equals 1.9 times the respective NEO’s annual base salary as of June 30, 2021, paid over 24 months following termination without cause or for good reason. For Mr. Anderson, Mr. Klatsky and Mr. Hargraves, base salary continuation equals one times annual base salary as of June 30, 2021, paid over 12 months following termination without cause. Additionally, in addition to the amounts reflected above, for Mr. Alkire and Mr. McKasson, in the event the executive enters into a consulting agreement following termination, a payment of 1/10 of base salary may be payable for a period of up to 24 months following termination.

(2)

Reflects the value of unvested performance shares, RSUs and NQSOs that will vest as a result of the termination of employment not for cause or for good reason, as applicable, based on the excess of the closing sale price of our common stock on June 30, 2021 ($34.79), over the exercise price of stock options and the closing sale price of our common stock on June 30, 2021 ($34.79), for performance shares and RSUs, and assumes the performance for performance shares is at target (100%), except for the fiscal 2021 performance shares which are based on actual achievement levels determined by the Compensation Committee.

(3)

In addition to the amounts reflected above, additional severance payments may be made for use in paying COBRA insurance premiums or other expenses. These aggregate amounts are estimated to be $43,913, $28,851, $19,128, $13,253 and $19,128 for Messrs. Alkire, McKasson, Anderson, Klatsky and Hargraves, respectively.

(4)	In the event of an involuntary termination for cause, or a voluntary resignation, the executives would not receive any of the payments outlined in the table.

Involuntary Termination without Cause or Resignation for Good Reason—Change in Control Event

A termination upon a change in control (as defined in the 2013 Equity Incentive Plan) is a termination without cause or a resignation for good reason, as applicable, within 24 months following a change in control.

For Mr. Alkire and Mr. McKasson, if terminated without cause or for resignation for good reason within 24 months following a change in control (as defined in the 2013 Equity Incentive Plan), the severance we will pay is 2.4 times the respective executive’s total annual compensation over 30 months following termination. “Total annual compensation” for this purpose means the sum of the executive’s then annual base salary, plus the greater of (i) their target annual incentive plan bonus as of termination, or (ii) the average annual incentive plan bonuses paid during the 36 months preceding employment termination. The severance for Mr. Anderson, Mr. Klatsky and Mr. Hargraves is the same as that unrelated to a change in control.

We do not provide our NEOs a “gross-up” of any golden parachute excise taxes under the Code. Our equity award agreements include a “modified cutback” provision. Benefits under these equity awards, the employment agreements and other plans and arrangements covering our NEOs are paid out in full or reduced so that the golden parachute excise tax is avoided, whichever produces a better after-tax result for the NEO.

2021 Proxy Statement	83

POTENTIAL PAYMENTS UPON TERMINATION

Outstanding equity awards for NEOs for an involuntary termination or resignation for good reason as applicable, within 24 months following a change in control, would be treated as follows:

•

Performance shares: all shares will be paid out upon certification of the anticipated performance relative to performance goals from the start of the respective performance cycle to the date of the change in control.

•	RSUs: all unvested shares will vest upon termination within 12 months following a change in control.

•

NQSOs: all NQSOs will fully vest upon termination within 12 months following a change in control. Any vested NQSOs would be exercisable for the time periods set forth in the respective award agreements, generally one year thereafter (but not beyond the original expiration date).

Potential Payments upon Involuntary Termination without Cause Due to a Change in Control at June 30, 2021

The following table sets forth quantitative information with respect to potential payments to each NEO or their beneficiaries upon termination in various circumstances as described above, assuming termination on June 30, 2021. The amounts included in the table below do not include amounts otherwise due and owing to each applicable NEO, such as salary or annual bonus earned through the date of termination or vested equity and nonqualified deferred compensation, as those amounts are reflected in the preceding tables, or payments or benefits generally available to all of our salaried employees. Values in the table below with respect to equity are based on $34.79 per share, the closing price of our common stock on June 30, 2021.

NEO	Total Annual Compensation Continuation[1] ($)	Equity Awards[2] ($)	Total[3] ($)
Michael J. Alkire	6,000,000	8,595,704	14,595,704
Craig S. McKasson	3,432,310	6,042,188	9,474,498
Leigh T. Anderson	608,465	4,004,433	4,612,898
David L. Klatsky	535,343	2,583,714	3,119,057
David A. Hargraves	455,175	2,518,622	2,973,797

(1)

For Mr. Alkire and Mr. McKasson, total annual compensation continuation equals 2.4 times the respective NEO’s “total annual compensation” as of June 30, 2021, paid over 30 months following termination within 24 months following a change in control. “Total annual compensation” means the sum of the executive’s then annual base salary, plus the greater of (i) their target annual incentive plan bonus as of termination, or (ii) the average annual incentive plan bonuses paid during the 36 months preceding employment termination. Additionally, in addition to the amounts reflected above, for Mr. Alkire and Mr. McKasson, in the event the executive enters into a consulting agreement following termination, a payment of 1/10 of base salary may be payable for a period of up to 24 months following termination. For Mr. Anderson, Mr. Klatsky and Mr. Hargraves, base salary continuation equals one times their respective annual base salaries as of June 30, 2021, paid over 12 months following termination after a change in control.

(2)

Reflects the value of unvested performance shares, RSUs and NQSOs that will vest as a result of the termination of employment following a change in control based on the excess of the closing sale price of our common stock on June 30, 2021 ($34.79), over the exercise price of stock options and the closing sale price of our common stock on June 30, 2021 ($34.79), for performance shares and RSUs, and assumes the performance for performance shares is at target (100%), except for the fiscal 2021 performance shares which are based on actual achievement levels determined by the Compensation Committee.

(3)

In addition to the amounts reflected above, additional severance payments may be made for use in paying COBRA insurance premiums or other expenses. These aggregate amounts are estimated to be $43,913, $28,851, $19,128, $13,253 and $19,128 for Messrs. Alkire, McKasson, Anderson, Klatsky and Hargraves, respectively.

Termination Due to Approved Retirement, Disability or Death

In the event of a termination due to approved retirement (which means a voluntary resignation from our Company on or after attaining age 59.5, or attaining age 55 with five or more years of service), disability or death (other than after a change in control, which is covered above), NEOs would not receive any severance payments. Outstanding equity awards for the NEOs would be treated as follows upon a termination due to approved retirement, disability or death:

•

Performance shares: pro rata portion of the performance shares will be paid out upon certification of the actual results under each respective grant, based on the following formula: total number of shares (based on actual performance results) multiplied by the number of days of active service following the beginning of the respective performance cycle divided by 1,095 days.

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POTENTIAL PAYMENTS UPON TERMINATION

•	RSUs: pro rata portion of shares underlying RSUs equal to number of days of active service since the grant date divided by 1,095 days.

•

NQSOs: the portion of the option that would have vested over the 12-month period following the date of termination will vest. Any vested NQSOs would be exercisable for the time periods set forth in the respective award agreements, generally one year thereafter (but not beyond the original expiration date).

Potential Payments upon Termination Due to Approved Retirement, Disability or Death at June 30, 2021

The following table sets forth quantitative information with respect to payments to our NEOs and/or their beneficiaries upon termination in various circumstances as described above, assuming termination on June 30, 2021. The amounts included in the table below do not include amounts otherwise due and owing to each applicable NEO, such as salary or annual bonus earned through the date of termination or vested equity and nonqualified deferred compensation, as those amounts are reflected in the preceding tables or payments or benefits generally available to all of our salaried employees. Values in the table below with respect to equity are based on $34.79 per share, the closing price of our common stock on June 30, 2021.

NEO	Base Salary Continuation ($)	Equity Awards[1] ($)	Total[2] ($)
Michael J. Alkire	0	5,424,796	5,424,796
Craig S. McKasson	0	3,808,673	3,808,673
Leigh T. Anderson	0	2,503,232	2,503,232
David L. Klatsky	0	1,620,716	1,620,716
David A. Hargraves	0	1,609,815	1,609,815

(1)

Reflects the value of unvested performance shares, RSUs and NQSOs that will vest as a result of the termination of employment due to retirement, disability or death based on the excess of the closing sale price of our common stock on June 30, 2021 ($34.79), over the exercise price of stock options and the closing sale price of our common stock on June 30, 2021 ($34.79), for performance shares and RSUs, and assumes the performance for performance shares is at target (100%), except for the fiscal 2021 performance shares which are based on actual achievement levels determined by the Compensation Committee.

(2)

For Mr. Alkire and Mr. McKasson, in the event the executive enters into a consulting agreement following termination, a payment of 1/10 of base salary may be payable for a period of up to 24 months following termination (except for termination due to death).

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CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act, we are providing the following disclosure about the relationship of the annual total compensation of our median-paid employee to the annual total compensation of Ms. DeVore, our CEO as of April 1, 2021. We chose to use Ms. DeVore rather than our current CEO, Mr. Alkire, for the determination of CEO pay ratio because Ms. DeVore was serving as CEO on April 1, 2021, the date we selected for identification of the median employee, and she was compensated at the same level through the end of fiscal 2021. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

For fiscal year 2021:

•	The median of the annual total compensation of all of our employees, other than Ms. DeVore, was $121,578.

•	Ms. DeVore’s annual total compensation, as reported in the Total column of the 2021 Summary Compensation Table, was $8,874,885.

•	Based on this information, the ratio of the annual total compensation of Ms. DeVore to the median of the annual total compensation of all employees is estimated to be 73 to 1.

As permitted under the applicable SEC rules, to identify our median employee among our employee population, we used annualized target cash compensation (the combination of base salary and annual incentive plan bonus, at target) for all full- and part-time employees as of April 1, 2021, as a consistently applied compensation measure. After identifying the median employee based on annualized target cash compensation, we calculated annual total compensation for that employee using the same methodology we use for our NEOs as set forth in the 2021 Summary Compensation Table.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee oversees our compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Following that review and discussion, the Compensation Committee recommended that the Board include the Compensation Discussion and Analysis in our proxy statement to be filed with the SEC in connection with our Annual Meeting and incorporate it by reference in our 2021 Form 10-K, filed with the SEC on August 17, 2021.

Compensation Committee:

Marc D. Miller (Chair)

Helen M. Boudreau

Marvin R. O’Quinn

Richard J. Statuto

Executive Compensation—Role of the Compensation Consultant

During our fiscal year 2021, the Compensation Committee directly retained the services of Mercer to provide advice and recommendations to the Compensation Committee on executive officer and Board of Director compensation programs. Mercer’s fees for executive compensation consulting to the Compensation Committee for fiscal year 2021 were approximately $314,000.

During fiscal year 2021, Mercer provided the following services to the Compensation Committee related to executive officer compensation:

•	Attended meetings of the Compensation Committee as the Committee’s advisor;

•	Evaluated the competitive positioning of our executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our peer companies;

•	Advised on target award levels within the annual and long-term incentive plans and, as needed, on actual compensation actions;

•	Assessed the alignment of executive officer compensation levels relative to our performance against our peer companies and relative to the Compensation Committee’s articulated compensation philosophy;

•	Provided advice on the design of our annual and long-term incentive plans; and

•	Advised on the performance measures and performance targets for the annual and long-term incentive programs.

During fiscal year 2021, management retained the services of Mercer to provide compensation and health and welfare consulting, and affiliated MMC companies Marsh and National Economic Research Associates, Inc. to provide insurance services and economic consulting services, respectively. The aggregate fees paid for these services for fiscal year 2021 were approximately $663,000.

Based in part on the policies and procedures Mercer and the Compensation Committee have in place, the Compensation Committee believes that the advice it receives from the executive compensation consultant, a Mercer representative, is objective and not influenced by Mercer’s or its affiliates’ relationships with Premier. These policies and procedures include:

•	The executive compensation consultant receives no incentive or other compensation based on the fees charged to us for other services provided by Mercer or any of its affiliates;

•	The executive compensation consultant is not responsible for selling other Mercer or affiliate services to us;

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COMPENSATION COMMITTEE REPORT

•

Mercer’s professional standards prohibit the executive compensation consultant from considering any other relationships Mercer or any of its affiliates may have with us in rendering his or her advice and recommendations;

•	The Compensation Committee has the sole authority to retain and terminate the executive compensation consultant;

•	The executive compensation consultant has direct access to the Compensation Committee without management intervention;

•

The Compensation Committee evaluates the quality and objectivity of the services provided by the executive compensation consultant each year and determines whether to continue to retain the consultant; and

•	The protocols for the engagement (described below) limit how the executive compensation consultant may interact with management.

While it is necessary for the executive compensation consultant to interact with management to gather information, the Compensation Committee has adopted protocols governing if and when the executive compensation consultant’s advice and recommendations can be shared with management. These protocols are included in the Compensation Committee’s engagement letter with Mercer. The Compensation Committee also determines the appropriate forum for receiving the executive compensation consultant’s recommendations. Where appropriate, management invitees are present to provide context for the recommendations.

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REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The following Report of the Audit and Compliance Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Premier specifically incorporates such information by reference.

The Board of Directors has the ultimate authority for effective corporate governance, including the role of oversight of Premier’s management. The Audit and Compliance Committee’s purpose is to assist the Board of Directors in fulfilling its responsibilities to Premier and its stockholders by overseeing the accounting and financial reporting processes, the qualifications and selection of the independent registered public accounting firm engaged by the Company, the Company’s Ethics & Compliance Program as directed by the Chief Ethics and Compliance Officer, and the performance of the internal auditors and independent registered public accounting firm. The Audit and Compliance Committee members’ functions are not intended to duplicate or to certify the activities of Premier’s management or Premier’s independent registered public accounting firm.

The Audit and Compliance Committee also focuses on risk oversight, including financial, legal and regulatory and ethical risks. The Audit and Compliance Committee oversees the cyber risk management program, which is designed to monitor, mitigate and respond to cyber risks, threats and incidents, and reviews periodic reports from our Chief Information Security Officer, President of Performance Services and Chief Financial Officer, including developments in cyber threat environment and cyber risk mitigation efforts. In addition, the Audit and Compliance Committee has established a whistleblower policy to (i) facilitate reporting in good faith any complaint of inappropriate conduct and participation in the investigation of such complaint, (ii) encourage proper individual conduct, (iii) alert the Audit and Compliance Committee of potential issues before such inappropriate conduct has serious adverse consequences and (iv) instill protections for bringing such inappropriate conduct to our Company’s attention.

The Audit and Compliance Committee oversees related-party transactions and the Board Conflict of Interest Policy to better ensure that each of our directors and officers can exercise the powers and duties thereof in the best interests of us and our stockholders and not to further the interests of such director or officer or the interests of another person (including a family member) or entity, including any member organization.

One of the key responsibilities of the Audit and Compliance Committee is the appointment and/or retention of the independent registered public accounting firm. As part of its annual evaluation regarding the reappointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm, the Audit and Compliance Committee carefully considers EY’s qualifications, performance and tenure. The basis for the Audit and Compliance Committee’s determination to reappoint EY as our independent registered public accounting firm for fiscal year 2022 is discussed above under “Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm” on page 16. Additional responsibilities of the Audit and Compliance Committee are set forth under its charter and are discussed in more detail under the heading “Committees of the Board of Directors—Audit and Compliance Committee” above.

In its oversight role, the Audit and Compliance Committee relies on the expertise, knowledge and assurances of management, our internal auditors and EY, our independent registered public accounting firm. Management has the primary responsibility for establishing and maintaining effective systems of internal and disclosure controls (including internal control over financial reporting), for preparing financial statements and for the public reporting process. EY is responsible for performing an independent audit of Premier’s consolidated financial statements and for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States. In this context, the Audit and Compliance Committee:

•

reviewed and discussed with management and EY the fair and complete presentation of Premier’s consolidated financial statements and related periodic reports filed with the SEC (including the audited consolidated financial statements for the fiscal year ended June 30, 2021, and EY’s audit of the Company’s internal controls over financial reporting for the fiscal year ended June 30, 2021);

•	discussed with EY the matters required to be discussed by the auditors with the Audit and Compliance Committee under the applicable rules adopted by the PCAOB and the SEC; and

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REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

•

received the written disclosures and the letter from EY required by the applicable rules of the PCAOB (Communication with Audit Committees Concerning Independence) and discussed with EY its independence from the Company and its management.

The Audit and Compliance Committee also discussed with Premier’s internal auditors and EY the overall scope and plans for their respective audits; reviewed and discussed with management, the internal auditors and EY the effectiveness of the Company’s internal control over financial reporting, the significant accounting policies applied by Premier in its financial statements, as well as alternative treatments and risk assessment; and met periodically in executive sessions with each of management, the internal auditors and EY.

The Audit and Compliance Committee was kept apprised of the progress of management’s assessment of Premier’s internal control over financial reporting and provided oversight to management during the process.

Based on the reviews and discussions described above, the Audit and Compliance Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements for the fiscal year ended June 30, 2021 be included in our 2021 Form 10-K for filing with the SEC. The Audit and Compliance Committee has selected EY as the Company’s independent registered public accounting firm for fiscal year 2022.

Members of the Audit and Compliance Committee

Ellen C. Wolf, Chair

John T. Bigalke

Jody R. Davids

Peter S. Fine

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EXECUTIVE OFFICERS

The following table lists all of our executive officers who are not also directors. Each of our executive officers will hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal. There are no family relationships between any of our executive officers and our directors or director nominees. The business address of each of our executive officers is 13034 Ballantyne Corporate Place, Charlotte, NC 28277. The information provided is as of the Record Date. References to positions held at Premier LP are to positions held at the general partner of Premier LP both before and after our 2013 IPO.

Executive Officers Who are Not Directors

Age: 54 Title: Senior Vice President, Chief Administrative Officer, Chief Financial Officer and Treasurer

Craig S. McKasson

Experience:

•  Chief Administrative Officer of Premier since April 2019, and Senior Vice President and Chief Financial Officer since 2013

•  Chief Financial Officer of PHSI and Premier LP since 2010 and Vice President and Corporate Controller of PHSI and Premier LP from 1997 to 2010

•  Member of the board of directors and audit committee as well as Chair of the finance committee of Saint Vincent De Paul Village Inc.

•  Member of the board of directors of the San Diego State University Fowler College of Business

•  Member of the board of managers of FFF Enterprises, Inc. and Nufactor, Inc. since January 2021

•  Past member of the boards of Global Healthcare Exchange, LLC and Innovatix, LLC

•  Member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants

•  Obtained a bachelor’s degree in business administration and a Master of Science in accountancy from San Diego State University

Age: 54 Title: President of Performance Services

Leigh T. Anderson

Experience:

•  President of Performance Services since July 2018

•  Chief Information Officer of Premier from 2016 to 2018 and Chief Operating Officer for Information and Technology Services from 2013 to 2016

•  Previously CIO of HealthTrust and Parallon Supply Chain at Hospital Corporation of America, a healthcare service provider consisting of locally managed hospitals and surgical centers, from 2011 to 2013

•  Prior lead informatics roles with Global Healthcare Exchange (GHX), Longmont United Hospital, Whittman-Hart, US West and AT&T

•  Previously served on the U.S. governing board of GS1, an international supply chain standards body with over 1,000,000 member companies, and on the board of directors of GHX

•  Obtained a bachelor’s degree from Hofstra University and a Master of Business Administration from Wake Forest University

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EXECUTIVE OFFICERS

Age: 52 Title: Senior Vice President of Supply Chain

David A. Hargraves

Experience:

•  Senior Vice President of Supply Chain of Premier since July 2017

•  Vice President of Strategic Sourcing of Premier from 2015 to 2017

•  Previously Vice President of Clinical Supply Chain at University of Pittsburgh Medical Center from 2006 to 2015

•  Prior roles include adjunct professor of sustainable supply chain management at Chatham University, supply chain leadership roles with Alcoa Corporation and Ariba Inc. and hospital corpsman and biomedical equipment technician for the U.S. Navy

•  Obtained an associates of science degree in biomedical engineering technology from Penn State University, a bachelor’s degree from Duquesne University, and a Master of Business Administration with a concentration in healthcare finance from Waynesburg University

Age: 59 Title: General Counsel

David L. Klatsky

Experience:

•  General Counsel of Premier since July 2016

•  Partner in the health practice group of McDermott Will & Emery LLP from 1992 to 2016, where he worked extensively with Premier and its affiliated companies since the organization’s founding in 1996 through its initial public offering and corporate restructure in 2013 and served as chief outside counsel from 2007 to 2016

•  Advised Fortune 500 companies, private equity firms and for-profit and tax-exempt healthcare services clients on the transactional and regulatory aspects of mergers, acquisitions and joint ventures in the healthcare sector and acted as the lead lawyer in a broad cross section of health industry transactions

•  Obtained a bachelor’s degree from Brown University and a Juris Doctor degree from the University of California—Los Angeles School of Law

Age: 42 Title: Senior Vice President of People

Lindsay A. Powers

Experience:

•  Senior Vice President of People of Premier since 2021

•  Served as Vice President for Organizational Development and HR Business Partners for Premier from 2019 through 2020 and as a Senior Director of Organizational Development and HR Business Partners for Premier from 2018 to 2019 and a Director, HR Business Partner for Premier from 2016 to 2018

•  Served as a Director of Human Resources for Ettain Group from 2014 to 2016

•  Served in director and management positions in various Human Resources domains at Family Dollar Stores, Inc. from 2006 to 2014 where she supported the development of an international trading company as a part of the organization’s global sourcing strategy from 2011 to 2013 with extensive work on the ground in China and Hong Kong, among other Asian and European countries

•  Obtained a bachelor’s degree from Keene State College

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OTHER BUSINESS

As of the date of this proxy statement, management does not intend to present, and has not been informed that any other person intends to present, any matter for action not specified in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the proxy holders will act on those matters in accordance with their best judgment.

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ANNUAL REPORT ON FORM 10-K

A copy of our 2021 Form 10-K, as filed with the SEC, will be mailed without charge to any holder of our common stock upon request. Requests for our 2021 Form 10-K should be addressed to: Investor Relations, Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina 28277. The 2021 Form 10-K includes certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering our reasonable expenses for such copies. The 2021 Form 10-K and exhibits may also be obtained from our website, www.premierinc.com, on the “Investor Relations” page or directly from the SEC’s website, www.sec.gov.

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STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

Any proposals that our stockholders wish to have included in our proxy statement and form of proxy for the 2022 annual meeting of stockholders must be received by us no later than the close of business on June 22, 2022 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act in order to be considered for inclusion in the 2022 proxy statement and form of proxy. The inclusion of any proposal will be subject to applicable rules of the SEC, including Rule 14a-8 of the Exchange Act, as amended from time to time, and timely submission of a proposal does not guarantee its inclusion in our proxy statement.

You may also submit a proposal without having it included in our proxy statement and form of proxy, but we are not required to submit such a proposal for consideration at the annual meeting if it is considered untimely. To submit a proposal, a stockholder must be entitled to vote on such proposal at the meeting and must be a stockholder at the time notification of the proposal is provided to us. In accordance with Article I, Section 12 of our Bylaws, to be timely your proposal must be delivered to or mailed and received at our principal executive offices on or after August 5, 2022 and not later than September 4, 2022, provided, that in the event the date of the 2022 annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from the anniversary date of our December 3, 2021 Annual Meeting, your proposal and related notice, in order to be timely, must be received not earlier than the 120th day prior to the 2022 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

All stockholder proposals and related notices must be in the form set forth in Article I, Section 12 of our Bylaws and must be addressed to Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina 28277, Attention: Corporate Secretary. Article I, Section 12 of our Bylaws requires, among other things, that the proposal and related notice must set forth:

(1) (i) a brief description of the business desired to be brought before the annual meeting (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), (ii) the reasons for conducting that business at the annual meeting and (iii) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(2) the name and record address of the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made;

(3) the class and number of shares of our stock which are owned beneficially and of record by such stockholder and such beneficial owner;

(4) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such business;

(5) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal;

(6) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(7) a description of any agreement, arrangement or understanding with respect to the proposal and/or the voting of shares of any class or series of our stock between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and

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STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

(8) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any of our securities; (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of our stock and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any of our securities.

A stockholder proposing business for the annual meeting must update and supplement the notice required by Article I, Section 12 of our Bylaws so that the information in the notice is true and correct as of the record date for the annual meeting and as of the date that is 15 days prior to the annual meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Corporate Secretary at our principal executive offices not later than five days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of 15 days prior to the meeting or any adjournment or postponement thereof). Any stockholder that intends to submit a proposal should read the entirety of the requirements in our Bylaws, particularly Article I, Section 12, which can be found in the Investors section of our website at investors.premierinc.com.

If notice is not timely and properly provided, the persons named as proxy holders for the 2022 annual meeting of stockholders will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2022 annual meeting of stockholders. Only such proposals as are (i) required by the rules of the SEC and (ii) permissible stockholder motions under the Delaware General Corporation Law will be included on the agenda for the 2022 annual meeting of stockholders.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE

ACCOMPANYING PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

By Order of the Board of Directors,

Terry D. Shaw

Chair of the Board of Directors

Charlotte, NC

October 20, 2021

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Appendix A

Fiscal Year 2021 Performance—GAAP to non-GAAP Reconciliations

To help our readers understand our past financial performance and our liquidity, we supplement the financial results we provide in accordance with generally accepted accounting principles in the United States of America (“GAAP”) with certain “adjusted” or non-GAAP financial measures that are not determined in accordance with GAAP (“Non-GAAP”). Our management regularly uses our supplemental Non-GAAP financial measures to understand, manage and evaluate our business and make operational decisions. To properly and prudently evaluate our business, we encourage you to review (i) the audited consolidated financial statements and related notes included in our 2021 Form 10-K and (ii) the reconciliation of our Non-GAAP financial measures below, as well as those included in our 2021 Form 10-K. You should not rely on any single financial measure to evaluate our business. In addition, because EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share are susceptible to varying calculations, such Non-GAAP financial measures, as presented herein and in our 2021 Form 10-K, may differ from, and may therefore not be comparable to, similarly titled measures used by other companies.

In the accompanying proxy statement, particularly under the heading “Executive Compensation—Compensation Discussion and Analysis,” we use the following Non-GAAP financial measures: EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Earnings per Share.

We define EBITDA as net income before income or loss from discontinued operations, net of tax, interest and investment income or expense, net, income tax expense, depreciation and amortization, and amortization of purchased intangible assets. We define Adjusted EBITDA as EBITDA before merger and acquisition related expenses and non-recurring, non-cash or non-operating items and including equity in net income of unconsolidated affiliates. For all Non-GAAP financial measures, we consider non-recurring items to be income or expenses and other items that have not been earned or incurred within the prior two years and are not expected to recur within the next two years. Such items include certain strategic and financial restructuring expenses. Non-operating items include gains or losses on the disposal of assets and interest and investment income or expense.

We define Segment Adjusted EBITDA as the segment’s net revenue less cost of revenue and operating expenses directly attributable to the segment excluding depreciation and amortization, amortization of purchased intangible assets, merger and acquisition related expenses and non-recurring or non-cash items, and including equity in net income of unconsolidated affiliates. Operating expenses directly attributable to the segment include expenses associated with sales and marketing, general and administrative, and product development activities specific to the operation of each segment. General and administrative corporate expenses that are not specific to a particular segment are not included in the calculation of Segment Adjusted EBITDA. Segment Adjusted EBITDA also excludes any income and expense that has been classified as discontinued operations.

We define Adjusted Net Income as net income attributable to us (i) excluding income or loss from discontinued operations, net, (ii) excluding income tax expense, (iii) excluding the impact of adjustment of redeemable limited partners’ capital to redemption amount, (iv) excluding the effect of non-recurring or non-cash items, including certain strategic and financial restructuring expenses, (v) historically, assuming the exchange of all the Class B common units for shares of Class A common stock, which resulted in the elimination of non-controlling interest in Premier LP and (vi) reflecting an adjustment for income tax expense on Non-GAAP net income before income taxes at our estimated annual effective income tax rate, adjusted for unusual or infrequent items. We define Adjusted Earnings per Share as Adjusted Net Income divided by diluted weighted average shares.

Adjusted EBITDA is a supplemental financial measure used by us and by external users of our financial statements and is considered to be an indicator of the operational strength and performance of our business. Adjusted EBITDA allows us to assess our performance without regard to financing methods and capital structure and without the impact of other matters that we do not consider indicative of the operating performance of our business. More specifically, Segment Adjusted EBITDA is the primary earnings measure we use to evaluate the performance of our business segments.

2021 Proxy Statement	A-1

Appendix A

We use Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share to facilitate a comparison of our operating performance on a consistent basis from period to period that, when viewed in combination with our results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting our business. We believe Adjusted EBITDA and Segment Adjusted EBITDA assist our Board of Directors, management and investors in comparing our operating performance on a consistent basis from period to period because they remove the impact of earnings elements attributable to our asset base (primarily depreciation and amortization), certain items outside the control of our management team, e.g., taxes, other non-cash items (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation), non-recurring items (such as strategic and financial restructuring expenses) and income and expense that has been classified as discontinued operations from our operating results. We believe Adjusted Net Income and Adjusted Earnings per Share assist our Board of Directors, management and investors in comparing our net income and earnings per share on a consistent basis from period to period because these measures remove non-cash (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation) and non-recurring items (such as strategic and financial restructuring expenses), and historically have eliminated the variability of non-controlling interest that resulted from member owner exchanges of Class B common units for shares of Class A common stock.

Despite the importance of these Non-GAAP financial measures in analyzing our business, determining compliance with certain financial covenants in our credit facility, measuring and determining incentive compensation and evaluating our operating performance relative to our competitors, these Non-GAAP financial measures are not measurements of financial performance under GAAP, may have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, net income, cash flows from operating activities or any other measure of our performance derived in accordance with GAAP.

Some of the limitations of the EBITDA, Adjusted EBITDA and Segment Adjusted EBITDA measures include that they do not reflect: our capital expenditures or our future requirements for capital expenditures or contractual commitments; changes in, or cash requirements for, our working capital needs; the interest expense or the cash requirements to service interest or principal payments under our credit facility; income tax payments we are required to make; and any cash requirements for replacements of assets being depreciated or amortized. In addition, EBITDA, Adjusted EBITDA and Segment Adjusted EBITDA are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flows from operating activities. Some of the limitations of the Adjusted Net Income and Adjusted Earnings per Share measures are that they do not reflect income tax expense or income tax payments we are required to make and they are not measures of profitability under GAAP.

Non-recurring and non-cash items excluded in our calculation of Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Net Income consist of stock-based compensation, acquisition and disposition related expenses, remeasurement of tax receivable agreement (“TRA”) liabilities, gain or loss on FFF put and call rights, income and expense that has been classified as discontinued operations and other expense. More information about certain of the more significant items follows below.

Stock-based compensation

In addition to non-cash employee stock-based compensation expense, this item includes non-cash stock purchase plan expense of $0.5 million and $0.4 million for the years ended June 30, 2021 and 2020, respectively. See Note 14—Stock-Based Compensation to the audited consolidated financial statements included in our 2021 Form 10-K for additional information.

Acquisition and disposition related expenses

Acquisition related expenses include legal, accounting and other expenses related to acquisition activities and gains and losses on the change in fair value of earn-out liabilities. Disposition related expenses include severance and retention benefits and financial advisor fees and legal fees related to disposition activities.

A-2	2021 Proxy Statement

Appendix A

Remeasurement of TRA liabilities

On August 10, 2020, we exercised our right to terminate the TRA by providing all former LPs a notice of termination and the amount of the expected payment to be made to each LP pursuant to the early termination provisions of the TRA with a determination date of August 10, 2020.

Prior to termination of the TRA, we recorded TRA liabilities based on 85% of the estimated amount of tax savings we expected to receive, generally over a 15-year period, which were attributable to the initial purchase of Class B common units from the member owners made concurrently with the IPO and subsequent exchanges by member owners of Class B common units into Class A common stock or cash. Tax payments made under the TRA were made to the member owners as we realized tax benefits. Determining the estimated amount of tax savings we expected to receive required judgment as deductibility of goodwill amortization expense was not assured and the estimate of tax savings was dependent upon the actual realization of the tax benefit and the tax rates in effect at that time. See Note 16—Income Taxes to the audited consolidated financial statements included in our 2021 Form 10-K for additional information.

Gain or loss on FFF put and call rights

See Note 6—Fair Value Measurements and Note 21—Subsequent Events to the audited consolidated financial statements included in our 2021 Form 10-K for additional information regarding gain (loss) on FFF put and call rights which is incorporated by reference herein.

Further Adjustments to Adjusted Earnings per Share

As reported in our 2021 Form 10-K, Adjusted EBITDA and Adjusted Earnings per Share set forth in the tables below are based solely on continuing operations. For purposes of determining compensation matters for fiscal 2021, we have further adjusted Adjusted Earnings per Share as discussed below. Additional information regarding these adjustments is discussed above under the heading “Compensation Discussion and Analysis.”

Adjustment for August 2020 Restructuring

For purposes of calculating Adjusted Earnings per Share when determining performance levels associated with performance share awards that vested on June 30, 2021, we have adjusted (i.e., increased) 2021 Adjusted Earnings per Share as reported in our 2021 Form 10-K by $0.64 per share to reflect the impact on earnings of our 2020 Restructuring that was completed in August 2020. The adjustment reflects the estimated change (i.e., decrease) resulting from the 2020 Restructuring.

Adjustment for Impact of COVID-19

In addition, for purposes of calculating Adjusted Earnings per Share when determining performance levels associated with performance share awards that vested on June 30, 2021, we have adjusted (i.e., increased) 2021 Adjusted Earnings per Share as reported in our 2021 Form 10-K by $0.19 per share to reflect the estimated impact of the COVID-19 pandemic on earnings. The adjustment reflects the estimated impact of the pandemic on management’s financial plan for fiscal year 2021.

Adjustments Related to Acquisition Activity

In addition to the above, for purposes of calculating Adjusted Earnings per Share when determining performance levels associated with performance share awards that vested on June 30, 2021, we have adjusted (i.e., increased) 2021 Adjusted Earnings per Share as reported in our 2021 Form 10-K by $0.17 per share to reflect the impact of certain acquisition activities in fiscal year 2021 on earnings.

2021 Proxy Statement	A-3

Appendix A

EBITDA and Adjusted EBITDA Reconciliation

The following table shows the reconciliation of net income from continuing operations to Non-GAAP Adjusted EBITDA for the periods presented (in thousands):

	Year Ended June 30,

	2021	2020
Net income from continuing operations	$304,584	$291,126
Interest and investment loss, net	11,964	11,313
Income tax (benefit) expense	(53,943)	92,561
Depreciation and amortization	76,309	97,297
Amortization of purchased intangible assets	44,753	55,530

EBITDA	383,667	547,827
Stock-based compensation	35,915	21,132
Acquisition and disposition related expenses	18,095	19,319
Remeasurement of tax receivable agreement liabilities	—	(24,584)
Loss (gain) on FFF put and call rights	27,352	(4,690)
Other expense, net	8,201	5,036

Adjusted EBITDA	$473,230	$564,040

Segment Adjusted EBITDA:
Supply Chain Services	$467,868	$570,298
Performance Services	132,225	111,282
Corporate	(126,863)	(117,540)

Adjusted EBITDA	$473,230	$564,040

A-4	2021 Proxy Statement

Appendix A

Adjusted Net Income Reconciliation

The following table provides the (i) reconciliation of net income attributable to stockholders to Non-GAAP Adjusted Net Income and (ii) reconciliation of the numerator and denominator for earnings per share attributable to stockholders to Non-GAAP Adjusted Earnings per Share for the periods presented (in thousands):

	Year Ended June 30,
	2021	2020
Net income attributable to stockholders	$260,837	$598,675
Adjustment of redeemable limited partners’ capital to redemption amount	26,685	(468,311)
Net income attributable to non-controlling interest in Premier LP	17,062	161,816
Income from discontinued operations, net of tax	—	(1,054)
Income tax (benefit) expense	(53,943)	92,561
Amortization of purchased intangible assets	44,753	55,530
Stock-based compensation	35,915	21,132
Acquisition and disposition related expenses	18,095	19,319
Remeasurement of tax receivable agreement liabilities	—	(24,584)
Loss (gain) on FFF put and call rights	27,352	(4,690)
Other expense, net	15,519	5,036

Adjusted income before income taxes	392,275	455,430
Income tax expense on adjusted income before income taxes(a)	86,301	118,412

Adjusted Net Income	$305,974	$337,018
Reconciliation of denominator for earnings per share attributable to stockholders to Adjusted Earnings per Share
Weighted average:
Basic weighted average shares outstanding	116,527	67,035
Dilutive securities	1,005	644
Class B shares outstanding(b)	—	55,935

Weighted average shares outstanding—diluted	117,532	123,614
Class B shares outstanding(b)	5,638	—

Non-GAAP Weighted average shares outstanding—diluted	123,170	123,614

(a)

Reflects income tax expense at an estimated effective income tax rate of 22% of non-GAAP adjusted net income before income taxes for the year ended June 30, 2021 and 26% of non-GAAP adjusted net income before income taxes for the year ended June 30, 2020.

(b)

For the year ended June 30, 2021, the effect of 5.6 million Class B common shares were excluded from the GAAP diluted weighted average shares outstanding as they had an anti-dilutive effect. On a non-GAAP basis, the effect of 5.6 million Class B common shares were included in the non-GAAP diluted weighted average shares outstanding for the year ended June 30, 2021.

2021 Proxy Statement	A-5

Appendix A

Adjusted Earnings Per Share Reconciliation

The following table provides the reconciliation of earnings per share attributable to stockholders to Non-GAAP Adjusted Earnings per Share for the periods presented:

	Year Ended June 30,
	2021	2020
Earnings per share attributable to stockholders	$2.24	$8.93
Adjustment of redeemable limited partners’ capital to redemption amount	0.23	(6.99)
Net income attributable to non-controlling interest in Premier LP	0.15	2.41
Income from discontinued operations, net of tax	—	(0.02)
Income tax (benefit) expense	(0.46)	1.38
Amortization of purchased intangible assets	0.38	0.83
Stock-based compensation	0.31	0.32
Acquisition and disposition related expenses	0.16	0.29
Remeasurement of tax receivable agreement liabilities	—	(0.37)
Loss (gain) on FFF put and call rights	0.23	(0.07)
Other expense, net	0.13	0.08
Impact of corporation taxes(a)	(0.74)	(1.77)
Impact of dilutive shares(b)	(0.15)	(2.29)

Adjusted Earnings Per Share	$2.48	$2.73
Adjustment for impact of August 2020 Restructuring(c)	0.64	n/a
Adjustment for impact of COVID-19(d)	0.19	n/a
Adjustment for certain acquisition activities(e)	0.17	n/a

Adjusted Earnings Per Share—Adjusted for August 2020 Restructuring, COVID-19, and certain acquisition activities(f)	$3.48	$2.73

(a)

Reflects income tax expense at an estimated effective income tax rate of 22% of non-GAAP adjusted net income before income taxes for the year ended June 30, 2021 and 26% of non-GAAP adjusted net income before income taxes for the year ended June 30, 2020.

(b)	Reflects impact of dilutive shares, primarily attributable to the assumed conversion of all Class B common units for Class A common stock.
(c)	Reflects the financial impact resulting from our August 2020 Restructuring.
(d)	Reflects the financial impact resulting from the COVID-19 pandemic.
(e)	Reflects the adjustment for the impact of certain acquisition activities in fiscal year 2021.
(f)	Adjustments to Adjusted Earnings Per Share for the year ended June 30, 2020 are not relevant for this proxy statement.

A-6	2021 Proxy Statement

PREMIER, INC.
13034 BALLANTYNE CORPORATE PLACE CHARLOTTE, NC 28277
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
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The Board of Directors recommends a vote “FOR ALL” number(s) of the nominee(s) on the line below. of the following Director nominees.
1. Election of Directors ! ! !
Nominees:
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The Board of Directors recommends a vote “FOR” Proposals 2 and 3: For Against Abstain
2. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2022. ! ! !
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D60247-P60958
PREMIER, INC.
ANNUAL MEETING OF STOCKHOLDERS FRIDAY, DECEMBER 3, 2021 10:00 AM
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PREMIER, INC.
2021 Annual Meeting
Vote by December 2, 2021 11:59 PM ET
D60251-P60961
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PREMIER, INC.
2021 Annual Meeting Vote by December 2, 2021 11:59 PM ET
Voting Items Board Recommends
1. Election of Directors
Nominees:
01) Terry D. Shaw For 02) Richard J. Statuto 03) Ellen C. Wolf
2. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2022. For
3. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement
For for the Annual Meeting.
4. An advisory vote to approve the frequency of the say-on-pay advisory vote as every one, two, or three years. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof.